June 19, 2008

Dear Stockholder:

You are cordially invited to attend a joint special stockholder meeting (the “Special Meeting”) of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”) and BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), each a corporation organized under the laws of the State of Maryland, to be held on Friday, July 25, 2008. Before the Special Meeting, I would like to provide you with additional background and ask for your vote on important proposals affecting EEF, ECV and CII.

The proposals you will be asked to consider at the Special Meeting, as described in the enclosed Joint Proxy Statement/Prospectus, are the proposed reorganizations (each, a “Reorganization” and, collectively, the “Reorganizations”) of EEF and ECV into CII, a fund with an investment objective and investment policies similar, but not identical, to those of EEF and ECV, and the issuance of additional shares of common stock of CII (the “Issuance”).

The Board of Directors of each fund believes the Reorganizations and Issuance are in the best interests of EEF, ECV and CII and their stockholders, and unanimously recommend that you vote “For” the proposed Reorganizations and Issuance, as applicable.

The enclosed materials explain these proposals in more detail, and I encourage you to review them carefully. As a stockholder, your vote is important, and we hope that you will respond today to ensure that your shares of common stock will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card:

  By touch-tone telephone;

  By Internet;

  By returning the enclosed proxy card in the postage-paid envelope; or

  In person at the Special Meeting.

If you do not vote using one of these methods, you may be called by Broadridge Financial Solutions, Inc., our proxy solicitor, to vote your shares of common stock over the phone.

As always, we appreciate your support.

Sincerely,

Donald C. Burke
President and Chief Executive Officer of EEF, ECV and CII

BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 882-0052

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or record your voting instructions by telephone or via the Internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares of common stock to be voted, your shares of common stock will be voted “For” the Reorganizations and Issuance, as applicable. If your shares of common stock are held through a broker, you must provide voting instructions to your broker about how to vote your shares of common stock in order for your broker to vote your shares of common stock at the Special Meeting.

June 19, 2008

IMPORTANT NOTICE

TO STOCKHOLDERS OF
BLACKROCK ENHANCED EQUITY YIELD FUND, INC.
BLACKROCK ENHANCED EQUITY YIELD & PREMIUM FUND, INC.
BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

QUESTIONS & ANSWERS

     Although we recommend that you read the complete Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of the issues to be voted on.

Q:	Why is a stockholder meeting being held?

A:	Stockholders of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”): You are being asked to vote on a reorganization (each, a “Reorganization” and, collectively, the “Reorganizations”) of EEF and ECV (each such fund being referred to herein as a “Target Fund” and together as the “Target Funds”) into BlackRock Enhanced Capital and Income Fund, Inc. (“CII” or the “Acquiring Fund” and, together with EEF and ECV, each a “Fund” and, collectively, the “Funds”), a closed-end fund that pursues an investment objective and has investment policies that are similar, but not identical, to those of EEF and ECV and has the same investment adviser as EEF and ECV.

Stockholders of CII: You are being asked to vote on the issuance of additional shares of common stock of the Acquiring Fund in connection with each Reorganization.

Q:	Why is each Reorganization being recommended?

A:	The Boards of Directors of the Funds have determined that the Reorganizations will benefit the common stockholders of each of the Target Funds and the Acquiring Fund. As a result of the Reorganizations, it is anticipated that common stockholders of each Fund will experience a reduced annual operating expense ratio, as certain fixed administrative costs will be spread across the combined fund’s larger asset base. In addition, the Reorganizations will result in a change in investment objectives and policies for the Target Funds that the investment adviser to each Target Fund would recommend even without the Reorganizations. If the Reorganizations are not approved, the investment adviser anticipates that it would recommend to the Boards of Directors of the Target Funds that they revise their investment policies to more closely resemble those of the Acquiring Fund and substantially lower their dividends in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

The Target Funds and the Acquiring Fund are similar, but not identical. The investment objective of each Target Fund primarily is to seek to provide stockholders with current income and gains, with a secondary objective of providing capital appreciation. The investment objective of the Acquiring Fund is to seek to provide investors with a combination of current income and capital appreciation. The Target Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks. The Acquiring Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks. Each Fund also employs a strategy of writing (selling) call options. Each Target Fund primarily writes call options on equity indices, primarily on the S&P 500 Index (as well as the NASDAQ 100 Index with respect to ECV), but the Acquiring Fund may write call options on individual stocks and indices. The Funds have the same investment adviser.

Q:	How will the Reorganizations be effected?

A:	Assuming stockholders approve the Reorganizations of the Target Funds and stockholders of the Acquiring Fund approve the issuance of additional shares of common stock of the Acquiring Fund, the assets and liabilities of the Target Funds will be combined with those of the Acquiring Fund, and the Target Funds will dissolve.

Stockholders of the Target Funds: You will become a stockholder of the Acquiring Fund. You will receive newly-issued shares of common stock of the Acquiring Fund, the aggregate net asset value (not the market value) of which will equal the aggregate net asset value (not the market value) of the shares of common stock you held immediately prior to the Reorganization, less the costs of the Reorganization (though you may receive cash for fractional shares of common stock).

Stockholders of the Acquiring Fund: You will remain a stockholder of the Acquiring Fund.

Q:	Will the combined fund be an interval fund?

A:	The combined fund will not be an interval fund. The Target Funds are required to conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Target Funds’ outstanding shares of common stock, pursuant to an interval fund structure, which may have the effect of reducing any discount from net asset value. The Acquiring Fund is not required to make such purchases and this feature will not be a part of the combined fund, although the Board of Directors of the Acquiring Fund has authorized the Acquiring Fund, at the discretion of its officers, to engage in periodic open market repurchases of up to 5% of the Acquiring Fund’s outstanding shares of common stock (which it has made from time to time).

Q:	At what prices have shares of common stock of the Target Funds and the Acquiring Fund historically traded?

A:	The Acquiring Fund’s shares of common stock have in the past generally traded at a greater discount to net asset value than the shares of common stock of the Target Funds. However, as noted above, if a Target Fund is not reorganized into the Acquiring Fund, the Investment Adviser anticipates that it would recommend to such Target Fund’s Board of Directors that the dividend rate for such Target Fund be reduced substantially, which may cause the shares of common stock of the Target Fund to trade at a greater discount to net asset value than they historically have traded. There can be no assurance that, after the Reorganizations, shares of common stock of the combined fund will trade at, above or below net asset value.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:	You will pay no sales loads or commissions in connection with the Reorganizations. However, if the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate. Such costs are estimated to be $638,000 in the aggregate, of which $147,000 is attributable to CII, $253,000 is attributable to EEF and $238,000 is attributable to ECV.

Q:	Will I have to pay any U.S. federal taxes as a result of the Reorganizations?

A:	Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganizations so qualify, in general, stockholders of the Target Funds will recognize no gain or loss for U.S. federal income tax purposes upon the receipt of shares of common stock of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes as a result of the transfer of all of their assets and liabilities in exchange for the shares of common stock of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its stockholders will recognize any gain or loss for U.S. federal income tax purposes in connection with the Reorganizations.

Prior to the closing date of the transactions with respect to the Reorganizations (the “Closing Date”), each of the Target Funds will declare a distribution to its stockholders that, together with all previous distributions, will have the effect of distributing to each respective Target Fund’s stockholders all of the respective Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date. Such distributions will be taxable to the Target Fund stockholders.

In connection with each Reorganization, each Target Fund may sell a portion of its portfolio assets. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net capital gains that a Target Fund recognizes in these sales will be distributed to such Target Fund’s stockholders as capital gain dividends (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to stockholders.

Q:	What happens if stockholders of one Target Fund do not approve its Reorganization but stockholders of the other Target Fund do approve its Reorganization?

A:	An unfavorable vote on a proposed Reorganization by the stockholders of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund, if such Reorganization is approved by the stockholders of the other Target Fund and the issuance of additional shares of common stock is approved by the stockholders of the Acquiring Fund with respect to the other Target Fund. If the Reorganization of a Target Fund is not approved, the investment adviser anticipates that it would recommend to the Board of Directors of such Target Fund that it revise its investment policies to more closely resemble those of the Acquiring Fund and substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

Q:	What happens if stockholders of the Acquiring Fund do not approve the issuance of additional shares of common stock in connection with the Reorganization of one Target Fund but do approve the issuance of additional shares of common stock in connection with the Reorganization of the other Target Fund?

A:	An unfavorable vote by stockholders of the Acquiring Fund on the issuance of additional shares of common stock in connection with the Reorganization of one Target Fund will not affect the implementation of a Reorganization by the other Target Fund, if such Reorganization is approved by the stockholders of the other Target Fund and the issuance of additional shares of common stock is approved by the stockholders of the Acquiring Fund with respect to the other Target Fund. If the Reorganization of a Target Fund is not approved, the investment adviser anticipates that it would recommend to the Board of Directors of such Target Fund that it revise its investment policies to more closely resemble those of the Acquiring Fund and substantially lower its dividend in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

Q:	Why is the vote of common stockholders of the Acquiring Fund being solicited?

A:	Although the Acquiring Fund will continue its legal existence and operations after the Reorganizations, the rules of the New York Stock Exchange (on which the Acquiring Fund’s shares of common stock are listed) require the Acquiring Fund’s common stockholders to approve the issuance of additional shares of common stock in connection with the Reorganizations. If the issuance of additional shares of common stock of the Acquiring Fund is not approved, none of the Reorganizations will occur.

Q:	How does the Board of Directors of my Fund suggest that I vote?

A:	After careful consideration, the Board of Directors of your Fund recommends that you vote “For” each of the items proposed for your Fund.

Q:	How do I vote my proxy?

A:	You may cast your vote by mail, phone, Internet or in person at the Special Meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote by phone or Internet, please refer to the instructions found on the proxy card accompanying this Joint Proxy Statement/Prospectus. To vote by phone or Internet, you will need the “control number” that appears on the proxy card.

Q:	Whom do I contact for further information?

A:	You may contact your financial adviser for further information. You may also call Broadridge Financial Solutions, Inc., the Funds’ proxy solicitor, at (866) 412-8385.

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June 19, 2008

NOTICE OF JOINT SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, JULY 25, 2008

Notice is hereby given that a joint special meeting of stockholders (the “Special Meeting”) of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”) and BlackRock Enhanced Capital and Income Fund, Inc. (“CII”) will be held at the offices of BlackRock, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, July 25, 2008 at 9:00 a.m. for the following purposes:

1. Reorganizations

For stockholders of BlackRock Enhanced Equity Yield Fund, Inc.:

a.	To approve an Agreement and Plan of Reorganization between EEF and CII, the termination of EEF’s registration under the Investment Company Act of 1940 (the “1940 Act”) and the dissolution of EEF under Maryland law;

For stockholders of BlackRock Enhanced Equity Yield & Premium Fund, Inc.:

b.	To approve an Agreement and Plan of Reorganization between ECV and CII, the termination of ECV’s registration under the 1940 Act, and the dissolution of ECV under Maryland law;

2. Issuance of Shares of Common Stock

For stockholders of BlackRock Enhanced Capital and Income Fund, Inc.:

a.	To approve the issuance of additional shares of common stock of CII in connection with an Agreement and Plan of Reorganization between EEF and CII; and

b.	To approve the issuance of additional shares of common stock of CII in connection with an Agreement and Plan of Reorganization between ECV and CII.

Stockholders of record as of the close of business on May 29, 2008 are entitled to vote at the Special Meeting or any adjournment thereof.

THE BOARDS OF DIRECTORS OF EEF, ECV AND CII REQUEST THAT YOU VOTE YOUR SHARES OF COMMON STOCK BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARDS OF DIRECTORS OF EEF AND ECV RECOMMEND THAT YOU CAST YOUR VOTE:

  FOR THE REORGANIZATION OF YOUR FUND PURSUANT TO AN AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS, THE TERMINATION OF YOUR FUND’S REGISTRATION UNDER THE 1940 ACT AND THE DISSOLUTION OF YOUR FUND UNDER MARYLAND LAW.

THE BOARD OF DIRECTORS OF CII RECOMMENDS THAT YOU CAST YOUR VOTE:

  FOR THE ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK OF YOUR FUND IN CONNECTION WITH EACH AGREEMENT AND PLAN OF REORGANIZATION AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Boards of Directors,

Donald C. Burke
President and Chief Executive Officer of EEF, ECV and CII

BlackRock Enhanced Equity Yield Fund, Inc.
BlackRock Enhanced Equity Yield & Premium Fund, Inc.
BlackRock Enhanced Capital and Income Fund, Inc.
100 Bellevue Parkway Wilmington, DE 19809 (800) 882-0052

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE
OR VIA THE INTERNET, NO MATTER HOW MANY SHARES OF COMMON STOCK YOU OWN.

JOINT PROXY STATEMENT/PROSPECTUS

BLACKROCK ENHANCED EQUITY YIELD FUND, INC.
BLACKROCK ENHANCED EQUITY YIELD & PREMIUM FUND, INC.
BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 882-0052

JOINT SPECIAL MEETING OF STOCKHOLDERS

July 25, 2008

     This Joint Proxy Statement/Prospectus is furnished to you as a stockholder of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”) and/or BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), each registered as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). A joint special meeting of stockholders of EEF, ECV and CII (the “Special Meeting”) will be held at the offices of BlackRock, Inc. (“BlackRock”), 800 Scudders Mill Road, Plainsboro, NJ 08536, on Friday, July 25, 2008 at 9:00 a.m. to consider the items listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Directors of each of EEF, ECV and CII requests that you vote your shares of common stock by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the Internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is June 19, 2008.

     The purposes of the Special Meeting are:

     1. Reorganizations

     For stockholders of BlackRock Enhanced Equity Yield Fund, Inc.:

a.	To approve an Agreement and Plan of Reorganization between EEF and CII, the termination of EEF’s registration under the 1940 Act, and the dissolution of EEF under Maryland law;

     For stockholders of BlackRock Enhanced Equity Yield & Premium Fund, Inc.:

b.	To approve an Agreement and Plan of Reorganization between ECV and CII, the termination of ECV’s registration under the 1940 Act, and the dissolution of ECV under Maryland law;

     2. Issuance of Shares of Common Stock

     For stockholders of BlackRock Enhanced Capital and Income Fund, Inc.:

a.	To approve the issuance of additional shares of common stock of CII in connection with an Agreement and Plan of Reorganization between EEF and CII; and

b.	To approve the issuance of additional shares of common stock of CII in connection with an Agreement and Plan of Reorganization between ECV and CII.

     EEF and ECV are each sometimes referred to herein individually as a “Target Fund” and, collectively, as the “Target Funds,” and CII is sometimes referred to herein as the “Acquiring Fund.” The Target Funds and the Acquiring Fund are each sometimes referred to herein as a “Fund” and, collectively, as the “Funds.” Each Agreement and Plan of Reorganization is sometimes referred to herein individually as a “Reorganization Agreement” and, collectively, as the “Reorganization

Agreements.” The Reorganization Agreements that Target Fund stockholders are being asked to consider involve transactions that will be referred to in this Joint Proxy Statement/Prospectus individually as a “Reorganization” and, collectively, as the “Reorganizations.”

     The Reorganizations seek to combine three similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies and a change of investment objectives and policies for each Target Fund that the investment adviser to each Target Fund would recommend even without the Reorganizations. The investment objective of each Target Fund primarily is to seek to provide stockholders with current income and gains, with a secondary objective of providing capital appreciation. The investment objective of the Acquiring Fund is to seek to provide investors with a combination of current income and capital appreciation. The Target Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks. The Acquiring Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks. Each Fund also employs a strategy of writing (selling) call options. Each Target Fund primarily writes call options on equity indices, primarily on the S&P 500 Index (as well as the NASDAQ 100 Index with respect to ECV), but the Acquiring Fund may write call options on individual stocks and indices.

     In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued shares of common stock of the Acquiring Fund, par value $0.10 per share (“Acquiring Fund Common Shares”). Each Target Fund will distribute Acquiring Fund Common Shares to common stockholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund investors in each Reorganization will equal the aggregate net asset value of Target Fund common stock held immediately prior to such Reorganization, less the costs of such Reorganization (though common stockholders may receive cash for their fractional shares of common stock). The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

     In connection with each Reorganization, common stockholders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund Common Shares.

     The Board of Directors of each Fund has determined that including these proposals in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interests of each Fund’s stockholders.

     In the event that stockholders of a Target Fund do not approve its Reorganization, such Target Fund would continue to exist and operate on a stand alone basis and the Board of Directors of such Target Fund will consider what additional action, if any, to take. In the event Acquiring Fund common stockholders do not approve the issuance of Acquiring Fund Common Shares in connection with a Reorganization, then the affected Target Fund would continue to exist and operate on a stand alone basis, and the respective Board of Directors of such Fund would consider what additional action, if any, to take. If the Reorganizations are not approved, the investment adviser anticipates that it would recommend to the Boards of Directors of the Target Funds that they revise their investment policies to more closely resemble those of the Acquiring Fund and substantially lower their dividends in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

     This Joint Proxy Statement/Prospectus sets forth concisely the information stockholders of each Fund should know before voting on the proposals for their Fund and constitutes an offering of Acquiring Fund Common Shares. Please read it carefully and retain it for future reference. A Reorganization Statement of Additional Information, dated June 19, 2008, relating to this Joint Proxy Statement/Prospectus (the “Reorganization Statement of Additional Information”) has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the “Reorganization Statement of Additional Information.” Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a web site maintained by BlackRock at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and any more recent semi-annual report to any stockholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at P.O. Box 9011, Princeton, NJ 08543-9011. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, DE 19809, and the telephone number is (800) 882-0052.

     The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s web site at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

     The shares of common stock of the Acquiring Fund are listed on the New York Stock Exchange (“NYSE”) under the ticker symbol “CII” and will continue to be so listed subsequent to the Reorganizations. The shares of common stock of EEF are listed on the NYSE under the ticker symbol “EEF.” The shares of common stock of ECV are listed on the NYSE under the ticker symbol “ECV.” Reports, proxy statements and other information concerning the Acquiring Fund, EEF or ECV may be inspected at the offices of the NYSE, 20 Broad Street, New York, NY 10005.

     This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares in each Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON
THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Joint Proxy Statement/Prospectus is June 19, 2008.

SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization Statement of Additional Information. Stockholders should read the entire Joint Proxy Statement/Prospectus carefully.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS

The Proposed Reorganizations

     The Board of Directors of each Fund, including the Directors who are not “interested persons” of each Fund (as defined in the 1940 Act), has unanimously approved each Reorganization Agreement. If the stockholders of a Target Fund approve their Reorganization Agreement and the stockholders of the Acquiring Fund approve the issuance of Acquiring Fund Common Shares in connection with the respective Reorganization (see “Proposal 2: Issuance of Additional Acquiring Fund Common Shares”), Acquiring Fund Common Shares will be issued to such Target Fund in exchange for substantially all of the assets of such Target Fund and the assumption of substantially all of the liabilities of such Target Fund. Each Target Fund will then distribute the Acquiring Fund Common Shares to its stockholders and terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate net asset value of Acquiring Fund Common Shares received by Target Fund investors in the Reorganization will equal the aggregate net asset value of Target Fund common stock held immediately prior to the Reorganization, less the costs of the Reorganization (though common stockholders may receive cash for fractional shares of common stock).

Background and Reasons for the Proposed Reorganizations

     The Reorganizations seek to combine three similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies and a change of investment objectives and policies for each Target Fund. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Target Fund primarily is to seek to provide stockholders with current income and gains, with a secondary objective of providing capital appreciation. The investment objective of the Acquiring Fund is to seek to provide investors with a combination of current income and capital appreciation. The Target Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks. The Acquiring Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks. Each Fund also employs a strategy of writing (selling) call options. Each Target Fund primarily writes call options on equity indices, primarily on the S&P 500 Index (as well as the NASDAQ 100 Index with respect to ECV), but the Acquiring Fund may write call options on individual stocks and indices. The Funds have the same investment adviser.

     The proposed Reorganizations will combine the assets of the Funds by reorganizing the Target Funds into the Acquiring Fund. The Board of Directors of each Target Fund (each, a “Target Fund Board” and, collectively, the “Target Fund Boards”), based upon its evaluation of all relevant information, anticipates that the common stockholders of each Target Fund will benefit from their Fund’s respective Reorganization. The Board of Directors of the Acquiring Fund (the “Acquiring Fund Board”), based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit stockholders of the Acquiring Fund. Each Board of Directors reviewed data presented by BlackRock Advisors, LLC, investment adviser to each of the Funds (the “Investment Adviser”), showing that common stockholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund’s respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently. Certain fixed administrative costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common stockholders of the combined fund. In addition, the Reorganizations will result in a change in investment objectives and policies for the Target Funds that the Investment Adviser to each Target Fund would recommend even without the Reorganizations.

     In approving its proposed Reorganization Agreement, the Board of Directors of each Fund, including the independent Directors, determined that participation in the Reorganizations is in the best interests of the relevant Fund and its stockholders and that the interests of the stockholders of the relevant Fund will not be diluted with respect to net asset value as a result of the Reorganizations. Before reaching these conclusions, the Board of Directors of each Fund, including the independent Directors, engaged in a thorough review process relating to the proposed Reorganization. The independent Directors also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Boards of Directors’ deliberations. The Boards of Directors of the Funds, including all of the independent Directors, considered the Reorganizations at meetings held on February 28 and 29, 2008 and March 14, 2008 and approved the Reorganizations at the March 14, 2008 meeting.

     The primary factors considered by the Board of Directors of each Fund with regard to the Reorganizations include, but are not limited to, the following:

  The fact that the investment objectives and policies of the Target Funds and the Acquiring Fund are similar (but not identical). See “Proposal 1: Reorganization of the Target Funds—Comparison of the Funds.”
  The expectation that the combined fund will have an annual operating expense ratio that is lower than that of each Fund prior to the Reorganizations.

  The expectation that, if the Reorganizations are not approved, the investment adviser would recommend to the Boards of Directors of the Target Funds that they revise their investment policies to more closely resemble those of the Acquiring Fund and substantially lower their dividends in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

  The relative performance history of each Fund.

  The expectation that the combined fund may achieve certain potential benefits for stockholders of each Fund from its larger net asset base.

  The fact that no gain or loss will be recognized by stockholders for U.S. federal income tax purposes as a result of the Reorganizations, as the Reorganizations are expected to be tax-free transactions.

  The identity, investment style and strategies of the management team that will manage the Acquiring Fund. See “Proposal 1: Reorganization of the Target Funds—Comparison of the Funds—Management of the Funds.”

  The expectation that stockholders will receive substantially the same services available after the Reorganizations.

     Considering these and other reasons, the Board of Directors of each Fund unanimously concluded that completion of the Reorganizations is in the best interests of each Fund and its stockholders and that the interests of the stockholders of the Funds will not be diluted with respect to net asset value as a result of the Reorganizations. This determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors. See “Proposal 1: Reorganization of the Target Funds—Reasons for the Reorganizations.”

     If a Reorganization is not approved by a Target Fund’s stockholders, such Target Fund will continue to operate for the time being as a stand alone Maryland corporation advised by the Investment Adviser, and the Target Fund’s Board will consider other alternatives.

     The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganizations. The table sets forth (i) the fees and expenses paid by each Target Fund for the 12-month period ended December 31, 2007, (ii) the fees and expenses paid by the Acquiring Fund for the 12-month period ended December 31, 2007 and (iii) the pro forma fees and expenses for the combined fund, assuming all of the Reorganizations had taken place on December 31, 2007 and assuming, for each Target Fund, that only its Reorganization occurs. As shown below, the Reorganizations are expected to result in decreased total annual expenses for stockholders of each Fund (although such savings will not be immediately realized (see footnote (c) to the table)).

Fee and Expenses Table for Common Stockholders of the Funds as of December 31, 2007

	EEF	ECV	CII(a)	Pro Forma Combined Fund (EEF and ECV into CII) (b)	Pro Forma Combined Fund (EEF into CII) (b)	Pro Forma Combined Fund (ECV into CII) (b)
Stockholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common stock (c)	None	None	None	None	None	None
Dividend Reinvestment and Cash Purchase Plan Fees	None	None	None	None	None	None

Annual Expenses (as a percentage of average net assets attributable to common stock as of December 31, 2007)
Investment Management Fees	1.00%	1.00%	0.85%	0.85%	0.85%	0.85%
Other Expenses (d)	0.09%	0.10%	0.17%	0.07%	0.09%	0.09%

Total Annual Expenses	1.09%	1.10%	1.02%	0.92%	0.94%	0.94%

(a)	Pursuant to a restructuring of its portfolio, as of May 2, 2007, the Acquiring Fund no longer uses leverage and does not intend to do so in the future. The December 31, 2007 total annual expense ratio set forth in the table for CII is presented on a pro forma basis to omit the effects of leverage (including interest expense and other leverage related fees and expenses). The unaudited pro forma financial statements giving effect to the Reorganizations set forth in Appendix B hereto provide information on the effects of leverage with respect to the fees and expenses of the Acquiring Fund during 2007.

(b)	The pro forma annual operating expenses for each potential combined fund are projections for a 12-month period.

(c)	No sales load will be charged in connection with the issuance of the Acquiring Fund’s shares of common stock as part of the Reorganization. Shares of common stock are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Shares of common stock purchased in the secondary market may be subject to brokerage commissions or other charges.

(d)	Other Expenses includes Acquired Fund fees and expenses of each Fund which are less than 0.01%. An “Acquired Fund” means any company in which a Fund invests or intends to invest (i) that is an investment company or (ii) that would be an investment company under Section 3(a) of the 1940 Act but for the exceptions to that definition provided for in Sections 3(c)(1) and 3(c)(7) of the 1940 Act.

     The Target Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations that are not reflected in “Other Expenses,” including, but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and semi-annual reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate.

EXAMPLE:

     The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma as a result of the Reorganizations with the costs of investing in the Target Funds and the Acquiring Fund without the Reorganizations. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to shares of common stock) set forth in the table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years

EEF	$ 11	$ 35	$ 60	$ 133
ECV	$ 11	$ 35	$ 61	$ 134
CII	$ 10	$ 32	$ 56	$ 125
Pro Forma Combined Fund (EEF and ECV into CII) (a)	$ 9	$ 29	$ 51	$ 113
Pro Forma Combined Fund (EEF into CII) (a)	$ 10	$ 30	$ 52	$ 115
Pro Forma Combined Fund (ECV into CII) (a)	$ 10	$ 30	$ 52	$ 115

(a)	These figures assume that the Reorganizations had taken place on December 31, 2007. As described herein, an unfavorable vote by one of the Target Funds or the Acquiring Fund with respect to one of the Reorganizations will not affect the implementation of the Reorganization by the other Funds.

     The example set forth above assumes shares of common stock of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

Comparison of the Funds

     A summary comparison of the investment strategies and significant operating policies used by the Funds is set forth in the table below. See “Proposal 1: Reorganizations of the Target Funds—Comparison of the Funds” for a more detailed comparison of the Funds. After the Reorganizations, the investment strategies and significant operating policies of the combined fund will be those of CII.

CII	EEF and ECV

General

  May invest, without any limitation, in any type of equity.

  May invest without limitation in equity securities of issuers domiciled outside the United States, including issuers in emerging market countries.

  May invest without limitation in high quality short-term U.S. dollar or non-U.S. dollar-denominated fixed income securities or other instruments of U.S. or foreign commercial banks or depository institutions.

  May invest in distressed securities.

  Invests at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of preferred stock, if any), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities.

  May invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Target Fund in U.S. dollars.

  May invest up to 20% of its total assets in debt securities that are rated investment grade by the established ratings services or, if unrated, are considered by the Investment Adviser to be of comparable quality.

CII	EEF and ECV

Leverage

  Does not currently intend to use leverage, but may borrow money and issue debt securities, in amounts up to 33 1/3%, and may issue shares of preferred stock, in amounts up to 50%, of the value of its total assets to finance investments.

  Does not currently intend to use leverage, but may borrow money and issue debt securities, in amounts up to 33 1/3%, and may issue shares of preferred stock, in amounts up to 50%, of the value of its total assets to finance investments.

Target Stocks

  May invest without limitation in common stocks of both U.S. and foreign issuers.

  No capitalization range limitations on the common stocks in which the Acquiring Fund may invest, but the Acquiring Fund’s current intention is to focus on companies with a market capitalization of over $5 billion.

  The Target Funds’ equity portfolio consists primarily of dividend-paying common stocks of U.S. issuers. (This is a non-fundamental policy of the Target Funds.)

  No capitalization range limitations on the common stocks in which a Target Fund may invest.

Option Strategy

  May write (sell) or purchase call options on any of the types of securities or instruments in which it may invest, including on individual securities and on equity indices.

  May purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. May sell put options, but not if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

  Employs a strategy of writing (selling) call options on equity indices. Writes (sells) call options primarily on the S&P 500 Index but may from time to time write (sell) call options on other equity indices as well. (EEF primarily uses the S&P 500 Index; ECV primarily uses both the S&P 500 Index and the NASDAQ 100 Index.)

  Generally writes out-of-the-money call options where the exercise price is not more than 5% higher than the cash value of the index at the time. May sell index call options that are in-the-money and will generally limit these to options where the exercise price is not more than 5% lower than the cash value of the index.

  May also purchase call options on any of the types of individual securities or instruments in which it may invest.

  May purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. May sell put options, but not if, as a result, more than 50% of a Target Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Strategy

The Investment Adviser emphasizes companies that it believes are undervalued. The Adviser’s current intention is to focus on companies with a market capitalization of over $5 billion.
  The Investment Adviser follows a quantitative investment approach. The Investment Adviser identifies the highest yielding common stocks and selects stocks that satisfy certain industry and sector weight criteria. The model seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index (and the NASDAQ 100 Index for ECV). May invest in common stocks of issuers of any size.

CII	EEF and ECV

Dividends and Distributions

  The Acquiring Fund has adopted a policy of paying regular distributions on its shares of common stock (the “Managed Distribution Policy”). It is expected that dividends will be paid on a quarterly basis.
The Target Funds make distributions quarterly, with respect to EEF, or semi-annually, with respect to ECV, to holders of common stock.

Periodic Repurchases

  At the discretion of the Acquiring Fund’s officers, may engage in (and from time to time has made) periodic open market repurchases of up to 5% of the Acquiring Fund’s outstanding shares of common stock.
Required to conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Target Funds’ outstanding shares, pursuant to an interval fund structure.

Further Information Regarding the Reorganizations

     The Target Funds’ Boards of Directors have determined that the Reorganizations are in the best interests of common stockholders of each Target Fund and that the interests of such stockholders will not be diluted as a result of their Funds’ Reorganizations. Similarly, the Acquiring Fund Board has determined that each Reorganization is in the best interests of common stockholders of the Acquiring Fund and that the interests of such stockholders will not be diluted as a result of either Reorganization. As a result of the Reorganizations, however, stockholders of each Fund will hold a reduced percentage of ownership in the larger combined fund than they did in any of the separate Funds.

     Each of the Reorganizations is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). If the Reorganizations of the Target Funds so qualify, in general, stockholders of the Target Funds will recognize no gain or loss for U.S. federal income tax purposes upon the receipt of shares of common stock of the Acquiring Fund in connection with the Reorganizations. Additionally, the Target Funds will recognize no gain or loss for U.S. federal income tax purposes as a result of the transfer of all of their assets and liabilities in exchange for shares of common stock of the Acquiring Fund or as a result of their dissolution. Neither the Acquiring Fund nor its stockholders will recognize any gain or loss for U.S. federal income tax purposes in connection with the Reorganizations. It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden Arps”), dated as of the Closing Date, regarding the characterization of such Reorganization as a tax-free reorganization under the Code.

     The Target Funds’ Boards of Directors request that stockholders of each Target Fund approve their Fund’s proposed Reorganization at the Special Meeting to be held on July 25, 2008. Stockholder approval of each Reorganization requires the affirmative vote of stockholders of the respective Target Fund representing more than 50% of the outstanding shares of common stock of such Target Fund. Subject to the requisite approval of the stockholders of each Target Fund with regard to each Reorganization, it is expected that the closing date of the transaction (the “Closing Date”) will be after the close of business on or about November 3, 2008, but it may be at a different time as described herein.

     The Target Funds’ Boards of Directors recommend that you vote “FOR” your Target Fund’s proposed Reorganization.

PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

     In connection with each proposed Reorganization described under “Proposal 1: Reorganizations of the Target Funds,” the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares of common stock on the NYSE. The Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for newly-

issued Acquiring Fund Common Shares. The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganizations. No gain or loss will be recognized by the Acquiring Fund or its stockholders in connection with the Reorganizations. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit stockholders of the Acquiring Fund. In particular, the Acquiring Fund Board reviewed data presented by the Investment Adviser showing that the Acquiring Fund will experience a reduced annual operating expense ratio as a result of the Reorganizations.

     The Acquiring Fund Board requests that common stockholders of the Acquiring Fund approve the issuance of additional Acquiring Fund Common Shares for each Reorganization at the Special Meeting to be held on July 25, 2008. Stockholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast, provided that total votes cast on the proposal represent over 50% of all securities entitled to vote on the proposal. Subject to the requisite approval of the stockholders of each Fund with regard to the Reorganizations, it is expected that the Closing Date will be after the close of business on or about November 3, 2008, but it may be at a different time as described herein.

     The Acquiring Fund Board recommends that you vote “FOR” the issuance of additional Acquiring Fund Common Shares in connection with each Reorganization.

RISK FACTORS AND SPECIAL CONSIDERATIONS

     Because of their similar investment objectives and principal investment strategies, the Funds are subject to similar investment risks. However, unlike the Target Funds, the combined fund will not have an interval fund structure and will have a Managed Distribution Policy (see “—Distribution Risk” and “—Investment and Market Discount Risk”). The Reorganizations themselves are not expected to adversely affect the rights of stockholders of any of the Funds or to create additional risks. There is no guarantee that shares of common stock of any Fund will not lose value. This means stockholders of either Target Fund and stockholders of the combined fund could lose money.

     The following discussion describes the principal and certain other risks that may affect the combined fund.

Investment and Market Discount Risk

     An investment in the Acquiring Fund’s shares of common stock is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s shares of common stock will fluctuate with market conditions and other factors. If shares of common stock are sold, the price received may be more or less than the original investment. Acquiring Fund Common Shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. The Target Funds are required to conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Target Funds’ outstanding shares of common stock, pursuant to an interval fund structure, which may have the effect of reducing any discount from net asset value. The Acquiring Fund is not required to make such purchases and this feature will not be a part of the combined fund, although the Board of Directors of the Acquiring Fund has authorized the Acquiring Fund, at the discretion of its officers, to engage in periodic open market repurchases of up to 5% of the Acquiring Fund’s outstanding shares of common stock (which it has made from time to time). The Acquiring Fund’s shares of common stock have in the past generally traded at a greater discount to net asset value than the shares of common stock of the Target Funds. However, as noted elsewhere in this prospectus, if a Target Fund is not reorganized into the Acquiring Fund, the Investment Adviser anticipates that it would recommend to such Target Fund’s Board of Directors that the dividend rate for such Target Fund be reduced substantially, which may cause the shares of common stock of the Target Fund to trade at a greater discount to net asset value than they historically have traded. There can be no assurance that, after the Reorganizations, shares of common stock of the combined fund will trade at, above or below net asset value.

Distribution Risk

     Pursuant to the Acquiring Fund’s Managed Distribution Policy, the Acquiring Fund intends to make regular quarterly distributions on its common stock. In order to make distributions under the Managed Distribution Policy, the Acquiring Fund may have to sell portfolio securities at a time when independent investment considerations may dictate against such action. In addition, the Acquiring Fund’s ability to distribute any net realized long-term capital gains more than once per year is subject to certain exceptions under Section 19(b) of the 1940 Act and Rule 19b-1 thereunder and the Acquiring Fund’s receipt of exemptive relief from the SEC, which receipt cannot be assured. If the total distributions paid by the Acquiring Fund to its stockholders for any calendar year exceed the Acquiring Fund’s net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in his or her stock. In effect, a return of capital is the return of a stockholder’s investment in the Acquiring Fund and will result in a corresponding decline in the Acquiring Fund’s net asset value. Return of capital distributions also may have the effect of increasing the Acquiring Fund’s operating expense ratio. Although the Target Funds have not adopted a Managed Distribution Policy, the Target Funds make distributions quarterly, with respect to EEF, or semi-annually, with respect to ECV, to holders of common stock and are subject to similar distribution risks. See “Dividends and Distributions.”

Issuer, Market and Selection Risk

     The value of securities held by the Acquiring Fund may decline for a number of reasons that directly relate to the issuer, such as investor perception of the issuer’s financial condition, management performance, financial leverage and reduced demand for the issuer’s goods or services. The primary risks of investing in the Funds include market risk and selection risk. Market risk is the risk that one or more markets in which a Fund invests will go down in value, including the possibility that a market will go down sharply and unpredictably. Selection risk is the risk that the securities that a Fund’s Investment Adviser selects will underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

Common Stocks

     The Acquiring Fund has substantial exposure to common stocks. To the extent the Acquiring Fund invests in common stocks, those investments will be subject to special risks. Although common stocks have historically generated higher average returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer-specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Acquiring Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Acquiring Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Acquiring Fund. Also, common stock of an issuer in the Acquiring Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Acquiring Fund will invest are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Risks Associated with the Acquiring Fund’s Option Strategy

     Risks that may adversely affect the ability of the Acquiring Fund to successfully implement its option strategy include the following:

     Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities used in connection with the Acquiring Fund’s option strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     As the writer of a covered call option, the Acquiring Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Acquiring Fund writes covered put and calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

     When the Acquiring Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Acquiring Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Acquiring Fund received when it wrote the option. While the Acquiring Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Acquiring Fund risks a loss equal to the entire exercise price of the option minus the put premium.

     Exchange-Listed Option Risks. There can be no assurance that a liquid market will exist when the Acquiring Fund seeks to close out an option position on an options exchange. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. If the Acquiring Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     The hours of trading for options on an exchange may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Acquiring Fund’s capital appreciation potential on the underlying security.

     Over-the-Counter Option Risk. The Acquiring Fund may write (sell) unlisted (“OTC” or “over-the-counter”) options, and options written by the Acquiring Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Acquiring Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Acquiring Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Acquiring Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Acquiring Fund may be unable to liquidate an OTC option position.

     Index Option Risk. The Acquiring Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of an index option is settled in cash, sellers of index call options, such as the Acquiring Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Acquiring Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Acquiring Fund for writing the option. The value of index options written by the Acquiring Fund, which will be priced daily, will be affected by changes in the value and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Acquiring Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Income Risk

     The income received from the Acquiring Fund by common stockholders is based partially on the dividends and interest the Acquiring Fund earns from its investments and partially based on gains from the sale of securities held by the Acquiring Fund, each of which can vary widely over the short-term and long-term. If prevailing market interest rates drop, distribution rates of preferred and debt securities held by the Acquiring Fund could drop as well, which could adversely affect the income available for distribution to common stockholders. The Acquiring Fund’s ability to pay distributions to its common stockholders also would likely be adversely affected when prevailing short-term interest rates rise if the Acquiring Fund is utilizing leverage.

Value Investing Risk

     To the extent the Acquiring Fund invests in common stocks, it currently intends to focus its investments on common stocks that the Investment Adviser believes are undervalued. These types of securities may present risks in addition to the general risks associated with investing in common stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk that the Investment Adviser’s assessment of certain fundamental factors will be mistaken. In addition, during certain time periods, market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance for the Acquiring Fund’s assets invested in common stocks relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or more flexible equity style mandates.

Small and Medium-Sized Company Risk

     The Acquiring Fund may invest without limitation in the common stocks of small and medium-sized companies. Small and medium-sized companies may include unseasoned issuers or companies that have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails, or if management changes, or there are other adverse developments, the Acquiring Fund’s investment in a small or medium-sized company may lose substantial value. The securities of small and medium-sized companies generally trade in lower volumes and are subject to greater and less predictable price changes than the securities of larger, more established companies.

Tax and Accounting Risk

     The Acquiring Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Acquiring Fund to comply with the U.S. federal income tax requirements applicable to regulated investment companies if the tax characterization of the Acquiring Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service. Additionally, the Financial Accounting Standards Board currently is reviewing accounting guidelines relating to taxable preferred securities. To the extent that a change in the guidelines could adversely affect the market for, and availability of, these securities, the Acquiring Fund may be adversely affected.

Foreign Market Risk

     Since the Acquiring Fund may invest without limitation in equity and debt securities of issuers domiciled outside the United States, it offers the potential for more diversification than a fund that invests only in issuers domiciled in the United States. This is because securities traded on foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Acquiring Fund will lose money. In particular, the Acquiring Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Acquiring Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Foreign Economy Risk

     The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures.

     Investments in foreign markets also may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Acquiring Fund’s ability to purchase or sell foreign securities or transfer the Acquiring Fund’s assets or income back into the United States, or otherwise adversely affect the Acquiring Fund’s operations.

     Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Currency Risk

     Securities and other instruments in which the Acquiring Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates affect the value of the Acquiring Fund’s portfolio. Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

Governmental Supervision and Regulation/Accounting Standards

     Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the U.S. securities laws do. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on non-public information about that company. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Investment Adviser to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Acquiring Fund Assets Outside the United States

     The Acquiring Fund may hold its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Acquiring Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Acquiring Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Acquiring Fund can earn on its investments and typically results in a higher operating expense ratio for the Acquiring Fund than for investment companies invested only in the United States.

Settlement Risk

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Acquiring Fund to carry out transactions. If the Acquiring Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period. If the Acquiring Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines, or, if it has contracted to sell the security to another party, the Acquiring Fund could be liable for any losses incurred.

Emerging Markets Risk

     The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations, as well as any countries, regardless of per capita income level, that have restructured their external and local debt. Emerging markets are riskier because they develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, the securities markets in many of these countries have far lower trading volumes and less liquidity than developed markets. Since these markets are so small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets.

     Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries. Certain emerging markets also may face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth.

Depositary Receipts

     The Acquiring Fund may invest in securities of foreign issuers in the form of Depositary Receipts or other securities that are convertible into securities of foreign issuers. American Depositary Receipts are receipts typically issued by an American bank or trust company that show evidence of underlying securities issued by a foreign corporation. European Depositary Receipts (issued in Europe) and Global Depositary Receipts (issued throughout the world) each evidence a similar ownership arrangement. The Acquiring Fund also may invest in unsponsored Depositary Receipts. The issuers of such unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Portfolio Strategies

     The Acquiring Fund may engage in various portfolio strategies, both to seek to increase the return of the Acquiring Fund and to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets. These strategies include the use of derivatives, such as indexed securities, inverse securities, options, futures, options on futures, interest rate transactions, credit default swaps, interest rate swaps, total return swaps, short sales and foreign exchange transactions. Such strategies subject the Acquiring Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these strategies such as inverse securities, credit default swaps, interest rate swaps, total return swaps and short sales may provide investment leverage to the Acquiring Fund’s portfolio and result in many of the same risks of leverage to the holders of the Acquiring Fund’s common stock as discussed above under “Leverage Risk.” The Acquiring Fund is not required to use derivatives or other portfolio strategies to increase return or to hedge its portfolio and may choose not to do so. No assurance can be given that the Acquiring Fund’s portfolio strategies will be effective. Some of the derivative strategies that the Acquiring Fund may use to increase its return are riskier than its hedging transactions and have speculative characteristics. Such strategies do not attempt to limit the Acquiring Fund’s risk of loss.

General Risks Related to Derivatives

     Derivatives are financial contracts or instruments whose values depend on, or are derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund may invest in a variety of derivative instruments for hedging purposes or to seek to increase its return, such as options, futures contracts and swap agreements, and may engage in short sales. The Acquiring Fund also may have exposure to derivatives through investment in credit-linked notes, credit- or equity-linked trust certificates and other securities issued by special purpose or structured vehicles. The Acquiring Fund may use derivatives as a substitute for taking a position in an underlying security or other asset, as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Acquiring Fund also may use derivatives to add leverage to the portfolio. The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, leverage risk, the risk of ambiguous documentation and management risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index). If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. The use of derivatives also may increase the amount of taxes payable by stockholders. Also, suitable derivative transactions may not be available in all circumstances and no assurance can be given that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Total Return Swaps

     Swap agreements are types of derivatives. In order to seek to hedge the value of the Acquiring Fund’s portfolio or to increase the Acquiring Fund’s return, the Acquiring Fund may enter into total return swap transactions. Total return swap transactions involve the risks that the counterparty will default on its payment obligation to the Acquiring Fund in the transaction and that the Acquiring Fund will not be able to meet its obligation to the counterparty in the transaction. The Acquiring Fund is not required to enter into total return swap transactions for hedging purposes or to increase its return and may choose not to do so.

Short Sales

     The Acquiring Fund may make short sales of securities. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker-dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Acquiring Fund will also be required to segregate similar collateral with its custodian. If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss. The Acquiring Fund also may make a short sale (“against the box”) by selling a security that the Acquiring Fund owns or has the right to acquire without the payment of further consideration. The Acquiring Fund’s potential for loss is greater if it does not own the security that it is short selling.

Liquidity of Investments

     Certain securities in which the Acquiring Fund invests may lack an established secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained and does not generally relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments.

Portfolio Turnover Risk

     Generally, the Acquiring Fund does not purchase securities for short-term trading profits. However, the Acquiring Fund may dispose of securities without regard to the time they have been held if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry, a change in general market, financial or economic conditions, to make distributions to the Acquiring Fund’s common stockholders under the Managed Distribution Policy or for other reasons. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Acquiring Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Acquiring Fund, and also has certain tax consequences for stockholders.

Market Disruption

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets, some of which were closed for a four-day period. These terrorist attacks, and the continued threat thereof, and related events, including U.S. military actions in Iraq and continued unrest in the Middle East, have led to increased short-term market volatility and may have long-term effects on United States and world economies and markets. Similar disruptions of the financial markets could adversely affect the market prices of the Acquiring Fund’s portfolio securities, interest rates, secondary trading, ratings, credit risk, inflation and other factors relating to the Acquiring Fund’s common stock.

Anti-takeover Provisions

     The Acquiring Fund’s charter, by-laws and the Maryland General Corporation Law include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund, to convert the Acquiring Fund to an open-end fund or to change the composition of its Board of Directors. Such provisions could limit the ability of stockholders to sell their stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.

Risk Factors in Options and Futures Transactions

     Utilization of options and futures transactions to hedge the portfolio involves the risk of imperfect correlation in movements in the price of options and futures and movements in the prices of the securities that are the subject of the hedge. If the price of the options or futures moves more or less than the price of the subject of the hedge, the Acquiring Fund will experience a gain or loss that will not be completely offset by movements in the price of the subject of the hedge. The risk particularly applies to the Acquiring Fund’s use of futures and options thereon when it uses such instruments as a so-called “cross-hedge,” which means that the security that is the subject of the futures contract is different from the security being hedged by the contract. Utilization of options and futures and options thereon through uncovered call options and uncovered put options are highly speculative strategies. If the price of the uncovered option moves in the direction not anticipated by the Acquiring Fund, the Acquiring Fund’s losses will not be limited.

     Prior to exercise or expiration, an exchange-traded option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Acquiring Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options and futures. However, no assurance can be given that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on the Acquiring Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by the Acquiring Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Acquiring Fund has an open position in an option, a futures contract or an option related to a futures contract.

Risk Factors in Hedging Foreign Currency Risks and Seeking to Increase Returns

     Hedging transactions involving spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and the sale of currency futures and related options thereon (collectively, “Currency Instruments”) involve substantial risks, including correlation risk. While the Acquiring Fund’s use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Acquiring Fund’s shares of common stock, the net asset value of the Acquiring Fund’s shares of common stock will fluctuate. Moreover, although Currency Instruments may be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements will not be accurately predicted and that the Acquiring Fund’s hedging strategies will be ineffective. To the extent that the Acquiring Fund hedges against anticipated currency movements that do not occur, the Acquiring Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Acquiring Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

     In connection with its trading in forward foreign currency contracts, the Acquiring Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Acquiring Fund will be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Acquiring Fund of any profit potential or force the Acquiring Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Acquiring Fund.

     Currency Instruments are volatile and involve significant risks typical of derivative instruments, including credit risk, currency risk, leverage risk and liquidity risk. Currency Instruments used to increase returns will expose the Acquiring Fund to the risks described above to a greater extent than if the Currency Instruments are used solely for hedging purposes.

     It may not be possible for the Acquiring Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Acquiring Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Acquiring Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange usually are conducted on a principal basis, no fees or commissions are involved.

Leverage Risk

     The Acquiring Fund does not currently intend to, but may, leverage its portfolio through borrowings, the issuance of debt securities, the issuance of preferred stock or a combination thereof. The Acquiring Fund may borrow money and issue debt securities in amounts up to 33 1/3%, and may issue shares of preferred stock in amounts up to 50%, of the value of its total assets to finance additional investments. The Acquiring Fund may, depending on market and economic conditions and the relative costs and benefits associated with borrowings and other types of leverage, choose to leverage its portfolio through the issuance of preferred stock rather than through borrowings, or the Acquiring Fund may choose to leverage through a combination of borrowings and preferred stock. No assurance can be given that the Acquiring Fund will leverage its portfolio or that any leveraging strategy will be successful during any period in which it is used.

     The use of leverage creates certain risks for common stockholders, including the greater likelihood of higher volatility of the Acquiring Fund’s dividend yield, total return, net asset value and the market price of the common stock. Changes in the value of the Acquiring Fund’s total assets will have a disproportionate effect on the net asset value per share of common stock when leverage is used. For example, if the Acquiring Fund were to use leverage equal to 50% of the Acquiring Fund’s common stock equity, it would show an approximately 1.5% increase or decline in the net asset value of its common stock for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Acquiring Fund expenses may exceed the return on the securities acquired with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Acquiring Fund’s common stockholders. During times of rising interest rates, the market value of the Acquiring Fund’s portfolio investments, and in particular its fixed income holdings, may decline, while at the same time the Acquiring Fund’s cost of leverage may increase. These risks would generally make the Acquiring Fund’s return to common stockholders more volatile if it were to use leverage. So long as the Acquiring Fund uses leverage, it may be required to sell investments in order to make interest or dividend payments on borrowings or preferred stock used for leverage when it may be disadvantageous to do so. Finally, if the asset coverage for the Acquiring Fund’s borrowings or preferred stock declines to less than 300% or 200% of the Acquiring Fund’s total assets, respectively, or below asset coverage requirements established by a rating agency that rated any preferred stock or debt security issued by the Acquiring Fund (as a result of market fluctuations or otherwise), the Acquiring Fund may be required to sell a portion of its investments to repay the borrowings or redeem some or all of the preferred stock when it may be disadvantageous to do so.

PROPOSAL 1: REORGANIZATIONS OF THE TARGET FUNDS

     The Reorganizations seek to combine three similar, but not identical, Funds to achieve certain economies of scale and other operational efficiencies and a change of investment objectives and policies for each Target Fund. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act. The investment objective of each Target Fund primarily is to seek to provide stockholders with current income and gains, with a secondary objective of providing capital appreciation. The investment objective of the Acquiring Fund is to seek to provide investors with a combination of current income and capital appreciation. The Target Funds seek to achieve their investment objectives by investing primarily in a diversified portfolio of dividend-paying common stocks. The Acquiring Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks. Each Fund also employs a strategy of writing (selling) call options. Each Target Fund primarily writes call options on equity indices, primarily on the S&P 500 Index (as well as the NASDAQ 100 Index with respect to ECV), but the Acquiring Fund may write call options on individual stocks and indices. The Funds have the same investment adviser.

     In each Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of Acquiring Fund Common Shares. Each Target Fund will distribute Acquiring Fund Common Shares to common stockholders of such Target Fund, and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The aggregate net asset value of Acquiring Fund

Common Shares received by Target Fund investors in the Reorganization will equal the aggregate net asset value of Target Fund common stock held immediately prior to the Reorganization, less the costs of the Reorganization (though common stockholders may receive cash for fractional shares of common stock). The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

     The Target Funds’ Boards of Directors, based upon their evaluation of all relevant information, anticipate that the common stockholders of each Target Fund will benefit from their Fund’s respective Reorganization. In particular, the Target Funds’ Boards of Directors believe, based on data presented by the Investment Adviser, that common stockholders of each Target Fund will experience a reduced annual operating expense ratio as a result of their Fund’s respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently; certain fixed administrative costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common stockholders of the combined fund.

     The Reorganizations will result in a change in investment objectives and policies for the Target Funds that the Investment Adviser to each Target Fund would recommend even without the Reorganizations. Each Target Fund currently uses a quantitative investment strategy to select common stocks in the S&P 500 Index, in the case of EEF, and the S&P 500 Index for 75% of its portfolio and the NASDAQ 100 Index for 25% of its portfolio, in the case of ECV. The quantitative strategy uses certain quantitative criteria to select a subset of high dividend-paying stocks from these indices that generally share a similar risk profile to the entire index. If a Target Fund is not reorganized into the Acquiring Fund, the Investment Adviser currently anticipates that it would consider alternative ways to manage the fund, including making a recommendation to such Target Fund’s Board of Directors that its investment policies be revised to switch from a quantitative strategy to a qualitative, value-based investment strategy.

     If a Target Fund is not reorganized into the Acquiring Fund, the Investment Adviser also anticipates that it would recommend to such Target Fund’s Board of Directors that the dividend rate for such Target Fund be reduced. The Target Funds recently have declared distributions at an annual rate equal to 12.25% in the case of EEF and 12.62% in the case of ECV, in each case calculated with reference to the closing stock price on the NYSE on June 2, 2008. Prior year distributions have included substantial returns of capital. Because the Investment Adviser believes that continued payment of such substantial returns of capital would not be in the best interests of the Target Funds or their investors, the Investment Adviser currently anticipates that, if a Target Fund is not reorganized into the Acquiring Fund, it would recommend to such Target Fund’s Board of Directors that its dividend be lowered substantially, which may adversely affect the price at which the shares of common stock of such Target Fund trade on the NYSE. The possible reduction of a Target Fund’s distribution rate would be dependant upon market conditions at the time any such recommendation was made to the respective Target Fund Board, and any such reduction may be smaller or larger than the Investment Adviser may estimate. For comparative purposes, since its investment policies were restructured in May of 2007, the Acquiring Fund recently has declared distributions at an annual rate equal to 9.95%, calculated with reference to the closing stock price on the NYSE on June 2, 2008. Of course, the distribution rate of the Acquiring Fund will be affected from time to time by the investment performance of the Acquiring Fund and no assurance can be given that the distribution rate of the Acquiring Fund will not be reduced in the future.

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

     The Acquiring Fund’s investment objective is to provide current income and capital appreciation. The Acquiring Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). The Acquiring Fund cannot guarantee that it will achieve its investment objective. The investment objective and policies of the Acquiring Fund are similar, but not identical, to those of the Target Funds. For a comparison of the Funds, see “—Comparison of the Funds.” The following discussion describes the principal and certain other risks that may affect the combined fund.

     Effective May 9, 2007, pursuant to Board approval, BlackRock Capital and Income Strategies Fund, Inc. changed its name to BlackRock Enhanced Capital and Income Fund, Inc. This change reflected the Acquiring Fund’s restructuring of its portfolio to invest primarily in equity securities and to utilize an option writing strategy. The Fund continues to be managed in line with its current investment objective of seeking to provide current income and capital appreciation, and the restructuring of the portfolio was within the Fund’s existing prospectus guidelines.

     The Acquiring Fund seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Investment Adviser from time to time may vary the percentage of the Acquiring Fund’s assets invested in any particular type of equity security based on such factors as market and economic conditions, fiscal and monetary policy and the relative security valuation of the various equity asset classes.

     The Acquiring Fund also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options on indices of securities and sectors of securities. In addition to its option strategy on indices, the Acquiring Fund may pursue a strategy that includes the writing (selling) of both call and put options on individual common stocks. These option strategies are intended to generate current gains from option premiums as a means to enhance distributions payable to the Acquiring Fund’s stockholders. As the Acquiring Fund writes calls and puts over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

     To the extent the Acquiring Fund invests in dividend-paying common stocks, the Investment Adviser currently intends to emphasize those securities that: (i) are eligible to pay “qualified dividend” income and/or (ii) make payments that are eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) pursuant to Section 243 of the Code. The current U.S. federal income tax rate on long-term capital gains and qualified dividend income is generally 15% for individuals. Long-term capital gains and qualified dividend income included in distributions of a regulated investment company (a “RIC”) to its individual stockholders are generally passed through to such stockholders and taxed at such reduced rates. Pursuant to Section 243 of the Code, corporations generally may deduct 70% of the dividend income they receive from domestic corporations. Corporate stockholders of a RIC generally are permitted to claim a deduction with respect to that portion of their dividend distributions attributable to amounts that the RIC designates as qualifying for the Dividends Received Deduction. Although the Acquiring Fund has the ability to borrow money for investment purposes, it has no current intention to do so. If, however, the Acquiring Fund did use leverage, the use of leverage through borrowings may reduce the amount of dividends it can designate as qualifying for the Dividends Received Deduction which will, in turn, limit the tax benefit to a corporate stockholder of investing in the Acquiring Fund. Corporate stockholders should consider whether an investment in the Acquiring Fund is appropriate in light of the Acquiring Fund’s ability to borrow. No assurance can be given as to what percentage of the dividends paid on the Acquiring Fund’s common stock will be eligible for: (i) the reduced U.S. federal income tax rate for qualified dividend income and long-term capital gains for individuals or (ii) the Dividends Received Deduction for corporate stockholders of the Acquiring Fund. The 15% U.S. federal income tax rate applicable to long-term capital gains and qualified dividend income is scheduled to expire after December 31, 2010. After this date, absent extension or modification of the relevant legislative provisions, long-term capital gains distributions paid by the Acquiring Fund to the individual stockholder generally will be taxable at the previously applicable maximum 20% rate, and distributions attributable to qualified dividend income will be taxed to the individual stockholder at his or her marginal U.S. federal income tax rate (the maximum marginal U.S. federal income tax rate for individuals is 39.6%).

     Investment in the Acquiring Fund’s common stock offers the individual investor several potential benefits. The Acquiring Fund offers investors the opportunity to invest in a professionally managed portfolio which contains common stocks and preferred securities of U.S. and foreign issuers. The Investment Adviser provides professional management, which includes the extensive securities and credit analysis needed to invest in common stocks, preferred securities and foreign securities. The Acquiring Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in running an investment company. Such expenses primarily consist of advisory fees and operational costs. The use of leverage also involves certain expenses and risk considerations. See “Risk Factors and Special Considerations—Leverage Risk.”

     The Acquiring Fund may engage in various portfolio strategies to seek to increase its return or to hedge its portfolio against movements in interest rates, in currency rates and in the securities markets through the use of derivatives, such as indexed and inverse securities, options, futures, options on futures, total return swaps, short selling and foreign exchange transactions. Each of these portfolio strategies is described below. No assurance can be given that the Acquiring Fund will employ these strategies or that, if employed, they will be effective.

     The Acquiring Fund may vary its investment objective and policies for temporary defensive purposes during periods in which the Investment Adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant and in order to keep the Acquiring Fund’s cash fully invested, including during the periods which the net proceeds of the offering are being invested. Under such conditions, the Acquiring Fund may invest up to 100% of its total assets in securities issued or guaranteed by the United States government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by an established rating service, or other debt securities deemed by the Investment Adviser to be consistent with a defensive posture, or may hold its assets in cash.

     The Acquiring Fund may invest in, among other things, the types of securities and instruments described below:

Common Stock

     The Acquiring Fund may invest without limitation in common stocks. In addition, there are no capitalization range limitations on the common stocks in which the Acquiring Fund may invest. The Acquiring Fund may invest in common stocks of both U.S. and foreign issuers. In selecting common stocks, the Investment Adviser emphasizes companies that it believes are undervalued. The Investment Adviser places particular emphasis on, among other things, companies with below average price/earnings ratios, below average price/book ratios, below average price/cash flow ratios or above average dividend yields. The Investment Adviser also may determine that a company is undervalued if its stock price is down because of temporary factors from which the Investment Adviser believes the company will recover. It is currently expected that the Investment Adviser will focus on companies with market capitalizations of over $5 billion. This market capitalization focus may shift in response to changing market conditions.

Options

     Call Options. The Acquiring Fund may purchase call options on any of the types of securities or instruments in which it may invest, including options on individual common stocks and equity indices. A purchased call option gives the Acquiring Fund the right to buy, and obligates the seller to sell, the underlying security at the exercise price at any time during the option period.

     The Acquiring Fund also is authorized to write (sell) covered call options on the securities or instruments in which it may invest, including options on individual common stocks and equity indices, and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option in which the Acquiring Fund, in return for a premium, gives another party a right to buy specified securities owned by the Acquiring Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is the attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Acquiring Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Acquiring Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Acquiring Fund enters into a closing purchase transaction. A closing purchase transaction cancels out the Acquiring Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options also serve as a partial hedge to the extent of the premium received against the price of the underlying security declining.

     The Acquiring Fund also is authorized to write (sell) uncovered call options on securities or instruments in which it may invest, including options on individual common stocks and equity indices, but that are not currently held by the Acquiring Fund. The principal reason for writing uncovered call options is to realize income without committing capital to the ownership of the underlying securities or instruments. When writing uncovered call options, the Acquiring Fund must deposit and maintain sufficient margin with the broker-dealer through which it made the uncovered call option as collateral to ensure that the securities can be purchased for delivery if and when the option is exercised. In addition, in connection with each such transaction the Acquiring Fund will segregate unencumbered liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (the difference between the unpaid amounts owed by the Acquiring Fund on such transaction minus any collateral deposited with the broker-dealer), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss. During periods of declining securities prices or when prices are stable, writing uncovered calls can be a profitable strategy to increase the Acquiring Fund’s income with minimal capital risk. Uncovered calls are riskier than covered calls because there is no underlying security held by the Acquiring Fund that can act as a partial hedge. Uncovered calls have speculative characteristics and the potential for loss is unlimited. When an uncovered call is exercised, the Acquiring Fund must purchase the underlying security to meet its call obligation. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase. If the purchase price exceeds the exercise price, the Acquiring Fund will lose the difference. See “Risks Factors and Special Considerations—Risks Associated with the Acquiring Fund’s Option Strategy—Risks Associated with Options on Securities.”

     Put Options. The Acquiring Fund is authorized to purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. By buying a put option, the Acquiring Fund acquires a right to sell such underlying securities or instruments at the exercise price, thus limiting the Acquiring Fund’s risk of loss through a decline in the market value of the securities or instruments until the put option expires. The amount of any appreciation in the value of the underlying securities or instruments will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Acquiring Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Acquiring Fund also may purchase uncovered put options.

     The Acquiring Fund also has authority to write (sell) covered put options on the types of securities or instruments that may be held by the Acquiring Fund, including options on individual common stocks and equity indices, “covered” meaning that such options are secured by segregated, liquid instruments. The Acquiring Fund will receive a premium for writing a put option, which increases the Acquiring Fund’s return. The Acquiring Fund will not sell puts if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

     The Acquiring Fund is also authorized to write (sell) uncovered put options on securities or instruments in which it may invest, including options on individual common stocks and equity indices, “uncovered” meaning that the Acquiring Fund does not currently have a corresponding short position or has not deposited cash equal to the exercise value of the put option with the broker-dealer through which it made such put option as collateral. The principal reason for writing uncovered put options is to receive premium income and to acquire such securities or instruments at a net cost below the current market value. The Acquiring Fund has the obligation to buy the securities or instruments at an agreed upon price if the securities or instruments decrease below the exercise price. If the securities or instruments price increases during the option period, the option will expire worthless and the Acquiring Fund will retain the premium and will not have to purchase the securities or instruments at the exercise price. In connection with such transaction, the Acquiring Fund will segregate liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure, on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will avoid any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

OTHER INVESTMENT POLICIES

     The Acquiring Fund has adopted certain other policies as set forth below:

Investments in Foreign Securities

     General. The Acquiring Fund may invest without limitation in securities of issuers domiciled outside the United States, including issuers located in emerging market counties. The Acquiring Fund may invest without limitation in securities denominated in currencies other than the U.S. dollar or that do not provide for payment to the Acquiring Fund in U.S. dollars. The Investment Adviser generally considers emerging market countries to be any country that is defined as having an emerging or developing economy by the World Bank, the International Finance Corporation or the United Nations, as well as any countries, regardless of per capita income level, that have restructured their external and local debt. Investments in foreign securities involve certain risks not involved in domestic investments.

     Public Information. Many of the foreign securities held by the Acquiring Fund will not be registered with the SEC nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about the foreign issuer of such securities than about a U.S. issuer, and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. Traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to such securities, particularly those issued in certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, generally are not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Trading Volume, Clearance and Settlement. Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Acquiring Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Acquiring Fund are uninvested and no return is earned thereon. The inability of the Acquiring Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Acquiring Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Acquiring Fund due to subsequent declines in the value of such portfolio security or, if the Acquiring Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

     Government Supervision and Regulation. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Acquiring Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, the Acquiring Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Acquiring Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Acquiring Fund acquires shares in closed-end investment companies, stockholders would bear both their proportionate share of the Acquiring Fund’s expenses (including investment management fees) and, indirectly, the expenses of such closed-end investment companies.

     Foreign Sub-Custodians and Securities Depositories. Rules adopted under the 1940 Act permit the Acquiring Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be eligible sub-custodians for the Acquiring Fund, in which event the Acquiring Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Acquiring Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Acquiring Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Acquiring Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Total Return Swap Agreements

     The Acquiring Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

     Total return swap agreements entail the risk that a counterparty to the swap will default on its payment obligations to the Acquiring Fund thereunder. Swap agreements also bear the risk that the Acquiring Fund will not be able to meet its obligation to the counterparty. Generally, the Acquiring Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each total return swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Acquiring Fund. If the total return swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated by the Acquiring Fund in an amount equal to or greater than the market value of the liabilities under the total return swap agreement or the amount it would have cost the Acquiring Fund initially to make an equivalent direct investment, plus or minus any amount the Acquiring Fund is obligated to pay or is to receive under the total return swap agreement.

Credit or Equity Linked Trust Certificates

     Among the income producing securities in which the Acquiring Fund may invest are credit or equity linked trust certificates, which are investments in a limited purpose trust or other vehicle which, in turn, invests in a basket of securities or derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain equity or fixed income markets. For instance, the Acquiring Fund may invest in credit or equity linked trust certificates as a cash management tool in order to gain exposure to certain equity or fixed income markets and/or to remain fully invested when more traditional securities are not available, including during the period when the net proceeds of this offering and any borrowings or offering of preferred stock are being invested.

     Like an investment in a bond, investments in these credit or equity linked trust certificates represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the certificate. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements, provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay to the counterparty the par value (or other agreed upon value) of the referenced obligation. This, in turn, would reduce the amount of income and principal that the Acquiring Fund would receive as an investor in the trust. The Acquiring Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, total return and management risk. It is also expected that the certificates will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the certificates and they may constitute illiquid investments.

Financial Futures and Options Thereon

     The Acquiring Fund is authorized to engage in transactions in financial futures contracts (“futures contracts”) and related options on such futures contracts either as a hedge against adverse changes in the market value of its portfolio securities or to seek to increase the Acquiring Fund’s return. A futures contract is an agreement between two parties that obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date or, in the case of an index futures contract, to make and accept a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time of its settlement. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade that have been designated “contract markets” by the Commodity Futures Trading Commission (the “CFTC”). The Acquiring Fund may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market values of securities that may be held by the Acquiring Fund will fall, thus reducing the net asset value of the Acquiring Fund. However, as interest rates rise, the value of the Acquiring Fund’s short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses that the Acquiring Fund would have incurred had the Acquiring Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Acquiring Fund also may purchase financial futures contracts in anticipation of an increase in the value of certain securities when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. It is anticipated that, in a substantial majority of these transactions, the Acquiring Fund will purchase securities upon termination of the futures contract.

     The Acquiring Fund also has authority to purchase and write call and put options on futures contracts. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Acquiring Fund enters into futures transactions. The Acquiring Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of a decrease in the market value of securities or an increase in interest rates. Similarly, the Acquiring Fund may purchase call options, or write put options on futures contracts, as a substitute for the purchase of such futures to hedge against the increased cost resulting from an increase in the market value or a decline in interest rates of securities that the Acquiring Fund intends to purchase.

     The Acquiring Fund may engage in options and futures transactions on exchanges and OTC options. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligation is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC Options transactions are two-party contracts with price and terms negotiated by the buyer and seller.

     Under regulations of the CFTC, the futures trading activity described herein will not result in the Acquiring Fund being deemed a “commodity pool” and the Acquiring Fund need not be operated by a person registered with the CFTC as a “commodity pool operator.”

     When the Acquiring Fund purchases a futures contract or writes a put option or purchases a call option thereon, an amount of cash or liquid instruments will be segregated so that the amount so segregated, plus the amount of variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

     The Acquiring Fund will engage in transactions in OTC Options only with banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC Options and assets used to cover OTC Options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Short Sales

     The Acquiring Fund may make short sales of securities. A short sale is a transaction in which the Acquiring Fund sells a security it does not own in anticipation that the market price of that security will decline. The Acquiring Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to seek to increase return.

     When the Acquiring Fund makes a short sale, it must borrow the security sold short and deliver collateral to the broker-dealer through which it made the short sale to cover its obligation to deliver the borrowed security upon conclusion of the sale. The Acquiring Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     The Acquiring Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. The Acquiring Fund also will be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Acquiring Fund on such security, the Acquiring Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss. Conversely, if the price declines, the Acquiring Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

     The Acquiring Fund also may make short sales “against the box.” These transactions will involve either short sales of securities retained in the Acquiring Fund’s portfolio or securities it has the right to acquire without the payment of further consideration.

Foreign Exchange Transactions

     The Acquiring Fund may engage in and sell Currency Instruments for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to increase returns. Such transactions could be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Acquiring Fund, sold by the Acquiring Fund but not yet delivered, or committed or anticipated to be purchased by the Acquiring Fund. As an illustration, the Acquiring Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Acquiring Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Acquiring Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling such a call option in this illustration, the Acquiring Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar. “Straddles” of the type that may be used by the Acquiring Fund are considered to constitute hedging transactions and are consistent with the policies described above.

     Spot and Forward Foreign Exchange Transactions and Swaps. Forward foreign exchange transactions are over-the-counter contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Acquiring Fund will enter into foreign exchange transactions for purposes of hedging either a specific transaction or a portfolio position, or to seek to increase returns. Forward foreign exchange transactions may allow the Acquiring Fund to increase or decrease its risk exposure more quickly and efficiently than local fixed income instruments, and have grown to be a significant and highly liquid part of the emerging market countries’ local fixed income market. Forward foreign exchange transactions also may be more readily available and transferable for foreign investors, and may, in many cases, provide the only investment channel for the Acquiring Fund to obtain local interest exposure. The Acquiring Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction or selling a currency in which the Acquiring Fund has received or anticipates receiving a dividend or distribution. In addition, the Acquiring Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Acquiring Fund is denominated or by purchasing a currency in which the Acquiring Fund anticipates acquiring a portfolio position in the near future. The Acquiring Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis. Forward foreign exchange transactions, including currency swaps, involve substantial currency risk, and also involve credit and liquidity risk.

     Currency Futures. The Acquiring Fund may also seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See “—Financial Futures and Options Thereon” above. Currency futures involve substantial currency risk, and also involve leverage risk.

     Currency Options. The Acquiring Fund may also seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Acquiring Fund may engage in transactions in options on currencies either on exchanges or over-the-counter markets. See “—Financial Futures and Options Thereon” above. Currency options involve substantial currency risk, and may also involve credit, leverage or liquidity risk.

     Currency Instruments. The Acquiring Fund may use Currency Instruments to seek to increase returns or hedge against the decline in the value of a currency against the U.S. dollar. Accordingly, the Acquiring Fund may hedge a currency in excess of the aggregate market value of the securities which it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency. The Acquiring Fund also may hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a “cross-hedge”). The Acquiring Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrable high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

Repurchase Agreements and Purchase and Sale Contracts

     The Acquiring Fund may invest in securities pursuant to repurchase agreements and purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. government securities. Under such agreements, the bank or primary dealer agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligations; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as less than one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Acquiring Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Acquiring Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Acquiring Fund but only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, the Acquiring Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Acquiring Fund. In the event of a default under such a repurchase agreement or a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Acquiring Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Acquiring Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

Reverse Repurchase Agreements

     The Acquiring Fund may, but does not currently intend to, enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Acquiring Fund with an agreement by the Acquiring Fund to repurchase the securities at an agreed upon price, date and interest payment. The use by the Acquiring Fund of reverse repurchase agreements involves many of the same risks of leverage described under “Risks and Special Considerations of Leverage—Leverage Risk” herein since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. At the time the Acquiring Fund enters into a reverse repurchase agreement, it may segregate liquid instruments having a value not less than the repurchase price (including accrued interest). If the Acquiring Fund segregates such liquid instruments, a reverse repurchase agreement will not be considered a borrowing by the Acquiring Fund; however, under circumstances in which the Acquiring Fund does not segregate such liquid instruments, such reverse repurchase agreement will be considered a borrowing for the purpose of the Acquiring Fund’s limitation on borrowings. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Acquiring Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Acquiring Fund in connection with the reverse repurchase agreement may decline in price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Acquiring Fund’s obligation to repurchase the securities, and the Acquiring Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Acquiring Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Lending of Portfolio Securities

     The Acquiring Fund may lend securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Acquiring Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Acquiring Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Acquiring Fund receives the income on the loaned securities. Where the Acquiring Fund receives securities as collateral, the Acquiring Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Acquiring Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Acquiring Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Acquiring Fund is obligated to return the collateral to the borrower at the termination of the loan. The Acquiring Fund could suffer a loss in the event the Acquiring Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Acquiring Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Acquiring Fund could also experience delays and costs in gaining access to the collateral. The Acquiring Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Acquiring Fund has received an exemptive order from the SEC permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates and to retain an affiliate of the Acquiring Fund as lending agent. See “Management of the Funds—Portfolio Transactions with Affiliates.”

Illiquid Securities

     The Acquiring Fund may invest in securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Acquiring Fund has no limitation on the amount of its investments that are not readily marketable or are subject to restrictions on resale. Illiquid securities may be subject to wide fluctuations in market value. The Acquiring Fund may be subject to significant delays in disposing of certain securities. As a result, the Acquiring Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the Investment Adviser believes that it is desirable to do so. Illiquid securities also may entail registration expenses and other transaction costs that are higher than those for liquid securities. Such investments may affect the Acquiring Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

When-Issued and Forward Commitment Securities

     The Acquiring Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Acquiring Fund will enter into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. If the Acquiring Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Acquiring Fund enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or other liquid instruments with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked-to-market value at all times will exceed the corresponding obligations of the Acquiring Fund. There is always a risk that the securities may not be delivered, and the Acquiring Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-related securities, are not treated by the Acquiring Fund as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

COMPARISON OF THE FUNDS

Investment Objectives

     The investment objectives of the Funds are similar but not identical. The investment objective of CII seeks to provide investors with current income and capital appreciation. The investment objectives of EEF and ECV primarily seek to provide investors with current income and gains, with a secondary objective of providing capital appreciation. The investment objective of each Fund is a fundamental policy of the respective Fund and may not be changed without the approval of a majority of the Fund’s outstanding voting shares, as defined in the 1940 Act.

Investment Strategies and Restrictions

     The fundamental investment restrictions to which the Funds are subject are identical except that neither Target Fund may change its policy of investing at least 80% in equity securities unless it provides its stockholders at least 60-days notice. Each Target Fund currently uses a quantitative investment strategy to select common stocks in the S&P 500 Index, in the case of EEF, and the S&P 500 Index for 75% of its portfolio and the NASDAQ 100 Index for 25% of its portfolio for ECV. The quantitative strategy uses certain quantitative criteria to select a subset of high dividend-paying stocks from these indices that generally share similar risk profile to the entire index. EEF and ECV utilize an index-based option strategy that seeks to write options over 70% of the indices in which they invest.

     CII invests in a diversified portfolio of common stocks through a flexible investment management process that uses a qualitative value-based approach in which the Investment Adviser uses in-depth research and relative value analysis to seek to invest in undervalued companies. CII utilizes an option strategy that may seek to write options on individual securities and on indices.

     A further comparison of the investment strategies and significant operating policies used by the Funds is set forth in the table below. The investment strategies and significant operating policies of the combined fund will be those of CII.

CII	EEF and ECV

General

  May invest, without any limitation, in any type of equity.

  May invest without limitation in equity securities of issuers domiciled outside the United States, including issuers in emerging market countries.

  May invest without limitation in high quality short-term U.S. dollar or non-U.S. dollar-denominated fixed income securities or other instruments of U.S. or foreign commercial banks or depository institutions.

  May invest in distressed securities.

  Invests at least 80% of the value of its net assets (including assets acquired with the proceeds from the sale of preferred stock, if any), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities.

  May invest up to 20% of its total assets in securities of foreign issuers, including depositary receipts, emerging market securities and securities that are denominated in currencies other than the U.S. dollar or that do not provide payment to the Target Fund in U.S. dollars.

  May invest up to 20% of its total assets in debt securities that are rated investment grade by the established ratings services or, if unrated, are considered by the Investment Adviser to be of comparable quality.

Leverage

  Does not currently intend to use leverage, but may borrow money and issue debt securities, in amounts up to 33 1/3%, and may issue shares of preferred stock, in amounts up to 50%, of the value of its total assets to finance investments.

  Does not currently intend to use leverage, but may borrow money and issue debt securities, in amounts up to 33 1/3%, and may issue shares of preferred stock, in amounts up to 50%, of the value of its total assets to finance investments.

CII	EEF and ECV

Target Stocks

  May invest without limitation in common stocks of both U.S. and foreign issuers.

  No capitalization range limitations on the common stocks in which the Acquiring Fund may invest, but the Acquiring Fund’s current intention is to focus on companies with a market capitalization of over $5 billion.

  The Target Funds’ equity portfolio consists primarily of dividend-paying common stocks of U.S. issuers. (This is a non-fundamental policy of the Target Funds.)

  No capitalization range limitations on the common stocks in which a Target Fund may invest.

Option Strategy

  May write (sell) or purchase call options on any of the types of securities or instruments in which it may invest, including on individual securities and on equity indices.

  May purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. May sell put options, but not if, as a result, more than 50% of the Acquiring Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

  Employs a strategy of writing (selling) call options on equity indices. Writes (sells) call options primarily on the S&P 500 Index but may from time to time write (sell) call options on other equity indices as well. (EEF primarily uses the S&P 500 Index; ECV primarily uses both the S&P 500 Index and the NASDAQ 100 Index.)

  Generally writes out-of-the-money call options where the exercise price is not more than 5% higher than the cash value of the index at the time. May sell index call options that are in-the-money and will generally limit these to options where the exercise price is not more than 5% lower than the cash value of the index.

  May also purchase call options on any of the types of individual securities or instruments in which it may invest.

  May purchase put options to seek to hedge against a decline in the value of its securities or to enhance its return. May sell put options, but not if, as a result, more than 50% of a Target Fund’s assets would be required to cover its potential obligations under its hedging and other investment transactions.

Strategy

The Investment Adviser emphasizes companies that it believes are undervalued. The Adviser’s current intention is to focus on companies with a market capitalization of over $5 billion.
  The Investment Adviser follows a quantitative investment approach. The Investment Adviser identifies the highest yielding common stocks and selects stocks that satisfy certain industry and sector weight criteria. The model seeks to optimize yield while remaining within certain constraints relative to the S&P 500 Index (and the NASDAQ 100 Index for ECV). May invest in common stocks of issuers of any size.

CII	EEF and ECV

Dividends and Distributions

  The Acquiring Fund has adopted a policy of paying regular distributions on its shares of common stock (the “Managed Distribution Policy”). It is expected that dividends will be paid on a quarterly basis.
The Target Funds make distributions quarterly, with respect to EEF, or semi-annually, with respect to ECV, to holders of common stock.

Periodic Repurchases

  At the discretion of the Acquiring Fund’s officers, may engage in (and from time to time has made) periodic open market repurchases of up to 5% of the Acquiring Fund’s outstanding shares of common stock.
Required to conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Target Funds’ outstanding shares, pursuant to an interval fund structure.

     The following are fundamental investment restrictions of the Funds and, prior to issuance of any preferred stock, may not be changed without the approval of the holders of a majority of a Fund’s outstanding shares of common stock (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of common stock represented at a meeting at which more than 50% of the outstanding shares of common stock are represented or (ii) more than 50% of the outstanding shares). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding shares of common stock and of the preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. Under the fundamental investment restrictions, the Funds may not:

     1. Make any investment inconsistent with the Acquiring Fund’s classification as a diversified company under the 1940 Act.

     2. Make investments for the purpose of exercising control or management.

     3. Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Acquiring Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and the Fund may purchase and sell financial futures contracts and options thereon.

     4. Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law.

     5. Underwrite securities of other issuers, except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

     6. Make loans to other persons, except (i) the Acquiring Fund shall not be deemed to be making a loan to the extent that the Fund purchases bonds, debentures or other corporate debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments and (ii) the Acquiring Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with the guidelines set forth in this joint proxy statement/prospectus.

     7. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided, that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities.

     Additional investment restrictions adopted by the Acquiring Fund, which may be changed by the Board of Directors without stockholder approval, provide that the Acquiring Fund may not:

     a. Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law.

     b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in connection with the Acquiring Fund’s investment policies.

     c. Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

     d. Solely with respect to the Target Funds, change its policy of investing, under normal circumstances, at least 80% of the value of its net assets (including assets acquired from the sale of any preferred stock), plus the amount of any outstanding debt securities or borrowings for investment purposes, in equity securities, unless the Target Fund provides stockholders with at least 60 days’ prior written notice of such change.

     If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

     The Acquiring Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for the Acquiring Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC.

MANAGEMENT OF THE FUNDS

The Board of Directors

     The Board of Directors of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on directors of investment companies by the 1940 Act and under Maryland law. A list of the Directors, a brief biography for each Director and additional information relating to the Boards of Directors are included in the Reorganization Statement of Additional Information.

The Investment Adviser

     BlackRock Advisors, LLC, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Investment Adviser to each Fund. The Investment Adviser is an indirect, wholly owned subsidiary of BlackRock, Inc. Pursuant to an investment management agreement between the Advisor and CII, CII pays the Investment Adviser a monthly fee in arrears at the annual rate of 0.85% of an aggregate of (i) the average daily value of CII’s Net Assets, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net Assets” means the total assets of CII minus the sum of (i) the accrued liabilities of CII, (ii) any accrued and unpaid interest on outstanding borrowings, and (iii) accumulated dividends on shares of outstanding preferred stock. For purposes of each of these calculations, average daily value of CII’s Net Assets is determined at the end of each month on the basis of the average Net Assets of CII for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining CII’s net asset value.

     Pursuant to the investment management agreements between the Investment Adviser and each Target Fund, each Target Fund pays the Investment Adviser a monthly fee at the annual rate of 1.00% of an aggregate of (i) the average daily value of the Target Fund’s Net Assets, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage.

     After the Reorganizations, the Acquiring Fund would pay the Investment Adviser a monthly fee at the annual rate of 0.85% of an aggregate of (i) the average daily value of the Target Fund’s Net Assets, and (ii) the proceeds of any outstanding borrowings used for leverage, although the Acquiring Fund does not currently intend to use leverage.

     Pursuant to the sub-investment advisory agreements between the Investment Adviser and BlackRock Financial Management, Inc. (“BFM”), and between the Investment Adviser and BlackRock Investment Management, LLC (“BIM”), the Investment Adviser, on behalf of CII, pays each of BFM and BIM a portion of the monthly advisory fee received by the Investment Adviser from CII. BFM and BIM have the same principal business address as the Investment Adviser.

     Pursuant to the sub-investment advisory agreements between the Investment Adviser and BIM, the Investment Adviser, on behalf of each of EEF and ECV, pays BIM a portion of the monthly advisory fee received by the Investment Adviser from each Target Fund.

     As of the date of this Joint Proxy Statement/Prospectus, BFM and BIM have voluntarily waived all prior monthly fees to be paid by the Investment Adviser with respect to all the Funds. BFM and BIM may choose not to continue to waive such fees in the future, irrespective of the Reorganizations.

     After the Reorganizations, the Investment Adviser would pay each of BFM and BIM, on behalf of the Acquiring Fund, a portion of the monthly advisory fee received by the Investment Adviser from the Acquiring Fund.

     A discussion regarding the basis for the approval of the investment management agreements by the Boards of Directors of the Funds are available in the Funds’ reports to stockholders for the period ending June 30, 2006.

Portfolio Management

     The Investment Adviser serves as the investment adviser for each of the Funds and is expected to serve as investment adviser for the Acquiring Fund. EEF and ECV are both managed by the Investment Adviser’s Quantitative Investment Team. Jonathan A. Clark currently is the lead portfolio manager for EEF and ECV. Kevin Rendino currently is the lead portfolio manager for CII and will be the lead portfolio manager of the combined fund following the Reorganizations.

     Acquiring Fund. The Acquiring Fund is managed by Kevin Rendino, Managing Director at BlackRock; Robert Martorelli, Managing Director at BlackRock; and Jonathan A. Clark, Managing Director at BlackRock. Mr. Rendino is head of BlackRock’s Basic Value Equity team. Mr. Martorelli is a member of BlackRock’s Basic Value Equity team. Mr. Clark is a member of BlackRock’s Quantitative Investments team. Mr. Rendino is responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. Clark is responsible for implementing the Fund’s options strategy. Messrs. Rendino and Martorelli have been members of the Fund’s management team since 2004. Mr. Clark has been a member of the Fund’s management team since 2007.

     Mr. Rendino joined BlackRock in 2006 and is a member of BlackRock’s Senior Leadership Committee since 2007. Prior to joining BlackRock, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006, First Vice-President of MLIM from 1998 to 2000 and Vice-President of MLIM from 1997 to 1998.

     Mr. Martorelli joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director of MLIM since 2000 and was Director of MLIM from 1997 to 2000. Mr. Martorelli has been with BlackRock or MLIM since 1985.

     Mr. Clark joined BlackRock in 2006. Prior to joining BlackRock, he was a Vice President of MLIM from 1999 to 2006. At MLIM, he was a member of the Quantitative Investments team, responsible for managing arbitrage and derivative strategies for enhanced and structured portfolios. He also managed a commodities futures portfolio, and was a member of the Quantitative Investment Committee.

     Target Funds. The Target Funds are managed by Mr. Clark and Debra L. Jelilian, Director at BlackRock. Each is a member of BlackRock’s Quantitative Investments team. Mr. Clark and Ms. Jelilian are jointly responsible for the day-to-day management of the Target Funds’ portfolios and the selection of their investments. Mr. Clark and Ms. Jelilian have been the Target Funds’ portfolio managers since 2005.

     Ms. Jelilian joined BlackRock in 2006. Prior to joining BlackRock, she was a Director of MLIM from 1999 to 2006. At MLIM, she was a member of the Quantitative Investments team, responsible for the management of MLIM’s equity index portfolios and leading MLIM’s transition management efforts in the Americas. She was also a member of the Quantitative Investment Committee.

     The Reorganization Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

     The Investment Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Adviser, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

Legal Proceedings

     There are no material pending legal proceedings against the Funds or the Investment Adviser.

Other Service Providers

     The professional service providers for the Funds are as follows:

Service	Provided to CII by	Provided to EEF and ECV by

Investment Adviser	BlackRock Advisors, LLC	BlackRock Advisors, LLC

Sub-Investment Adviser(s)	BlackRock Investment Management, LLC; BlackRock Financial Management, Inc.	BlackRock Investment Management, LLC

Custodian	Brown Brothers Harriman & Co.	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	The Bank of New York Mellon	The Bank of New York Mellon

Administrative Services Provider	State Street Bank and Trust Company	State Street Bank and Trust Company

Independent Auditors	Deloitte & Touche LLP	Deloitte & Touche LLP

Fund Counsel	Skadden, Arps, Slate, Meagher & Flom LLP	Skadden, Arps, Slate, Meagher & Flom LLP

Counsel to the Independent Directors	Debevoise & Plimpton LLP	Debevoise & Plimpton LLP

     It is not anticipated that the Reorganizations will result in any change in the organizations providing services to CII as set forth above. As a result of the Reorganizations, the service providers to CII are anticipated to be the service providers to the combined fund.

Capitalization

     The Board of Directors of each Fund may authorize separate classes of shares of common stock together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Directors. The table below sets forth the capitalization of the Target Funds and the Acquiring Fund as of May 31, 2008, and the pro forma capitalization of the combined fund as if the Reorganizations had occurred on that date.

Capitalization as of May 31, 2008 (Unaudited)

	CII	EEF	ECV	Pro Forma Combined Fund (EEF and ECV into CII)
Net Assets (a) (b)	$ 254,689,848	$ 357,969,648	$ 301,502,678	$ 914,162,174
Shares of Common Stock	12,188,736	21,348,041	17,697,047	43,749,212
Outstanding

Net Asset Value (b)	$ 20.90	$ 16.77	$ 17.04	$ 20.90

(a)	Based on the number of outstanding shares of common stock listed in “Outstanding Securities of the Funds” table below.

(b)	Reflects non-recurring aggregate estimated Reorganization expenses of $638,000 of which $147,000 is attributable to CII, $253,000 is attributable to EEF and $238,000 is attributable to ECV.

Outstanding Securities of the Funds as of May 31, 2008

Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column

EEF	200,000,000	0	21,348,041
ECV	200,000,000	0	17,697,047
CII	200,000,000	0	12,188,736

ADDITIONAL INFORMATION ABOUT SHARES OF COMMON STOCK OF THE FUNDS

General

     Common stockholders of a Fund are entitled to share equally in dividends declared by the Fund’s Board of Directors as payable to holders of the shares of common stock and in the net assets of the Fund available for distribution to holders of the shares of common stock after payment of any preferential amounts payable to preferred stockholders. Common stockholders do not have preemptive or conversion rights and a Fund’s shares of common stock are not redeemable. The outstanding shares of common stock of each Fund are fully paid and nonassessable. So long as shares of preferred stock of a Fund, if any, are outstanding, holders of the Fund’s shares of common stock will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund’s outstanding shares of preferred stock have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such shares of preferred stock would be at least 200% after giving effect to such distributions. The Funds do not currently have any preferred stock outstanding.

Purchase and Sale

     Purchase and sale procedures for the shares of common stock of each of the Funds are identical. Investors typically purchase and sell shares of common stock of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell shares of common stock of the Funds through privately negotiated transactions with existing stockholders.

Common Stock Price Data

     The following tables set forth the high and low market prices for shares of common stock of each Fund on the NYSE, for each full quarterly period within each Fund’s two most recent fiscal years and for each full fiscal quarter of the current fiscal year, along with the net asset value and discount or premium to net asset value for each quotation.

EEF

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
March 31, 2008	16.31	14.16	17.40	15.50	-2.71%	-9.68%
December 31, 2007	18.40	15.42	18.51	17.16	0.61%	-11.81%
September 30, 2007	19.91	16.75	19.25	17.58	4.91%	-5.31%
June 30, 2007	20.97	19.63	19.35	18.53	12.38%	3.96%
March 31, 2007	20.84	19.76	19.26	17.99	10.97%	4.62%
December 31, 2006	20.66	18.97	19.21	18.39	8.44%	1.55%
September 30, 2006	19.97	17.84	18.71	17.83	6.85%	-1.37%
June 30, 2006	19.30	17.28	19.14	17.77	2.41%	-3.91%
March 31, 2006	19.38	17.38	19.29	18.54	0.68%	-7.55%

ECV

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
March 31, 2008	15.77	14.05	16.10	15.22	-1.79%	-9.48%
December 31, 2007	18.08	15.00	18.85	15.75	-2.03%	-11.99%
September 30, 2007	18.73	16.40	18.71	17.20	4.78%	-4.93%
June 30, 2007	21.66	18.43	19.36	18.16	13.76%	-1.60%
March 31, 2007	21.37	19.28	18.79	17.88	14.22%	4.36%
December 31, 2006	20.59	18.44	19.22	18.04	8.20%	-1.39%
September 30, 2006	19.38	16.93	18.72	17.31	4.19%	-3.86%
June 30, 2006	18.17	16.72	19.33	17.24	0.41%	-8.49%
March 31, 2006	18.29	17.20	19.16	18.38	-2.30%	-9.76%

CII

	Market Price		Net Asset Value		Premium (Discount)
Quarterly Period Ending	High	Low	High	Low	High	Low
March 31, 2008	19.65	17.06	20.81	19.20	-4.48%	-12.68%
December 31, 2007	20.64	17.96	22.59	19.20	-2.97%	-11.66%
September 30, 2007	21.44	19.20	23.49	22.23	-7.18%	-13.94%
June 30, 2007	22.86	20.81	24.45	22.66	-5.81%	-9.99%
March 31, 2007	22.53	19.94	24.15	22.23	-5.81%	-12.41%
December 31, 2006	20.68	19.58	23.50	22.62	-10.35%	-14.09%
September 30, 2006	19.58	17.86	22.59	20.77	-12.75%	-14.54%
June 30, 2006	18.58	17.13	21.55	19.91	-12.37%	-14.83%
March 31, 2006	18.58	17.61	21.55	20.76	-12.20%	-15.31%

As of May 31, 2008, (i) the net asset value per share of common stock of EEF was $16.78 and the market price per share of common stock was $16.16, representing a discount to net asset value of -3.69%, (ii) the net asset value per share of common stock of ECV was $17.05 and the market price per share of common stock was $16.23, representing a discount to net asset value of -4.81%, and (iii) the net asset value per share of common stock of CII was $20.91 and the market price per share of common stock was $19.45, representing a discount to net asset value of -6.98%.

     Shares of common stock of each of the Funds have historically traded at both a premium and a discount to net asset value. The Board of Directors of the Acquiring Fund has authorized the Acquiring Fund, at the discretion of its officers, to engage in periodic open market repurchases of up to 5% of the Acquiring Fund’s outstanding shares of common stock (which it has made from time to time). EEF and ECV are required to conduct, subject to applicable Maryland law, annual repurchase offers for between 5% and 25% of the Target Funds’ outstanding shares of common stock, pursuant to an interval fund structure.

Performance Information

     The performance table below illustrates the past performance of an investment in each Fund by setting forth the average total returns for the Funds. A Fund’s past performance does not necessarily indicate how such Fund will perform in the future. This may be particularly true for the Acquiring Fund, because the Acquiring Fund used leverage until about May 2, 2007 and restructured is portfolio after such date. Pursuant to the May 2, 2007 restructuring of its portfolio, the Acquiring Fund no longer uses leverage and does not intend to do so in the future. Further, during the second half of 2007, the Acquiring Fund restructured its portfolio further to place different levels of emphasis on investment strategies within its investment objective, including a stronger emphasis on employing a strategy of writing (selling) call options on individual stocks and equity indices. As a result, the Acquiring Fund’s performance in 2007 was not solely a result of its current investment strategy.

Average Annual Total Returns as of December 31, 2007

	Based on Net Asset Value				Based on Market Price
	1 Year	5 Years	10 Years	Inception(a)	1 Year	5 Years	10 Years	Inception(a)
EEF	4.96%	—	—	7.64%	-9.20%	—	—	2.50%
ECV	7.41%	—	—	7.84%	-9.53%	—	—	1.80%
CII(b)	4.79%	—	—	11.66%	10.47%	—	—	8.40%

(a)	EEF, ECV and CII commenced investment operations on May 6, 2005, June 30, 2005 and April 30, 2004, respectively.
(b)	Includes the effect of leverage and the use of CII’s prior investment strategy through May 2, 2007. During the six-month period commencing July 1, 2007 through December 31, 2007, a period during which CII did not employ leverage and used its current investment strategy, CII had a total return of -3.89%, based on net asset value, and -2.42% based on market price.

DIVIDENDS AND DISTRIBUTIONS

     The dividends and distribution policy of the Acquiring Fund will be such policy for the combined fund. The dividends and distribution policies of the Target Funds are similar to that of the Acquiring Fund except that (i) the Target Funds have not adopted a Managed Distribution Policy and (ii) ECV makes distributions semi-annually to holders of common stock.

     In order to allow the Acquiring Fund’s common stockholders to realize a predictable, but not guaranteed, level of cash flow and some periodic liquidity on their investments without having to sell their shares of common stock, the Acquiring Fund has adopted a policy of paying regular distributions on its shares of common stock, the Managed Distribution Policy. It is expected that dividends will be paid on a quarterly basis. The Acquiring Fund’s Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Acquiring Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Acquiring Fund’s net investment company taxable income for that year. The Acquiring Fund is not required to maintain the Managed Distribution Policy and such policy may be modified or terminated by the Acquiring Fund’s Board of Directors at any time without notice.

     Under Section 19(b) of the 1940 Act and Rule 19b-1 thereunder, the Acquiring Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the SEC, subject to certain exceptions. As a result, the Acquiring Fund and the Investment Adviser have applied to the SEC for an exemption that will, among other things, permit the Acquiring Fund to make periodic distributions of realized long-term capital gains to its stockholders. No assurance can be given that the SEC will grant this exemptive relief to the Acquiring Fund and the Investment Adviser. The Acquiring Fund intends to make distributions under the Managed Distribution Policy on a quarterly basis, provided that, until such time, if any, as the exemptive relief is granted by the SEC, the Acquiring Fund intends to make distributions from net realized long-term capital gains, if any, in accordance with Section 19(b) and Rule 19b-1.

     If the total distributions paid by the Acquiring Fund to its stockholders for any calendar year exceed the sum of the Acquiring Fund’s net investment company taxable income and net realized capital gain for that year and its previously undistributed earnings and profits from prior years, the excess will generally be treated as a tax-free return of capital up to the amount of a stockholder’s tax basis in his or her stock. Any distributions that (based upon the Acquiring Fund’s full year performance) constitute tax-free return of capital will reduce a stockholder’s tax basis in his or her stock, thereby increasing such stockholder’s potential gain or reducing such stockholder’s potential loss on the sale of such stock. In effect, a return of capital is the return of a stockholder’s investment in the Acquiring Fund and will result in a corresponding decline in the Acquiring Fund’s net asset value. Return of capital distributions also may have the effect of increasing the Acquiring Fund’s operating expense ratio. Any amounts distributed to a stockholder in excess of such stockholder’s tax basis in his or her stock will generally be taxable to the stockholder as capital gain.

     If the total distributions paid to the Acquiring Fund’s stockholders for any taxable year exceed the Acquiring Fund’s net investment income and net realized capital gains for that year but do not exceed its previously undistributed earnings and profits from prior years, such excess generally will be treated as a taxable dividend to the extent of the Acquiring Fund’s current and accumulated earnings and profits. Finally, if the net investment income and net capital gains earned or realized by the Acquiring Fund for any taxable year exceed the amounts distributed by the Acquiring Fund to its stockholders for that year, the Fund intends to pay such excess to its stockholders, but may, in its discretion, retain and not distribute net long term capital gains to the extent of such excess.

     Pursuant to the requirements of the 1940 Act, in the event the Acquiring Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Acquiring Fund’s good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Acquiring Fund at the close of its fiscal year, based on the Acquiring Fund’s full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

     Notwithstanding the foregoing, while any indebtedness is outstanding, the Acquiring Fund may not declare any cash dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Acquiring Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be. Notwithstanding the foregoing, while any shares of the Acquiring Fund’s preferred stock, if any, are outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common stock, or purchase any such capital stock, unless at the time of such declaration, (1) all accumulated preferred stock dividends have been paid and (2) the net asset value of the Acquiring Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).

     See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions to stockholders may be automatically reinvested in shares of common stock. Dividends and distributions are taxable to stockholders whether they are reinvested in shares of the Acquiring Fund or received in cash.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Pursuant to the Acquiring Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), unless a stockholder is ineligible or elects otherwise, all dividend and capital gains distributions are automatically reinvested by The Bank of New York Mellon, as agent for stockholders in administering the Plan (the “Plan Agent”), in additional shares of common stock of the Acquiring Fund. The Target Funds’ Automatic Dividend Reinvestment Plans are similar to that of the Acquiring Fund. Stockholders whose shares of common stock are held in the name of a broker or nominee should contact the broker or nominee to confirm that the broker or nominee will permit them to participate in the Plan. Stockholders who are not permitted to participate through their broker or nominee or who elect not to participate in the Plan will receive all dividends and distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend paying agent. Such stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to the Plan Agent, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise, such termination will be effective with respect to any subsequently declared dividend or capital gains distribution.

     Whenever the Acquiring Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common stock. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of common stock from the Acquiring Fund (“newly issued shares”) or (ii) by purchase of outstanding shares of common stock on the open market (“open-market purchases”) on the NYSE or elsewhere. If, on the dividend payment date, the net asset value per share of the common stock is equal to or less than the market price per share of the common stock plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of common stock to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

     In the event of a market discount on the dividend payment date, the Plan Agent has until the last business day before the next date on which the shares trade on an “ex-dividend” basis or in no event more than 30 days after the dividend payment date (the “last purchase date”) to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Acquiring Fund will pay quarterly dividends. If, before the Plan Agent has completed its open-market purchases, the market price of a share of common stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Acquiring Fund’s shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

     The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

     In the case of stockholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record stockholders as representing the total amount registered in the record stockholder’s name and held for the account of beneficial owners who are to participate in the Plan.

     There will be no brokerage charges with respect to shares issued directly by the Acquiring Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See “Material U.S. Federal Income Tax Consequences of the Reorganizations.”

     Stockholders participating in the Plan may receive benefits not available to stockholders not participating in the Plan. If the market price plus commissions of the Acquiring Fund’s shares is higher than the net asset value, participants in the Plan will receive shares of the Acquiring Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants receive distributions of shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Acquiring Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Acquiring Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants.

     All correspondence concerning the Plan should be directed to BNY Mellon Shareowner Services, P.O. Box 358016, Pittsburgh, PA 15252-8016, 866-216-0242.

GOVERNING LAW

     Each Fund is organized as a corporation under the laws of the State of Maryland. EEF was organized on February 24, 2005 and commenced investment operations on May 6, 2005; ECV was organized on April 15, 2005 and commenced investment operations on June 30, 2005; and the Acquiring Fund was organized on February 5, 2004 and commenced investment operations on April 30, 2004.

     Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     Each Fund’s Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors, and could have the effect of depriving common stockholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office by a vote of the holders of at least two-thirds of the class of shares of common stock of the Fund that is entitled to fill that directorship.

     The Articles of Incorporation of each Fund require the affirmative vote of the holders of at least 66 2/3% of the outstanding Fund shares of common stock to approve a merger, sale of substantially all the Fund’s assets or the liquidation or dissolution of the Fund. If two-thirds of the Fund’s Directors approve such action, however, the action must only be approved by the affirmative vote of a majority of the outstanding Fund shares of common stock entitled to be voted thereon.

     The Articles of Incorporation of each Fund further provide that, to the fullest extent permitted by applicable law, no director or officer of the Fund is liable to the Fund or to any stockholder for money damages. The Articles of Incorporation of each Fund further provide that, to the fullest extent permitted by applicable law, a director or officer of the Fund is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

     Each Fund may be converted to an open-end investment company at any time by an amendment to its Articles of Incorporation. Each Fund’s Articles of Incorporation provide that such an amendment would require the approval of at least 66 2/3% of the outstanding Fund shares of common stock to approve a merger, sale of substantially all the Fund’s assets or the liquidation or dissolution of the Fund. If two-thirds of the Fund’s Directors approve such action, however, the action must only be approved by the affirmative vote of a majority of the outstanding Fund shares of common stock entitled to be voted thereon. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding shares of preferred stock, if any. In the event of conversion, the shares of common stock would cease to be listed on the NYSE, American Stock Exchange, Chicago Board Options Exchange, NASDAQ Global Market System or other national securities exchange or national market system. Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new shares of common stock would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular, the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

     Voting rights are identical for the holders of each Fund’s shares of common stock. Common stockholders of each Fund are entitled to one vote for each share of common stock held. Except as set forth above under “Certain Provisions of the Articles of Incorporation” or “Conversion to Open-End Fund,” or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund’s shares of preferred stock, if any, preferred stockholders have no voting rights. When preferred stockholders are entitled to vote, they are also entitled to cast one vote per share of preferred stock held.

     The Funds have not issued any preferred stock. If a Fund were to issue preferred stock, the preferred stockholders, voting as a class, would be entitled to elect two of the Fund’s Directors. Under the 1940 Act, if at any time dividends on a Fund’s shares of preferred stock are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding shares of preferred stock, voting as a class, are entitled to elect a majority of the Fund’s Directors until all dividends have been paid or declared and set apart for payment.

     The affirmative vote of a majority of the preferred stockholders of a Fund, voting as a class, would be required to amend, alter or repeal any of the preferences, rights or powers of preferred stockholders so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of shares of preferred stock authorized to be issued. Unless a higher percentage is provided for under “Certain Provisions of the Articles of Incorporation” above, the affirmative vote of the holders of a majority of a Fund’s outstanding shares of preferred stock, voting as a class, would be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in a Fund’s investment objective or changes in a Fund’s fundamental investment restrictions.

FINANCIAL HIGHLIGHTS

Acquiring Fund

     The following schedule presents financial highlights for one share of common stock of the Acquiring Fund outstanding throughout the periods indicated:

	For the Year Ended December 31,				For the Period April 30, 2004(a) to December 31, 2004
	2007		2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$ 22.91		$ 20.31	$ 20.76	$ 19.10

Investment income — net	.31	(b)	.37 (b)	.46 (b)	.46
Realized and unrealized gain — net	.58		3.69	.29	1.84

Total from investment operations	.89		4.06	.75	2.30

Less dividends and distributions:
Investment income — net	(.34)		(.33)	(.47)	(.48)
Realized gain — net	(2.10)		(1.13)	(.73)	(.11)
Tax return of capital	—		—	—	(.01)

Total dividends and distributions	(2.44)		(1.46)	(1.20)	(.60)

Offering costs resulting from the issuance of
Common Stock	—		—	—	(.04)

Net asset value, end of period	$ 21.36		$ 22.91	$ 20.31	$ 20.76

Market price per share, end of period	$ 20.06		$ 20.41	$ 17.21	$ 18.32

Total Investment Return(c)

Based on net asset value per share	4.79%		21.70%	4.69%	12.30	%(d)

Based on market price per share	10.47%		27.95%	.52%	(5.36	%)(d)

Ratios to Average Net Assets

Expenses, net of waiver and excluding interest expense	1.19	%(e)	1.42%	1.47%	1.20	%(f)

Expenses, net of waiver	1.96	%(e)	3.54%	2.96%	1.96	%(f)

Expenses	1.96	%(e)	3.54%	2.96%	2.19	%(f)

Investment income — net	1.36%		1.75%	2.28%	3.52	%(f)

Leverage

Amount of borrowings outstanding (in thousands)	—		$100,000	$109,000	$109,000

Average amount of borrowings outstanding during the period (in thousands)	$ 38,788	(e)	$107,504	$109,000	$ 98,750

Average amount of borrowings outstanding per share during the period(b)	$ 3.18	(e)	$ 8.51	$ 8.50	$ 7.70

Supplemental Data

Net assets, end of period (in thousands)	$260,385		$279,272	$260,638	$266,345

Portfolio turnover	63%		38%	61%	20%

(a)	Commencement of operations.

(b)	Based on average shares of common stock outstanding.

(c)	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(d)	Aggregate total investment return.

(e)	Includes the effect of leverage through May 2, 2007. Pursuant to the May 2, 2007 restructuring of its portfolio, the Acquiring Fund no longer uses leverage and does not intend to do so in the future.

(f)	Annualized.

Target Funds

     The following schedule presents financial highlights for one share of common stock of each Target Fund outstanding throughout the periods indicated:

	BlackRock Enhanced Equity Yield Fund, Inc.				BlackRock Enhanced Equity Yield & Premium Fund, Inc.
	For the Year Ended December 31,		For the Period May 6, 2005(a) to December 31,		For the Year Ended December 31,		For the Period June 30, 2005(a) to December 31,
	2007	2006	2005		2007	2006	2005
Per Share Operating Performance

Net asset value, beginning of period	$ 18.68	$ 18.49	$ 19.10		$ 18.14	$ 18.28	$ 19.10

Investment income — net(b)	.29	.27	.23		.21	.27	.19
Realized and unrealized gain — net	.60 (c)	2.09 (c)	.19		1.00 (c)	1.64 (c)	.04

Total from investment operations	.89	2.36	.42		1.21	1.91	.23

Less dividends and distributions:
Investment income — net	(.28)	(.38)	(.13)		(.21)	(.28)	(.19)
Realized gain — net	(.48)	(.96)	(.87)		(.97)	(.56)	(.68)
Tax return of capital	(1.24)	(.83)	—		(.87)	(1.21)	(.16)

Total dividends and distributions	(2.00)	(2.17)	(1.00)		(2.05)	(2.05)	(1.03)

Offering costs resulting from the
issuance of Common Stock	—	—	(.03)		—	—	(.02)

Net asset value, end of period	$ 17.57	$ 18.68	$ 18.49		$ 17.30	$ 18.14	$ 18.28

Market price per share, end of period	$ 16.16	$ 19.86	$ 17.23		$ 15.68	$ 19.52	$ 16.82

Total Investment Return(d)

Based on net asset value per share	4.96%	13.38%	2.16	%(e)	7.41%	10.92%	1.40	%(e)

Based on market price per share	(9.20%)	29.35%	(9.08	%)(e)	(9.53%)	29.72%	(10.89	%)(e)

Ratios to Average Net Assets

Expenses	1.09%	1.12%	1.07	%(f)	1.10%	1.11%	1.08	%(f)

Investment income — net	1.53%	1.44%	1.86	%(f)	1.12%	1.49%	1.94	%(f)

Supplemental Data

Net assets, end of period (in thousands)	$375,134	$394,180	$387,244		$306,171	$318,730	$321,498

Portfolio turnover	46%	49%	35%		59%	68%	34%

(a)	Commencement of operations.

(b)	Based on average shares of common stock outstanding.

(c)	Includes repurchase fees, which are less than $.01 per share of common stock.

(d)	Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

(e)	Aggregate total investment return.

(f)	Annualized.

INFORMATION ABOUT THE REORGANIZATIONS

General

     Under the Reorganization Agreements (a form of which is attached as Appendix A to the Reorganization Statement of Additional Information), the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Funds, in exchange for Acquiring Fund Common Shares to be issued by the Acquiring Fund. The Acquiring Fund Common Shares issued to the Target Funds will have an aggregate net asset value equal to the aggregate net asset value of the Target Funds’ shares of common stock, less the costs of the Reorganizations (though cash may be paid in lieu of any fractional shares of common stock). The Target Funds will subsequently distribute the Acquiring Fund Common Shares to the Target Funds’ common stockholders. As soon as practicable after the Closing Date for the Reorganizations, the Target Funds will deregister as investment companies under the 1940 Act and dissolve under Maryland law.

     The Target Funds will distribute the Acquiring Fund Common Shares received by them pro rata to the holders of record of their shares of common stock, as applicable. Such distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common stockholders of the Target Funds and transferring to those stockholder accounts the Acquiring Fund Common Shares previously credited on those books to the accounts of the Target Funds. Each newly-opened account on the books of the Acquiring Fund for the former common stockholders of the Target Funds will represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares of common stock held other than in a Dividend Reinvestment Plan account, to the next largest number of whole shares of common stock) due such stockholder. No fractional Acquiring Fund Common Shares will be issued (except for shares of common stock held in a Plan account). In the event of fractional shares of common stock in an account other than a Plan account, the Acquiring Fund’s transfer agent will aggregate all such fractional Acquiring Fund Common Shares and sell the resulting whole shares of common stock on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of Target Fund common stock certificates. See “Terms of the Reorganization Agreements—Surrender and Exchange of Share Certificates” below for a description of the procedures to be followed by the Target Funds’ stockholders to obtain their Acquiring Fund Common Shares (and cash in lieu of fractional shares of common stock, if any).

     As a result of the Reorganizations, each common stockholder of a Target Fund will own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares of common stock) will have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder’s Target Fund shares of common stock immediately prior to the Closing Date. Since the Acquiring Fund Common Shares will be issued at net asset value in exchange for the net assets of each Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganizations except for its share of the costs of the Reorganizations. Thus, the Reorganization will result in no dilution of net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization. However, as a result of the Reorganizations, a stockholder of any of the Funds will hold a reduced percentage of ownership in the larger combined entity than he or she did in any of the separate Funds. No sales charge or fee of any kind will be charged to stockholders of the Target Funds in connection with their receipt of Acquiring Fund Common Shares in the Reorganizations.

TERMS OF THE REORGANIZATION AGREEMENTS

     The following is a summary of the significant terms of the Reorganization Agreements. The terms of each Reorganization Agreement are similar. This summary is qualified in its entirety by reference to the Form of Reorganization Agreement attached as Appendix A to the Reorganization Statement of Additional Information.

Valuation of Assets and Liabilities

     The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the “Valuation Time”). The valuation procedures are the same for each Fund: the net asset value per share of common stock of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the net asset value of a share of common stock of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of the issuing Fund is divided by the total number of shares of common stock of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Adviser, will accrue at the Valuation Time.

Amendments and Conditions

     The Reorganization Agreements may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. The obligations of each Fund pursuant to its Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the stockholders of each Target Fund, approval of the issuance of additional Acquiring Fund Common Shares by the common stockholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Postponement; Termination

     Under the Reorganization Agreements, the Board of Directors of either Fund may cause a Reorganization to be postponed or abandoned in certain circumstances, should such Board of Directors determine that it is in the best interests of the stockholders of its respective Fund to do so.

     The Reorganization Agreements may be terminated, and the Reorganizations abandoned at any time (whether before or after adoption thereof by the stockholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Directors of the Funds and (ii) by the Board of Directors of either Fund if any condition to that Fund’s obligations set forth in the pertinent Reorganization Agreement has not been fulfilled or waived by such Board of Directors.

Surrender and Exchange of Share Certificates

     The Acquiring Fund shall issue to the Target Funds certificates or share deposit receipts for the Acquiring Fund Common Shares registered in the name of the Target Funds. Each Target Fund shall then distribute the Acquiring Fund Common Shares to the stockholders of such Target Fund by redelivering the certificates or share deposit receipts evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the stockholders of such Target Fund on the basis of such stockholders’ proportionate interests in the aggregate net asset value of such Target Fund’s shares of common stock. With respect to any Target Fund stockholder holding certificates evidencing ownership of Target Fund shares of common stock as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by such Target Fund, the Acquiring Fund will not permit such stockholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares until notified by such Target Fund or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund shares of common stock or, in the event of lost certificates, posted adequate bond. Each Target Fund, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Target Fund shares of common stock or post adequate bond therefor.

     Please do not send in any stock certificates at this time. Upon consummation of the Reorganization, stockholders of the Target Funds will be furnished with instructions for exchanging their stock certificates for Acquiring Fund stock certificates and, if applicable, cash in lieu of fractional shares of common stock.

     From and after the Closing Date, there will be no transfers on the stock transfer books of the Target Funds. If, after the Closing Date, certificates representing shares of common stock of a Target Fund are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares and cash in lieu of fractional shares of common stock, if applicable, distributable with respect to such Target Fund’s shares of common stock in the Reorganization.

Expenses of the Reorganizations

     The Target Funds and the Acquiring Fund will bear expenses incurred in connection with the Reorganizations, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Reorganization Agreements and the registration statement on Form N-14, the printing and distribution of this Joint Proxy Statement/Prospectus and semi-annual reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganizations, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganizations, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate.

REASONS FOR THE REORGANIZATIONS

     The factors considered by the Board of Directors of each Fund with regard to the Reorganizations include, but are not limited to, the following:

  The fact that the investment objectives and policies of the Funds are similar (but not identical). See “Comparison of the Funds.”

     Through the Reorganizations, stockholders will be invested in a combined fund with similar objectives and strategies as the Target Funds and, as a result, the style and risk/return profile of the combined fund will remain comparable to those of a Target Fund stockholders’ current investments, subject to the differences described in “Comparison of the Funds.”

  The expectation that the Acquiring Fund will have a projected annual operating expense ratio that is lower than that of the Target Funds prior to the Reorganizations.

     Each Board of Directors reviewed data presented by the Investment Adviser showing that common stockholders of each Fund will experience a reduced annual operating expense ratio as a result of their Fund’s respective Reorganization. The combined fund resulting from the Reorganizations will have a larger asset base than any of the Funds has currently. Certain fixed administrative costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common stockholders of the combined fund.

  The expectation that, if the Reorganizations are not approved, the investment adviser would recommend to the Boards of Directors of the Target Funds that they revise their investment policies to more closely resemble those of the Acquiring Fund and substantially lower their dividends in order to reduce or eliminate the amount of capital returned to investors in connection with each dividend.

     The Reorganizations will result in a change in investment objectives and policies for the Target Funds that the Investment Adviser to each Target Fund would recommend even without the Reorganizations. Each Target Fund currently uses a quantitative investment strategy to select common stocks in the S&P 500 Index, in the case of EEF, and the S&P 500 Index for 75% of its portfolio and the NASDAQ 100 Index for 25% of its portfolio, in the case of ECV. The quantitative strategy uses certain quantitative criteria to select a subset of high dividend-paying stocks from these indices that generally share a similar risk profile to the entire index. If a Target Fund is not reorganized into the Acquiring Fund, the Investment Adviser currently anticipates that it would consider alternative ways to manage the fund, including making a recommendation to such Target Fund’s Board of Directors that its investment policies be revised to switch from a quantitative strategy to a qualitative, value-based investment strategy.

     If a Target Fund is not reorganized into the Acquiring Fund, the Investment Adviser also anticipates that it would recommend to such Target Fund’s Board of Directors that the dividend rate for such Target Fund be reduced substantially. The Target Funds recently have declared distributions at an annual rate equal to 12.25% in the case of EEF and 12.62% in the case of ECV, in each case calculated with reference to the closing stock price on the NYSE on June 2, 2008. Prior year distributions paid by the Target Funds have included substantial returns of capital. Because the Investment Adviser believes that continued payment of such substantial returns of capital would not be in the best interests of the Target Funds or their investors, the Investment Adviser currently anticipates that, if a Target Fund is not reorganized into the Acquiring Fund, it would recommend to such Target Fund’s Board of Directors that its dividend be lowered substantially, which may adversely affect the price at which the shares of common stock of such Target Fund trade on the NYSE. The possible reduction of a Target Fund’s distribution rate would be dependant upon market conditions at the time any such recommendation was made to the respective Target Fund Board, and any such reduction may be smaller or larger than the Investment Adviser may estimate. For comparative purposes, since its investment policies were restructured in May of 2007, the Acquiring Fund recently has declared distributions at an annual rate equal to 9.95%, calculated with reference to the closing stock price on the NYSE on June 2, 2008. Of course, the distribution rate of the Acquiring Fund will be affected from time to time by the investment performance of the Acquiring Fund and no assurance can be given that the distribution rate of the Acquiring Fund will not be reduced in the future.

  The relative performance history of each Fund.

     The Board of Directors of each Fund reviewed the relative performance of each Fund over different time periods compared to each other. Because the combined fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganizations. As such, the combined fund will assume the performance history of the Acquiring Fund at the closing of the Reorganizations.

  The expectation that the Acquiring Fund may achieve certain potential benefits from its larger net asset base.

     The larger net asset base of the Acquiring Fund may permit the Acquiring Fund to achieve certain economies of scale, as certain costs can be spread over a larger asset base, and the larger Acquiring Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs.

  The fact that no gain or loss will be recognized by stockholders for U.S. federal income tax purposes as a result of the Reorganizations, as the Reorganizations are expected to be tax-free transactions.

     The Reorganizations provide for tax-free transfers of substantially all the assets and certain stated liabilities of the Target Funds in exchange for shares of common stock of the Acquiring Fund. Stockholders will receive Acquiring Fund Common Shares equivalent to the aggregate net asset value of their Target Fund shares of common stock, and will pay no U.S. federal income tax on the transaction.

  The management team who will manage the Acquiring Fund and the management team’s investment style and strategies.

     Stockholders will benefit from the continuing experience and expertise of the management team designated for the Acquiring Fund and the team’s commitment to the investment style and strategies to be used in managing the assets of the Acquiring Fund. See “Comparison of the Funds—Management of the Funds.”

     Management of the Acquiring Fund does anticipate disposing of a portion of the holdings of the Target Funds in connection with the Reorganization. Consequently, transaction costs may be incurred in restructuring the portfolio holdings of the Acquiring Fund in connection with the Reorganization. Management will, however, need to evaluate the portfolio of the Acquiring Fund on a continuing basis and the foregoing statement is not intended to be a representation that portfolio holdings of the Acquiring Fund will or will not be disposed of in the future. However, nothing will require either the Target Funds or the Acquiring Fund to dispose of holdings in the Target Funds’ portfolios if, in the reasonable judgment of the Target Funds’ Boards of Directors or of the Acquiring Fund or the Investment Adviser of the Funds, such disposition would adversely affect the tax-free nature of the Reorganizations for U.S. federal income tax purposes.

  The expectation that stockholders will receive substantially the same services available as stockholders of the Acquiring Fund as they did as stockholders of the Target Funds.

     The Board of Directors of each Fund believes that the Reorganization would benefit stockholders of the Funds, based on a number of factors, including that stockholders would not be diluted with respect to net asset value; the relative similarity of the investment strategies and policies of the two Funds; the larger net asset base of the Acquiring Fund after the Reorganizations; the capabilities of the management team of the Acquiring Fund, that would manage the combined fund; and the possibility of achieving economies of scale going forward. Considering these and other reasons, the Board of Directors of each Fund unanimously concluded that consummation of the Reorganizations is in the best interests of each Fund and its stockholders and that the interests of the stockholders of each Fund will not be diluted with respect to net asset value as a result of the Reorganizations. The approval determination was made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various factors.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

     The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganizations. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service (“IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of common stock of a Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular stockholder or to stockholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws.

     It is a condition to the closing of each Reorganization that the respective Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, dated as of the Closing Date, regarding the characterization of such Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. As such a reorganization, the U.S. federal income tax consequences of each Reorganization can be summarized as follows:

  No gain or loss will be recognized by a Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of a Target Fund in exchange for Acquiring

Fund Common Shares and the assumption by the Acquiring Fund of substantially all of the liabilities of a Target Fund and the subsequent liquidation of a Target Fund.

  No gain or loss will be recognized by a stockholder of a Target Fund who exchanges all of his Target Fund shares of common stock solely for Acquiring Fund Common Shares pursuant to a Reorganization (except with respect to cash received in lieu of a fractional share of common stock, as discussed below).

  The aggregate tax basis of the Acquiring Fund Common Shares, received by a stockholder of a Target Fund pursuant to a Reorganization will be the same as the aggregate tax basis of the shares of common stock of Target Fund shares of common stock surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share of common stock for which cash is received).

  The holding period of the Acquiring Fund Common Shares, received by a stockholder of a Target Fund pursuant to a Reorganization will include the holding period of such Target Fund shares of common stock surrendered in exchange therefor.

  A stockholder of a Target Fund that receives cash in lieu of a fractional share of common stock of the Acquiring Fund pursuant to a Reorganization will recognize capital gain or loss with respect to the fractional share of common stock in an amount equal to the difference between the amount of cash received for the fractional share of common stock and the portion of such stockholder’s tax basis in its Target Fund shares of common stock that is allocable to the fractional share of common stock. The capital gain or loss will be long-term if the holding period for such Target Fund shares of common stock is more than one year as of the date of the exchange.

  The Acquiring Fund’s tax basis in a Target Fund’s assets received by the Acquiring Fund pursuant to a Reorganization will, in each instance, equal the tax basis of such assets in the hands of such Target Fund immediately prior to such Reorganization, and the Acquiring Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by such Target Fund.

     The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each of the Target Funds and their stockholders.

     The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Funds and assume, among other things, that each Reorganization will be consummated in accordance with the applicable Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.

     Prior to the Closing Date, each of the Target Funds will declare a distribution to its stockholders, which together with all previous distributions, will have the effect of distributing to the stockholders of each respective Target Fund all of the respective Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, if any, through the Closing Date. Such distributions will be taxable to the Target Fund stockholders.

     In connection with each Reorganization, each Target Fund may sell a portion of its portfolio assets. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any net capital gains that a Target Fund recognizes in these sales will be distributed to such Target Fund’s stockholders as capital gain dividends (to the extent of net realized long-term capital gain) and/or ordinary dividends (to the extent of net realized short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to stockholders.

     The Acquiring Fund will succeed to unrealized built in losses or capital loss carryforwards, if any, of either of the Target Funds. The use of any such built in losses or capital loss carryforwards may be subject to limitation under the Code.

     For five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carry forwards (if any) and certain built-in losses (if any) attributable to the other Funds.

STOCKHOLDER APPROVAL

     Under the Articles of Incorporation of each Target Fund, relevant Maryland law and the rules of the NYSE, stockholder approval of each Reorganization Agreement requires the affirmative vote of stockholders of the respective Target Fund representing more than 50% of the outstanding shares of common stock.

PROPOSAL 2: ISSUANCE OF ADDITIONAL ACQUIRING FUND COMMON SHARES

     Pursuant to the Reorganization Agreements, which are described more fully under “Proposal 1: Reorganizations of the Target Funds” above, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of each Target Fund in exchange for Acquiring Fund Common Shares. Each Target Fund will distribute Acquiring Fund Common Shares to its common stockholders, and will then terminate its registration under the 1940 Act and dissolve under Maryland law. The Acquiring Fund Board, based upon its evaluation of all relevant information, anticipates that each Reorganization will benefit the holders of Acquiring Fund Common Shares.

     The aggregate net asset value of Acquiring Fund Common Shares issued in each Reorganization will equal the aggregate net asset value of the Target Fund’s common stock held immediately prior to the Reorganization, less the costs of the Reorganization (though stockholders may receive cash for their fractional shares of common stock). The Reorganizations will result in no reduction of the net asset value of the Acquiring Fund Common Shares, other than to reflect the costs of each Reorganization. No gain or loss will be recognized by the Acquiring Fund or its stockholders in connection with either Reorganization. The Acquiring Fund will continue to operate as a registered, diversified, closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

     In connection with the Reorganizations and as contemplated by the Reorganization Agreements, the Acquiring Fund will issue additional Acquiring Fund Common Shares and list such shares of common stock on the NYSE. While applicable state and federal law does not require the stockholders of the Acquiring Fund to approve the Reorganizations, Section 312.03(c) of the NYSE Listed Company Manual requires the common stockholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganizations.

     Stockholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of votes cast by stockholders of the Acquiring Fund, provided that total votes cast on the proposal represents over 50% of all securities entitled to vote on the matter. For more information regarding voting requirements, see “Other Information—Voting Information and Requirements,” below.

OTHER INFORMATION

VOTING INFORMATION AND REQUIREMENTS

General

     A list of stockholders of each Fund entitled to be present and vote at the Special Meeting will be available at the offices of the Funds, 100 Bellevue Parkway, Wilmington, DE 19809, for inspection by any stockholder during regular business hours for ten days prior to the date of the Special Meeting.

Record Date

     The Funds’ Boards of Directors have fixed the close of business on May 29, 2008 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share of common stock held, with no shares having cumulative voting rights. At the Record Date, EEF had outstanding 21,348,041 shares of common stock, ECV had outstanding 17,697,047 shares of common stock and the Acquiring Fund had outstanding 12,188,736 shares of common stock.

Proxies

     Stockholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card and more fully described below. Stockholders of each Fund have the opportunity to submit their voting instructions via the Internet by utilizing a program provided by Broadridge Financial Solutions, Inc. (“Broadridge”), or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions, and to confirm that stockholders’ instructions have been recorded properly. Stockholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

     All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares of common stock for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) are not treated as votes “FOR” a proposal.

     With respect to Proposal 1, abstentions and broker non-votes have the same effect as votes “AGAINST” the proposals since their approvals are based on the affirmative vote of a majority of each Target Fund’s outstanding shares of common stock. With respect to Proposal 2, abstentions will not be treated as votes “FOR” the proposal but will be counted as votes cast on the proposal and will therefore have the same effect as votes “AGAINST” the proposal. Broker non-votes will not be counted as votes cast on the proposal and will therefore have the effect of reducing the aggregate number of shares of common stock voting on the proposal and reducing the number of votes “FOR” required to approve the proposal.

     With respect to each proposal, a majority of the outstanding shares of common stock entitled to vote on the proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

STOCKHOLDER INFORMATION

     As of May 29, 2008, the Record Date, the officers and Directors of each Fund, as a group, beneficially owned less than 1% of the outstanding shares common stock of each such fund, and no person owned of record or, to the knowledge of a Fund, beneficially 5% or more of the outstanding shares of common stock of each such Fund, except as follows:

	Shareholder	Address	Holdings (shares of common stock)	Percentage Owned
EEF	First Trust Portfolios L.P.	1001 Warrenville Road Lisle, Illinois 60532	1,097,104	5.14%

ECV	First Trust Portfolios L.P.	1001 Warrenville Road Lisle, Illinois 60532	1,115,865	6.31%

CII	Doliver Capital Advisors, Inc.	6363 Woodway, Suite 963 Houston, Texas 77057	637,800	5.23%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds’ Directors, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the NYSE, reporting their affiliation with a Fund and their ownership and changes in ownership of Fund shares of common stock. These persons and entities are required by SEC regulation to furnish a Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that, during its last fiscal year, its Directors, officers, Investment Adviser and affiliated persons of the Investment Adviser complied with the applicable filing requirements, other than for several late filings.

STOCKHOLDER PROPOSALS

     To be considered for presentation at a stockholder’s meeting, rules promulgated by the SEC generally require that, among other things, a stockholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any stockholder who wishes to submit a proposal for consideration at a meeting of such stockholder’s Fund should send such proposal to the relevant Fund at 40 East 52nd Street, New York, NY 10022, Attention: Howard B. Surloff.

SOLICITATION OF PROXIES

     Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about June 19, 2008. Stockholders of the Target Funds whose shares of common stock are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Adviser and its affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Funds have retained Broadridge, 51 Mercedes Way, Edgewood, New York 11717, to assist the Investment Adviser in the solicitation and tabulation of proxies from the Funds’ stockholders. The cost of services of Broadridge in connection with the proxy, including out-of-pocket expenses, is approximately $245,000 for EEF, $245,000 for ECV and $160,000 for CII. Proxy solicitation expenses are an expense of the Reorganizations which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate.

LEGAL MATTERS

     Certain legal matters concerning the federal income tax consequences of the Reorganizations will be passed upon by Skadden Arps, which serves as special counsel to the Target Funds and the Acquiring Fund. Certain legal matters concerning the issuance of Acquiring Fund Common Shares will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Target Funds and Acquiring Fund.

OTHER MATTERS WITH RESPECT TO THE MEETING

     A representative of Deloitte & Touche LLP will attend the Special Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

     In the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on such proposals, provided that the Board of Directors of each Fund determines that such an adjournment and additional solicitation is reasonable and in the interest of stockholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares of common stock of the respective Fund voted at the session of the Special Meeting to be adjourned.

     If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

Donald C. Burke President and Chief Executive Officer BlackRock Enhanced Equity Yield Fund, Inc. BlackRock Enhanced Equity Yield & Premium Fund, Inc. BlackRock Enhanced Capital and Income Fund, Inc.

June 19, 2008

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

June 12, 2008

     In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock XXXXXX (the “Target Fund”), a registered closed-end investment company, File No. 811-XXXX and BlackRock Enhanced Capital and Income Fund, Inc. (the “Acquiring Fund”), a registered closed-end investment company, File No. 811-21506, each hereby agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

     The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

     (a) The Acquiring Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Target Fund has been furnished with the Acquiring Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2007, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

     (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) herein), will be furnished to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Common Shares (as defined in Section 1(l) herein) to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

     (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (g) The Acquiring Fund is not obligated under any provision of its Articles of Incorporation or its Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

     (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

     (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

     (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (k) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the stockholders’ meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

     (l) The Acquiring Fund is authorized to issue 200,000,000 shares of common stock, par value $.10 per share (the “Acquiring Fund Common Shares”). Each outstanding Acquiring Fund Common Share is fully paid and nonassessable and has full voting rights.

     (m) The Acquiring Fund Common Shares to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and, nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the stockholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (o) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, director and shareholder approvals necessary to issue the Acquiring Fund Common Shares to the Target Fund.

     (p) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs.

All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     (q) The Acquiring Fund: has elected to qualify and has qualified as a regulated investment company (“RIC”) as of and since its inception; has been a RIC under the Internal Revenue Code of 1986, as amended, (the “Code”) at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

     The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

     (a) The Target Fund is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

     (c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

     (d) The Acquiring Fund has been furnished with the Target Fund’s Annual Report to Stockholders for the fiscal year ended December 31, 2007, and the audited financial statements appearing therein, having been audited by Deloitte & Touche LLP, independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

     (e) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

     (h) The Target Fund is not obligated under any provision of its Articles of Incorporation or its Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

     (i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (j) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

     (k) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

     (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (m) The N-14 Registration Statement, on its effective date, at the time of the stockholders’ meetings called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

     (n) The Target Fund is authorized to issue XXXX shares of common stock, par value $.10 per share (the “Target Fund Common Shares”). Each outstanding Target Fund Common Share is fully paid and nonassessable and has full voting rights.

     (o) All of the issued and outstanding Target Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

     (p) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

     (q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares to be received in the Reorganization, except in distribution to the stockholders of the Target Fund, as provided in Section 3 of this Agreement.

     (r) The Target Fund has elected to qualify and has qualified as a RIC under the Code as of and since its inception; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

3. THE REORGANIZATION.

     (a) Subject to receiving the requisite approvals of the stockholders of the Target Fund, and to the other terms and conditions contained herein, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Common Shares provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares received by it to its stockholders in exchange for their Target Fund Common Shares. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the stockholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

     (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund’s directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of the Target Fund, and (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund’s directors or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for U.S. federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

     (c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

     (d) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

     (e) The Valuation Time shall be 4:00 p.m., Eastern time, on a date mutually agreed upon in writing (the “Valuation Time”).

     (f) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

     (g) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving under Maryland law and will withdraw its authority to do business in any state where it is registered.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND COMMON SHARES IN THE REORGANIZATION.

     Acquiring Fund Common Shares of an aggregate net asset value equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the

Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund. The Acquiring Fund will issue to the Target Fund a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below.

     The net asset value of each of the Funds shall be determined as of the Valuation Time in accordance with the regular procedures of the investment adviser, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined pursuant to the regular procedures of the investment adviser.

     Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value per share of each Fund’s Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time. The Acquiring Fund shall issue to the Target Fund certificates or share deposit receipts for the Acquiring Fund Common Shares registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares by redelivering the certificates or share deposit receipts evidencing ownership of the Acquiring Fund Common Shares to the transfer agent and registrar for the Acquiring Fund Common Shares, for distribution to the holders of Target Fund Common Shares on the basis of such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or post adequate bond therefor.

     No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon surrender of such holder’s certificates representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

     (a) The Target Fund, the Acquiring Fund and any other closed-end investment company that sells substantially all of its assets to the Acquiring Fund on or about the Closing Date (for purposes of this Section 5(a) only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and a registration statement on Form N-14, the printing and distribution of the Joint Proxy Statement/Prospectus and Semi-Annual Reports, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate.

6. COVENANTS OF THE FUNDS.

     (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

     (b) The Target Fund agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its stockholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

     (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

     (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the “SEC”) and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

     (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

     The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden).

     In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

     After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by the investment adviser or an affiliate thereof.

     (g) Each Fund agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (h) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7. CLOSING DATE.

     (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.” To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

     (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

     (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the stockholders of record of the Target Fund on the Closing Date and the number of Target Fund Common Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8. CONDITIONS OF THE TARGET FUND.

     The obligations of the Target Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of two-thirds of the members of the Board of Directors of the Target Fund and by the affirmative vote of the holders of a majority of each of the outstanding Target Fund Common Shares; and that the Acquiring Fund shall have delivered to the Target Fund a copy of the resolution approving this Agreement adopted by the Board of Directors of the Acquiring Fund, and a certificate setting forth the vote of holders of Acquiring Fund Common Shares approving the issuance of additional Acquiring Fund Common Shares, each certified by its Secretary.

     (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquiring Fund’s President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) The Target Fund shall have received the opinion of Skadden or local Maryland counsel, each acting as special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, substantially in the form and to the effect that:

     (i) the Acquiring Fund is validly existing and in good standing under the laws of the State of Maryland;

     (ii) the Acquiring Fund is registered as a closed-end management investment company under the 1940 Act;

     (iii) the Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Acquiring Fund under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Maryland;

     (iv) this Agreement constitutes a valid and binding obligation of the Acquiring Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

     (v) the execution and delivery by the Acquiring Fund of this Agreement and the performance by the Acquiring Fund of its obligations under this Agreement do not conflict with the Articles of Incorporation or the Bylaws of the Acquiring Fund;

     (vi) neither the execution, delivery or performance by the Acquiring Fund of this Agreement nor the compliance by the Acquiring Fund with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States;

     (vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Acquiring Fund or the enforceability of this Agreement against the Acquiring Fund; and

     (viii) the Acquiring Fund Common Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued, fully paid and nonassessable.

     (f) That the Target Fund shall have obtained an opinion from Skadden, special counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

     (g) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9. CONDITIONS OF THE ACQUIRING FUND.

     The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of the Acquiring Fund and that the issuance of additional Acquiring Fund Common Shares shall have been approved by the affirmative vote of a majority of votes cast, where total votes cast represented over 50% of all securities entitled to vote; and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund’s Board of Directors, and a certificate setting forth the vote of the holders of Target Fund Common Shares obtained, each certified by its Secretary.

     (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the

Valuation Time, certified on the Target Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Target Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

     (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s President (or any Vice President) or its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That the Acquiring Fund shall have received the opinion of Skadden or local Maryland counsel, each acting as special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

     (i) the Target Fund is validly existing and in good standing under the laws of the State of Maryland;

     (ii) the Target Fund is registered as a closed-end management investment company under the 1940 Act;

     (iii) the Target Fund has the power and authority to execute, deliver and perform all of its obligations under this Agreement under the laws of the State of Maryland, the execution and delivery and the consummation by the Target Fund of the transactions contemplated hereby have been duly authorized by all requisite action of the Target Fund under the laws of the State of Maryland, and this Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Maryland;

     (iv) this Agreement constitutes a valid and binding obligation of the Target Fund (assuming this Agreement is a valid and binding obligation of the other party hereto);

     (v) the execution and delivery by the Target Fund of this Agreement and the performance by the Target Fund of its obligations under this Agreement do not conflict with the Articles of Incorporation or the Bylaws of the Target Fund;

     (vi) neither the execution, delivery or performance by the Target Fund of this Agreement nor the compliance by the Target Fund with the terms and provisions hereof contravene any provision of the laws of the State of Maryland or the federal laws of the United States; and

     (vii) no governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of this Agreement by the Target Fund or the enforceability of this Agreement against the Target Fund.

     (f) That the Acquiring Fund shall have obtained an opinion from Skadden, special counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

     (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

     (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

     (i) That prior to the Closing Date the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date.

10. TERMINATION, POSTPONEMENT AND WAIVERS.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of Directors of the Funds, (ii) by the Board of Directors of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board of Directors, or (iii) by the Board of Directors of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board of Directors.

     (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2008, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of the Funds.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board of Directors after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its stockholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

     (a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each, an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such the Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such the Indemnified Party may be or may have been involved as a party or otherwise or with which such the Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such the Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

     (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten days of receipt of written notice to the Indemnified Party or 30 days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

     (a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, NY 10022, Attention: Howard Surloff, Secretary of the Target Fund, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o BlackRock Advisors, LLC, 40 East 52nd Street, New York, NY 10022, Attention: Howard Surloff, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

     (c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (d) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective Directors, stockholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Directors of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such Directors, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK XXXXXXXXXXXXX

[Name] _____________________
[Title] ______________________

BLACKROCK ENHANCED CAPITAL
AND INCOME FUND, INC.

[Name] _____________________
[Title] ______________________

APPENDIX B

PROXY VOTING POLICIES

For the BlackRock-Advised Funds

May 30, 2008

Table of Contents

Page
Introduction	B-3
Proxy Voting Policies	B-3
Boards of Directors	B-3
Auditors	B-3
Compensation and Benefits	B-4
Capital Structure	B-4
Corporate Charter and By-Laws	B-4
Corporate Meetings	B-4
Investment Companies	B-4
Environmental and Social Issues	B-4
Reports to the Board	B-4

INTRODUCTION

     The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

PROXY VOTING POLICIES

A.	Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore

1	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

2	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

B.	Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

C.	Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

D.	Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

E.	Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

F.	Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

G.	Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

H.	Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

REPORTS TO THE BOARD

     BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF
BLACKROCK ENHANCED EQUITY YIELD FUND, INC.
AND
BLACKROCK ENHANCED EQUITY YIELD & PREMIUM FUND, INC.
BY AND IN EXCHANGE FOR SHARES OF
BLACKROCK ENHANCED CAPITAL AND INCOME FUND, INC.

Dated June 19, 2008

     This Reorganization Statement of Additional Information is available to the stockholders of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”) (each a “Target Fund” and, collectively, the “Target Funds”) in connection with proposed reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) whereby BlackRock Enhanced Capital and Income Fund, Inc. (“CII” or the “Acquiring Fund”) will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Funds in exchange for an equal aggregate value of newly-issued shares of common stock, par value $0.10 per share (“Acquiring Fund Common Shares”). The Target Funds will distribute Acquiring Fund Common Shares to common stockholders of the Target Funds, and will then terminate their registrations under the Investment Company Act of 1940 (the “1940 Act”) and dissolve under Maryland law. A copy of a form of the Agreement and Plan of Reorganization between each Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

     This Reorganization Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated June 19, 2008 relating to the proposed Reorganizations of the Target Funds into the Acquiring Fund. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Fund at P.O. Box 9011, Princeton, NJ 08543-9011, or by calling (800) 882-0052.

     The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Reorganization Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Reorganization Statement of Additional Information is a part.

TABLE OF CONTENTS

Page

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND	SAI-2
RISK FACTORS AND SPECIAL CONSIDERATIONS	SAI-10
DIRECTORS AND OFFICERS	SAI-14
INVESTMENT MANAGEMENT AGREEMENTS	SAI-21
OTHER AGREEMENTS	SAI-23
FUND MANAGEMENT	SAI-24
OTHER INFORMATION	SAI-28
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	SAI-29
FINANCIAL STATEMENTS	SAI-29
PRO FORMA FINANCIAL STATEMENTS	F-1

SAI-1

INVESTMENT OBJECTIVES AND POLICIES OF THE ACQUIRING FUND

     The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Description of Preferred Securities

     General. The Acquiring Fund may invest without limitation in preferred securities, including convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. The Acquiring Fund may invest in preferred securities of both U.S. and foreign issuers. The Investment Adviser currently intends to emphasize preferred securities that are eligible to pay qualified dividend income and whose dividends are eligible for the Dividends Received Deduction. Many preferred securities, including “hybrid” or taxable preferred securities, pay dividends that do not qualify for the Dividends Received Deduction and are not eligible for the reduced U.S. federal tax rate applicable to qualified dividend income. Such dividend payments constitute deductible interest expense for the issuers thereof rather than dividends eligible for the reduced U.S. federal income tax rate applicable to qualified dividend income and/or the Dividends Received Deduction. See “—Taxable Preferred Securities” below.

     Generally, preferred securities receive dividends in priority to distributions on common stock and usually have a priority of claim over common stockholders if the issuer of the stock is liquidated. Preferred securities have certain characteristics of both debt and equity securities. Like debt securities, preferred securities’ rate of income is generally contractually fixed. Like equity securities, preferred securities do not have rights to precipitate bankruptcy filings or collection activities in the event of missed payments. Furthermore, preferred securities are generally in a subordinated position in an issuer’s capital structure and their values are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Traditional Fixed Rate Preferred Securities. Unlike taxable preferred securities described below, traditional fixed rate preferred securities generally have fixed dividend rates for the life of the issue and typically, unless issued by certain foreign corporations, pay dividends eligible for the reduced U.S. federal income tax rate applicable to qualified dividend income and, if issued by domestic corporations, make payments that qualify for the Dividends Received Deduction. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred securities are convertible into other equity securities. Perpetual preferred securities provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred securities provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred securities can be expected to vary inversely with interest rates. Certain fixed rate preferred securities have features intended to provide some degree of price stability. These features may include an auction mechanism at some specified future date. The auction feature is normally intended to enhance the probability that a preferred securities stockholder will be able to dispose of its holdings close to a pre-specified price, typically equal to par or a stated value. Other price stability mechanisms include convertibility into an amount of common equity of the same issuer at some specified future date, typically in amounts not greater than par value of the underlying preferred securities. Another common form of fixed rate preferred securities is the traditional convertible preferred security, which permits the holder to convert into a specified number of shares at the holder’s option at any time prior to a specified date. Innovative preferred securities and convertible preferred securities are less liquid than the traditional fixed rate preferred security.

     Dividends on any series of preferred securities may be cumulative or non-cumulative. Cumulative dividends accumulate until paid out, so if on the dividend payment date no dividend is declared such obligation will exist and take precedence over any common stock dividends until paid out. Non-cumulative dividends do not accrue and any omitted dividends may never be paid.

     Adjustable Rate Preferred Securities. Unlike traditional fixed rate preferred securities, adjustable rate preferred securities are preferred securities that have a dividend rate that adjusts periodically to reflect changes in the general level of interest rates. Adjustable rate preferred securities generally pay dividends eligible for the reduced tax rate applicable to qualified dividend income and that qualify for the Dividends Received Deduction, if not issued by a foreign corporation. The adjustable feature is intended to make the market value of these securities less sensitive to changes in interest rates than similar securities with fixed dividend rates.

SAI-2

     The dividend rate on adjustable rate preferred securities typically is determined quarterly according to an adjustment formula established at the time of issuance of such securities that cannot be changed without approval of the holders thereof. Although adjustment formulas vary among issues, they typically involve a fixed relationship either to: (1) rates on specific classes of debt securities issued by the U.S. Treasury, such as the highest base rate yield of the 90-day Treasury bill, the 10-year Treasury note, or either the 20-year or 30-year Treasury bond or (2) London Interbank Offered Rate (“LIBOR”), with limits (known as “collars”) on the minimum and maximum dividend rate that may be paid. As the maximum dividend rate is approached, any further increase in interest rates may adversely affect the market value of the preferred securities. As the minimum dividend rate is approached, any further decrease in interest rates may positively affect the market value of the preferred securities.

     The market values of outstanding issues of adjustable rate preferred securities may fluctuate in response to changing market conditions. In the event that market participants in a particular issue demand a different yield than the adjustment formulas produce, the market price will change to produce the desired yield. The dividend yield demanded by market participants may vary with changing perceptions of credit quality and the relative levels of short-term and long-term interest rates, as well as other factors. Most of the adjustable rate preferred securities currently outstanding are perpetual.

     Taxable Preferred Securities. The Acquiring Fund also may invest in taxable preferred securities (often referred to as “hybrid” preferred securities), the payments on which are not eligible for the reduced U.S. federal income tax rates for individual stockholders applicable to qualified dividend income or the Dividends Received Deduction allowed to corporate stockholders. Such payments constitute deductible interest expense for issuers thereof rather than dividends eligible for the reduced U.S. federal income tax rate applicable to qualified dividend income and/or the Dividends Received Deduction. The taxable preferred securities in which the Acquiring Fund may invest typically offer additional yield spread versus other types of preferred securities due to the fact that payments made with respect to such preferred securities do not qualify for the reduced U.S. federal income tax rate applicable to qualified dividend income and/or the Dividends Received Deduction. Taxable preferred securities are a comparatively new asset class.

     Taxable preferred securities include but are not limited to: trust originated preferred securities, monthly income preferred securities, quarterly income bond securities, quarterly income debt securities, quarterly income preferred securities, corporate trust securities, public income notes and other trust preferred securities.

     Taxable preferred securities are typically issued by an affiliated business trust or other special purpose entity established by an operating company, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The taxable preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. The taxable preferred securities market is generally divided into the “$25 par” and the “institutional” segments. The $25 par segment is typified by securities that are listed on NYSE, which trade and are quoted “flat” (i.e., without accrued dividend income that is not included in the trading price) and which are typically callable at par value five years after their original issuance date. The institutional segment is typified by $1,000 par value securities that are not exchange listed, which trade and are quoted on an “accrued income” basis, and which typically have a minimum of 10 years of call protection (at premium prices) from the date of their original issuance.

     Taxable preferred securities normally constitute junior and fully subordinated liabilities of an issuer or are the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, taxable preferred securities often permit the issuer to defer the payment of income for a specified period, which may be 18 months or more, without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without adverse consequence to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when cumulative payments on the taxable preferred securities have not been made), issuers and investors generally treat taxable preferred securities as close substitutes for traditional preferred securities. Taxable preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

     Taxable preferred securities are often issued with a final maturity date, although some are perpetual in nature. In certain instances, the final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without any adverse consequence to the issuer. No redemption

SAI-3

can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to any cumulative dividends payable. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its stockholders. Should an issuer default on its obligations under such a security, the amount of dividends the Acquiring Fund pays to stockholders may be adversely affected.

     Many taxable preferred securities are issued by trusts or other special purpose entities established by operating companies, and are not direct obligations of the operating company. At the time a trust or special purpose entity sells its preferred securities to investors, the trust or special purpose entity purchases debt of the operating company (with terms comparable to those of the securities issued by the trust or special purpose entity), which enables the operating company to deduct for U.S. federal income tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes such that the holders of the taxable preferred securities are treated as owning beneficial interests in the underlying debt of the operating company.

     Accordingly, dividend payments made with respect to such taxable preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes and, as such, are not eligible for the Dividends Received Deduction or the reduced tax rate applicable to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s assets over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a taxable preferred security has a rating that is slightly below that of its corresponding operating company’s senior debt securities. As a result of their subordinated position in an issuer’s capital structure, taxable preferred securities typically offer investors a higher interest payment compared to the senior debt securities of the operating company.

     From time to time, preferred securities issues have been, and may in the future be, offered having features other than those described herein. The Acquiring Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Acquiring Fund’s investment objective and policies. Since the market for these instruments would be new, the Acquiring Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Description of Debt Securities

     General. Although the Acquiring Fund does not currently intend to do so, it may invest in certain types of debt securities, including U.S. and foreign government bonds, corporate bonds, corporate loans and convertible bonds, mortgage and asset backed securities and emerging market debt. In addition, the Acquiring Fund may invest without limitation in high quality short-term U.S. dollar or non-U.S. dollar-denominated fixed income securities or other instruments, such as U.S. or foreign government securities, commercial paper and money market instruments issued by U.S. or foreign commercial banks or depository institutions. There are no maturity or duration limitations on the debt securities in which the Acquiring Fund may invest. The Acquiring Fund may invest without limitation in below investment grade, high yield securities, including high yield bonds (commonly referred to as “junk” bonds), preferred securities, corporate loans and convertible debt securities. The Acquiring Fund also may invest in distressed securities. For a description of these high yield securities, see “—Description of High Yield Securities” below. A further discussion of certain of these debt securities and certain related risk factors is set forth below.

     Corporate Loans. Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as LIBOR or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates. Because the trading market for corporate loans may be less developed than the secondary market for bonds and notes, the Acquiring Fund may experience difficulties in selling its corporate loans. Borrowers frequently provide collateral to secure repayment of these obligations. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest on behalf of the lender. If the agent develops financial problems, the Acquiring Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Acquiring Fund becomes a member of the syndicate.

SAI-4

     The corporate loans in which the Acquiring Fund invests can be expected to provide higher yields than bonds and notes that have investment grade ratings, but may be subject to greater risk of loss of principal and income. Borrowers do not always provide collateral for corporate loans, or the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Acquiring Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

     Mortgage-backed Securities. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans. When interest rates fall, borrowers may refinance or otherwise repay principal on their mortgages earlier than scheduled. When this happens, certain types of mortgage-backed securities will be paid off more quickly than originally anticipated and the Acquiring Fund will have to invest the proceeds in securities with lower yields. This risk is known as “prepayment risk.” When interest rates rise, certain types of mortgage-backed securities will be paid off more slowly than originally anticipated and the value of these securities will fall. This risk is known as “extension risk.”

     Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

     Asset Backed Securities. Asset backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets (such as credit card receivables) are passed through to the Acquiring Fund. Like traditional fixed income securities, the value of asset backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset backed securities also may be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset backed securities. In addition, when the Acquiring Fund reinvests the proceeds of a prepayment it may receive a lower interest rate than the rate on the security that was prepaid. This risk is known as “prepayment risk.” In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of debt securities in the Acquiring Fund’s portfolio will increase. The value of longer term securities generally changes more widely in response to changes in interest rates than shorter term securities. This risk is known as “extension risk.”

     Because of prepayment risk and extension risk, asset backed securities react differently to changes in interest rates than other fixed income securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset backed securities.

     Sovereign Debt. The Acquiring Fund may invest in sovereign debt securities. These securities are issued or guaranteed by foreign government entities. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of the reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the government entity’s debt position to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay for further loans. There is no legal process for collecting sovereign debts that a government does not pay nor bankruptcy proceeding by which all or part of a sovereign debt that a government entity has not repaid may be collected.

     Emerging Markets Debt. The Acquiring Fund may invest in any type of debt obligations of issuers in emerging market countries. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations, as well as any countries, regardless of per capita income level, that have restructured their external and local debt. Emerging markets debt securities are subject to the risks associated with debt securities, high yield securities, convertible securities and emerging markets as described under “Risk Factors and Special Considerations” and as described below under “—Description of High Yield Securities.”

Description of Convertible Securities

     The Acquiring Fund may invest in convertible securities. A convertible security is a bond, debenture, note or preferred security that may be converted into or exchanged for a prescribed amount of common stock or other

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securities of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends generally paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities, including convertible preferred securities, have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to similar non-convertible securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Acquiring Fund is called for redemption, the Acquiring Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or other securities or sell it to a third party.

Description of High Yield Securities

     General. The Acquiring Fund may invest in high yield securities, including junk bonds, preferred securities, corporate loans and convertible debt securities that are rated below investment grade by established rating services (Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB or lower by Standard & Poor’s (“S&P”) or BB or lower by Fitch Ratings (“Fitch”)) or, if unrated, are considered by the Investment Adviser to be of comparable quality although it does not currently intend to do so. High yield securities generally are regarded as having predominantly speculative characteristics with respect to capacity to pay interest or dividend income and to repay principal and involve greater volatility of price than securities in the higher rating categories. The Acquiring Fund considers distressed securities to be high yield securities that are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal or interest at the time of acquisition by the Acquiring Fund or are rated in the lowest rating categories (Ca or below by Moody’s, CC or below by S&P or CC or below by Fitch) or, if unrated, are considered by the Investment Adviser to be of comparable quality (“Distressed Securities”). The Acquiring Fund may continue to hold securities that are downgraded after the Acquiring Fund purchases them and will sell such securities only if, in the Investment Adviser’s judgment, it is advantageous to sell such securities. The Acquiring Fund also may invest without limitation in investment grade securities and may invest in securities of any maturity or duration.

     Selection and monitoring of high yield securities by the Investment Adviser involves continuous analysis of individual issuers, general business conditions and other factors which may be too time-consuming or too costly for the average investor. The furnishing of these services does not, of course, guarantee successful results. The Investment Adviser’s analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general conditions and other factors may include anticipated change in economic activity and interest rates, the availability of new investment opportunities and the economic outlook for specific industries. While the Investment Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Investment Adviser performs its own independent credit analysis of issuers and, consequently, the Acquiring Fund may invest, without limit, in unrated securities. As a result, the Acquiring Fund’s ability to achieve its investment objective may depend to a greater extent on the Investment Adviser’s own credit analysis than investment companies that invest only in investment grade securities.

     Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in investment grade securities, but they also typically entail greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy. High yield securities are regarded as being predominantly speculative as to the issuer’s ability to make repayments of principal and payments of interest. Investment in such securities involves substantial risk. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with investment grade securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts or the

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unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the high yield market. If an issuer of high yield securities defaults, in addition to risking non-payment of all or a portion of interest and principal, the Acquiring Fund may incur additional expenses to seek recovery. The market prices of high yield securities structured as zero-coupon, step-up or payment-in-kind securities will normally be affected to a greater extent by interest rate changes, and therefore tend to be more volatile than the prices of securities that pay interest currently and in cash.

     Other than with respect to Distressed Securities (which are discussed below), the high yield securities in which the Acquiring Fund may invest do not include securities which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, no assurance can be given that such events will not occur after the Acquiring Fund purchases a particular security, in which case the Acquiring Fund may experience losses and incur costs. High yield securities tend to be more volatile than investment grade securities, so adverse events may have a greater impact on the prices of high yield securities than on investment grade securities. Factors adversely affecting the market value of such securities are likely to affect adversely the Acquiring Fund’s net asset value.

     Like investment grade securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers, and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Acquiring Fund may experience difficulty acquiring appropriate high yield securities for investment.

     Adverse conditions and investor perceptions thereof (whether or not based on economic fundamentals) may impair liquidity in the high yield market and may cause the prices the Acquiring Fund receives for its high yield securities to be reduced. In addition, the Acquiring Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the Acquiring Fund’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Under such conditions, judgment may play a greater role in valuing certain of the Acquiring Fund’s portfolio securities than in the case of securities trading in a more liquid market. In addition, the Acquiring Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

     The risk of loss due to default by an issuer is significantly greater for the holders of junk bonds because such securities are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Acquiring Fund. If a call were exercised by an issuer during a period of declining interest rates, the Acquiring Fund would likely have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Acquiring Fund and dividends to stockholders.

     The high yield securities in which the Acquiring Fund invests may include credit linked notes, structured notes or other instruments evidencing interests in special purpose vehicles or trusts that hold interests in high yield securities.

     The Acquiring Fund may receive warrants or other non-income producing equity securities in connection with its investments in high yield securities, including in unit offerings, in an exchange offer, upon the conversion of a convertible security, or upon the restructuring or bankruptcy of investments owned by the Acquiring Fund. The Acquiring Fund may continue to hold such securities until, in the Investment Adviser’s judgment in light of current market conditions, it is advantageous to effect a disposition of such securities.

     Distressed Securities. The Acquiring Fund may invest in Distressed Securities. An investment in Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Generally, the Acquiring Fund will invest in Distressed Securities when the Investment Adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. The Acquiring Fund will generally not receive interest payments on Distressed Securities and may incur costs to protect its investment. In addition, the Acquiring Fund’s principal may not be repaid. Distressed Securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

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Indexed and Inverse Floating Obligations

     The Acquiring Fund may invest in securities whose potential returns are directly related to changes in an underlying index or interest rate, known as indexed securities. The return on indexed securities will rise when the underlying index or interest rate rises and fall when the index or interest rate falls. The Acquiring Fund also may invest in securities whose return is inversely related to changes in an interest rate (“inverse floaters”). In general, inverse floaters change in value in a manner that is opposite to most bonds — that is, interest rates on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in indexed securities and inverse floaters may subject the Acquiring Fund to the risk of reduced or eliminated interest payments. Investments in indexed securities also may subject the Acquiring Fund to loss of principal. In addition, certain indexed securities and inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Acquiring Fund’s investment. Regardless of the effect, inverse floaters represent a leveraged investment. As a result, the market value of such securities will generally be more volatile than that of fixed rate securities. Both indexed securities and inverse floaters can be derivative securities and can be considered speculative.

Interest Rate Transactions

     In order to seek to hedge the value of the Acquiring Fund’s portfolio against interest rate fluctuations, to hedge against increases in the Acquiring Fund’s costs associated with the dividend payments on its outstanding preferred stock, if any, or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio, to seek to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date or to seek to increase its return. However, the Acquiring Fund also may invest in interest rate swaps to seek to increase income or to seek to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates). The Acquiring Fund is not required to pursue these portfolio strategies and may choose not to do so. The Acquiring Fund cannot guarantee that any strategies it uses will work.

     In an interest rate swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments). For example, if the Acquiring Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Acquiring Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Acquiring Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Acquiring Fund from a reduction in yield due to falling interest rates and may permit the Acquiring Fund to increase its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

     The Acquiring Fund usually will enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Acquiring Fund. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Acquiring Fund’s obligations will be accrued on a daily basis, and the full amount of the Acquiring Fund’s obligations will be segregated by the Acquiring Fund.

     The Acquiring Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (i.e., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the

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predetermined rate on a notional principal amount from the party selling such interest rate floor. The Acquiring Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Acquiring Fund.

     Typically, the parties with which the Acquiring Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Acquiring Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims paying ability of the other party thereto is rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. Depending on the general state of short-term interest rates and the returns on the Acquiring Fund’s portfolio securities at that point in time, a default could negatively affect the Acquiring Fund’s ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage, because it may be obligated to make the payments that it had intended to avoid. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are more recent innovations and are less liquid than swaps. There is still a risk, however, that the Acquiring Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction at the time an interest rate swap or cap transaction reaches its scheduled termination date. If this occurs, it could have a negative affect on the Acquiring Fund’s ability to make interest payments on its outstanding borrowings or dividend payments on its outstanding preferred stock used for leverage. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Acquiring Fund fails to maintain any required asset coverage with respect to any outstanding borrowings or any outstanding preferred stock used for leverage or fails to comply with other covenants relating to any outstanding borrowings or any outstanding preferred stock used for leverage, the Acquiring Fund may be required to prepay some or all of its outstanding borrowings or redeem some or all of its outstanding preferred stock used for leverage. Such prepayment or redemption would likely result in the Acquiring Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of the swap could result in the termination payment by or to the Acquiring Fund. Early termination of a cap could result in the termination payment to the Acquiring Fund. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Payments from transactions in interest rate swaps generally will be taxable to stockholders as ordinary income that will not be eligible for the dividends received deduction allowed to corporate taxpayers (“Dividends Received Deduction”) or the reduced U.S. federal income tax rate applicable to qualified dividend income.

Credit Default Swap Agreements

     The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its returns. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and five years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations

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of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

     Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund will enter into credit default swap agreements only with counterparties that are rated investment grade quality by at least one established rating agency at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund). In connection with each such transaction, the Acquiring Fund will at all times segregate liquid securities or cash with a value at least equal to the Acquiring Fund’s exposure (any accrued but unpaid net amounts owed by the Acquiring Fund to any counterparty), on a marked-to-market basis (as calculated pursuant to requirements of the SEC). Such segregation will ensure that the Acquiring Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Acquiring Fund’s portfolio. Such segregation will not limit the Acquiring Fund’s exposure to loss.

Standby Commitment Agreements

     The Acquiring Fund may enter into standby commitment agreements. Such agreements commit the Acquiring Fund, for a stated period of time, to purchase a stated amount of a fixed income security that may be issued and sold to the Acquiring Fund at the option of the issuer. The price and coupon of the security is fixed at the time of the commitment. At the time of entering into the agreement the Acquiring Fund may be paid a commitment fee, regardless of whether or not the security ultimately is issued. The Acquiring Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which is considered advantageous to the Acquiring Fund. The Acquiring Fund at all times will segregate cash or other liquid instruments with a value equal to the purchase price of the securities underlying the commitment.

     No assurance can be given that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Acquiring Fund may bear the risk of decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security reasonably can be expected to be issued and the value of the security thereafter will be reflected in the calculation of the Acquiring Fund’s net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

     The Acquiring Fund may in the future employ new or additional investment strategies and instruments if those strategies and instruments are consistent with the Acquiring Fund’s investment objective and are permissible under applicable regulations governing the Acquiring Fund.

RISK FACTORS AND SPECIAL CONSIDERATIONS

     The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus and the preceding discussion of the Acquiring Fund’s investment objective, policies and techniques.

Net Asset Value; Interest Rate Sensitivity; Credit Quality; Other Market Conditions

Generally, when interest rates go up, the value of fixed income securities, such as preferred securities paying fixed dividend rates and debt securities, goes down. Because market interest rates are currently near their lowest levels in many years, there is a greater risk that interest rates may increase in the future and cause the value of

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the Acquiring Fund’s portfolio to decline. In addition, when market interest rates rise, not only may the Acquiring Fund’s investment portfolio decline in value, but the Acquiring Fund’s cost of leverage may increase. Therefore, the net asset value of a fund that invests in fixed income securities changes as interest rates fluctuate. During periods of declining interest rates, an issuer may exercise its option to redeem preferred securities or prepay principal of debt securities earlier than scheduled, forcing the Acquiring Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the duration and reduce the value of the security. A real or perceived decline in the credit quality or financial condition of issuers of securities in which the Acquiring Fund invests may result in the value of such securities held by the Acquiring Fund, the Acquiring Fund’s net asset value and, potentially, the market price of the Acquiring Fund’s common stock going down. A real or perceived serious deterioration in the credit quality or financial condition of an issuer could cause a permanent decrease in the Acquiring Fund’s net asset value. Furthermore, volatility in the capital markets and other adverse market conditions may result in a decrease in the value of the securities held by the Acquiring Fund. Any decrease in the market value of the securities held by the Acquiring Fund will result in a decrease in the Acquiring Fund’s net asset value and potentially the market price of the Acquiring Fund’s common stock.

Preferred Securities

     Although the Acquiring Fund has restructured its portfolio as of May 2, 2007, it may in the future have exposure to preferred securities, including potentially convertible preferred securities that may be converted into common stock or other securities of the same or a different issuer. To the extent the Acquiring Fund invests in preferred securities, those investments will be subject to the following special risks:

     Subordination. Investments in preferred securities entail a higher level of credit risk than more senior debt instruments, because preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments.

     Limited Voting Rights. Holders of preferred securities usually have no voting rights with respect to the issuing company, although certain types of preferred securities provide their holders with the right to elect directors if preferred dividends have been in arrears for a specified number of periods. When those voting rights apply, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

     Redemption Rights. Certain preferred securities may contain special redemption features that grant the issuer of the preferred securities a right to redeem the securities prior to a specified date. As with all call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Acquiring Fund.

     Deferral. Preferred securities also may include provisions that require or permit the issuer, at its discretion, to defer dividend distributions for a stated period or periods without any adverse consequences to the issuer. If the Acquiring Fund owns a preferred security that is deferring its dividend distributions, the Acquiring Fund may be required to report and possibly distribute income for U.S. federal income tax purposes although it has not yet received such income.

     Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks.

     Non-Cumulative Preferred Securities. Dividends on non-cumulative preferred securities do not accrue. Unlike cumulative preferred securities, if a dividend on a share of non-cumulative preferred stock is not paid on the dividend payment date, that dividend ordinarily will never be paid.

Debt Securities

     To the extent the Acquiring Fund invests in debt securities, those investments will involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the debt securities. Debt securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of fixed rate debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term fixed rate securities. In addition, debt securities are subject to call and redemption risk. This is the risk that an issuer may call a security for redemption before it matures. If

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this happens to a debt security in which the Acquiring Fund invests, the Acquiring Fund may lose income and may have to invest the proceeds in securities with lower yields.

Convertible Securities

     The preferred securities and debt securities in which the Acquiring Fund may invest may be convertible into the issuer’s or a related party’s common stock. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. As with all fixed income securities, the market values of the fixed rate convertible securities that the Acquiring Fund may invest in tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer’s capital structure and consequently may entail less risk than the issuer’s common stock.

High Yield Securities

     To the extent the Acquiring Fund invests in below investment grade, high yield securities, including high yield bonds (commonly referred to as “junk” bonds), corporate loans, convertible debt securities and preferred securities, those securities entail a higher level of credit risk (loss of income and/or principal) and a corresponding greater risk of loss than investments in investment grade securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to their capacity to pay interest and dividend income and repay principal. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer’s ability to service its debt obligations or make dividend payments may be adversely affected by business developments unique to the issuer, the issuer’s inability to meet specific projected business forecasts, or the inability of the issuer to obtain additional financing.

     Other than the distressed securities discussed below, the high yield securities in which the Acquiring Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, no assurance can be given that such events will not occur after the Acquiring Fund purchases a particular security, in which case the Acquiring Fund may experience losses and incur costs.

     High yield securities also tend to be more sensitive to economic conditions than investment grade securities. The financial condition of a high yield issuer is usually more susceptible to a general economic downturn or a sustained period of rising interest rates, and high yield issuers are more likely than investment grade issuers to become unable to make principal payments and interest or dividend payments during such time periods.

     Like investment grade fixed income securities, high yield securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the high yield market, which market may be less liquid than the market for investment grade fixed income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers and the spread between the bid and asked price is generally much larger than for investment grade securities. As a result, the Acquiring Fund may experience difficulty acquiring appropriate high yield securities for investment. Investments in high yield securities may, from time to time, and especially in declining markets, become illiquid, which might impede the Acquiring Fund’s ability to dispose of a particular security, or force the Acquiring Fund to sell a security at a price lower than if the market were more liquid. Prices realized upon such sales might be less than the prices used in calculating the Acquiring Fund’s net asset value. To the extent the Acquiring Fund invests in high yield securities, the combination of price volatility and the decreased liquidity of high yield securities may have an adverse effect on the Acquiring Fund’s investment performance.

     High yield securities tend to be more volatile than investment grade fixed income securities, so that adverse events may have a greater impact on the prices of high yield securities than on investment grade fixed income securities. To the extent the Acquiring Fund invests in high yield securities, factors adversely affecting the market value of such securities will adversely affect the Acquiring Fund’s net asset value.

SAI-12

     Adverse publicity and negative investor perceptions of the high yield market, which could last for an extended time period, also may reduce the value and liquidity of high yield securities. In addition, the Acquiring Fund may incur additional expenses if it is forced to seek recovery upon a default or restructuring of a portfolio holding.

     Junk bonds are often unsecured and subordinated to other creditors of the issuer. In addition, junk bonds may have call or redemption features that permit an issuer to repurchase the securities from the Acquiring Fund. If a call were exercised by an issuer during a period of declining interest rates, the Acquiring Fund would likely have to replace such called securities with lower yielding securities that would decrease the net investment income to the Acquiring Fund and dividends to stockholders.

Distressed Securities

     The Acquiring Fund may invest in Distressed Securities. An investment in Distressed Securities is speculative and involves significant risk in addition to the risks discussed above in connection with investments in high yield securities. Distressed Securities frequently do not produce income while they are outstanding. The Acquiring Fund may purchase Distressed Securities that are in default or the issuers of which are in bankruptcy. To the extent the Acquiring Fund invests in Distressed Securities, the Acquiring Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

Interest Rate Transactions

     The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transaction and that pertaining to the securities that are the subject of such transaction. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Acquiring Fund would diminish compared with what it would have been if these investment techniques were not used. In addition, interest rate transactions that may be entered into by the Acquiring Fund do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Acquiring Fund is contractually obligated to make. If the security underlying an interest rate swap is prepaid and the Acquiring Fund continues to be obligated to make payments to the other party to the swap, the Acquiring Fund would have to make such payments from another source. If the other party to an interest rate swap defaults, the Acquiring Fund’s risk of loss consists of the net amount of interest payments that the Acquiring Fund contractually is entitled to receive. In the case of a purchase by the Acquiring Fund of an interest rate cap or floor, the amount of loss is limited to the fee paid. Since interest rate transactions are individually negotiated, the Investment Adviser expects to achieve an acceptable degree of correlation between the Acquiring Fund’s rights to receive interest on securities and its rights and obligations to receive and pay interest pursuant to interest rate swaps.

Credit Default Swaps

     Swap agreements are types of derivatives. In order to seek to hedge the value of the Acquiring Fund’s portfolio or to increase the Acquiring Fund’s return, the Acquiring Fund may enter into credit default swap transactions. In addition to the risks applicable to swaps generally, credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). The Acquiring Fund is not required to enter into credit default transactions for hedging purposes or to increase its return and may choose not to do so.

Rating Agencies

     In the event the Acquiring Fund issues preferred stock, the Acquiring Fund may be subject to guidelines of one or more rating agencies that may issue ratings for such preferred stock. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act and may prohibit or limit the use by the Acquiring Fund of certain portfolio management techniques or investments. The Acquiring Fund does not expect these guidelines to prevent the Investment Adviser from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

SAI-13

DIRECTORS AND OFFICERS

   General

     The Board of Directors of each Fund currently consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “Independent Directors”). The Directors are responsible for the oversight of the operations of the Acquiring Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Directors and officers of the Acquiring Fund hold the same positions in each Target Fund.

     As a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, a consolidation of the Board of Directors of each Fund took place on November 1, 2007, in which certain prior Directors departed and certain Directors were added to the Board, resulting in a net increase in the size of each Fund’s Board of Directors.

     The Board of Directors of each Fund currently has five committees: an Executive Committee, an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

     The Executive Committee consists of Richard E. Cavanagh and Richard S. Davis and acts in accordance with the powers permitted to such a committee under the Articles of Incorporation and the By-Laws of each Fund. The Executive Committee, subject to each Fund’s Articles of Incorporation, By-Laws and applicable law, acts on behalf of the full Board of Directors of each Fund in the intervals between meetings of the Board.

     The Audit Committee consists of Kent Dixon, Frank J. Fabozzi, James T. Flynn, W. Carl Kester, Karen P. Robards and Robert S. Salomon, Jr. The Audit Committee acts according to the Audit Committee charter. Ms. Robards has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the Board of Directors of each Fund in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to, the integrity of each Fund’s financial statements; each Fund’s compliance with legal and regulatory requirements; the qualifications and independence of each Fund’s independent registered public accounting firm; the performance of each Fund’s internal audit function provided by the Investment Adviser and each Fund’s other service providers; and the preparation of the report required to be included in each Fund’s annual proxy statement by the rules of the Securities and Exchange Commission (the “SEC”). The Board of Directors of each Fund has determined that each member of Audit Committee is an audit committee financial expert and that each is independent for the purpose of the definition of audit committee financial expert as applicable to each Fund.

     The Governance and Nominating Committee consists of G. Nicholas Beckwith, III, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris and R. Glenn Hubbard. The Governance and Nominating Committee acts in accordance with the Governance and Nominating Committee charter. Mr. Hubbard has been appointed as Chair of the Governance and Nominating Committee. The Governance and Nominating Committee performs those functions enumerated in the Governance and Nominating Committee charter including, but not limited to, supporting the Independent Directors in acting independently of the Investment Adviser in pursuing the best interests of each Fund and its stockholders; identifying individuals qualified to serve as Independent Directors; advising the Board of Directors of each Fund with respect to board composition, procedures and committees (other than the Audit Committee); overseeing periodic self-assessments of the Board of Directors of each Fund and committees of the Board (other than the Audit Committee); monitoring corporate governance matters and making recommendations in respect thereof to the Board of Directors of each Fund; acting as administrative committee with respect to the Boards of Directors’ policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Directors; and reviewing and making recommendations in respect of Independent Director compensation.

     The Governance and Nominating Committee will consider Director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Governance and Nominating Committee will take into consideration the needs of the Board of Directors of each Fund and the qualifications of the candidate. The Governance and Nominating Committee may also take into consideration the number of shares of common stock held by the recommending stockholder and the length of time that such shares of common stock

SAI-14

have been held. To have a candidate considered by the Governance and Nominating Committee, a stockholder must submit the recommendation in writing and must include:

     • The name of the stockholder and evidence of the person’s ownership of shares of common stock of the respective Fund, including the number of shares of common stock owned and the length of time of ownership; and

     • The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the respective Fund and the person’s consent to be named as a Director if selected by the Governance and Nominating Committee and nominated by the Board.

     The stockholder recommendation and information described above must be sent to each Fund’s Secretary, c/o BlackRock, P.O. Box 4546, New York, NY 10163.

     The Compliance Committee consists of G. Nicholas Beckwith, III, Richard E. Cavanagh, Kathleen F. Feldstein, Jerrold B. Harris and R. Glenn Hubbard. The Compliance Committee acts according to the Compliance Committee charter. Ms. Feldstein has been appointed as Chair of the Compliance Committee. The Compliance Committee performs those functions enumerated in the Compliance Committee charter, including, but not limited to, supporting the independent trustees in acting independently of the Investment Adviser in pursuing the best interests of each Fund and its stockholders; receiving information on and, where appropriate, recommending policies concerning each Fund’s compliance with applicable law; providing assistance to the board of trustees in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving each Fund and Fund-related activities of the Investment Adviser and each Fund’s other service providers; and receiving reports from and making certain recommendations in respect of each Fund’s Chief Compliance Officer.

     The Performance Oversight Committee consists of G. Nicholas Beckwith, III, Richard E. Cavanagh, Kent Dixon, Frank J. Fabozzi, Kathleen F. Feldstein, James T. Flynn, Jerrold B. Harris, R. Glenn Hubbard, W. Carl Kester, Karen P. Robards and Robert S. Salomon, Jr. The Performance Oversight Committee acts in accordance with the Performance Oversight Committee charter. Mr. Fabozzi has been appointed as Chair of the Performance Oversight Committee. The Performance Oversight Committee performs those functions enumerated in the Performance Oversight Committee charter, including, but not limited to, supporting the Independent Directors in acting independently of the Investment Adviser in pursuing the best interests of each Fund and its stockholders; reviewing information on the investment objectives, policies and practices of each Fund; reviewing information from the Investment Adviser on the investment performance of each Fund; reviewing information and recommending to the Board of Directors of each Fund such action deemed appropriate concerning fair valuations and dividend declarations; and receiving information on: (a) appropriate benchmarks and competitive universes, (b) unusual or exceptional investment matters, (c) whether each Fund has complied with its investment policies and restrictions as reflected in its prospectus and Statement of Additional Information and (d) other matters bearing on each Fund’s investment results.

     During the Funds’ last fiscal year and with respect to each Fund, the Executive Committee held no meetings, the Audit Committee held six meetings, the Governance and Nominating Committee held two meetings, the Compliance Committee held one meeting and the Performance Oversight Committee held one meeting.

SAI-15

   Biographical Information

     Certain biographical and other information relating to the Directors and officers of the Funds is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the complex of funds advised by the Investment Adviser or its affiliates (“BlackRock-Advised Funds”) and any public directorships. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

Name, Address and Year of Birth	Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Independent Directors

G. Nicholas	Director	2007 to	Chairman and Chief Executive Officer,	112 Funds	None
Beckwith, III		present	Arch Street Management, LLC	109 Portfolios
40 East 52nd			(Beckwith Family Foundation) and
Street			various Beckwith property companies
New York,			since 2005; Chairman of the Board of
NY 10022			Directors, University of Pittsburgh
Medical Center since 2002; Board of
1945			Directors, Shady Side Hospital
Foundation since 1977; Board of
Directors, Beckwith Institute for
Innovation In Patient Care since 1991;
Member, Advisory Council on Biology
and Medicine, Brown University since
2002; Trustee, Claude Worthington
Benedum Foundation (charitable
foundation) since 1989; Board of
Trustees, Chatham College since 1981;
Board of Trustees, University of
Pittsburgh since 2002; Emeritus
Trustee, Shady Side Academy since
1977; Formerly Chairman and Manager,
Penn West Industrial Trucks LLC
(sales, rental and servicing of material
handling equipment) from 2005 to
2007; Formerly Chairman, President
and Chief Executive Officer, Beckwith
Machinery Company (sales, rental and
servicing of construction and
equipment) from 1985 to 2005;
Formerly Board of Directors, National
Retail Properties (REIT) from 2006 to 2007.

Richard E.	Director	2007 to	Trustee, Aircraft Finance Trust since	113 Funds	Arch
Cavanagh	and	present	1999; Director, The Guardian Life	110 Portfolios	Chemical
40 East 52nd	Chairman		Insurance Company of America since		(chemicals
Street	of the		1998; Chairman and Trustee,		and allied
New York,	Board of		Educational Testing Service since 1997;		products)
NY 10022	Directors		Director, The Fremont Group since
1996 and formerly President and Chief
1946			Executive Officer of The Conference
Board, Inc. (global business research
organization) from 1995 to 2007.

Kent Dixon	Director	2007 to	Consultant/Investor since 1988.	113 Funds	None
40 East 52nd	and	present		110 Portfolios
Street	Member of
New York,	the Audit
NY 10022	Committee

1937

SAI-16

Name, Address and Year of Birth	Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

Frank J.	Director	2007 to	Consultant/Editor of The Journal of	113 Funds	None
Fabozzi	and	present	Portfolio Management since 2006;	110 Portfolios
40 East 52nd	Member of		Professor in the Practice of Finance and
Street	the Audit		Becton Fellow, Yale University, School
New York,	Committee		of Management, since 2006; Formerly
NY 10022			Adjunct Professor of Finance and
Becton Fellow, Yale University from
1948			1994 to 2006.

Kathleen F.	Director	2007 to	President of Economics Studies, Inc.	113 Funds	The
Feldstein		present	(private economic consulting firm)	110 Portfolios	McClatchy
40 East 52nd			since 1987; Chair, Board of Trustees,		Company
Street			McLean Hospital since 2000; Member		(publishing)
New York,			of the Board of Partners Community
NY 10022			Healthcare, Inc. since 2005; Member of
the Corporation of Partners HealthCare
1941			since 1995; Member of the Corporation
of Sherrill House (healthcare) since
1990; Trustee, Museum of Fine Arts,
Boston since 1992; Member of the
Visiting Committee to the Harvard
University Art Museum since 2003;
Trustee, The Committee for Economic
Development (research organization)
since 1990; Member of the Advisory
Board to the International School of
Business, Brandeis University since
2002; Formerly Director of Bell South
(communications) from 1998 to 2006;
Formerly Director of Ionics (water
purification) from 1992 to 2005;
Formerly Director of John Hancock
Financial Services from 1994 to 2003;
Formerly Director of Knight Ridder
(media) from 1998 to 2006.

James T.	Director	2004 to	Formerly Chief Financial Officer of JP	112 Funds	None
Flynn	and	present	Morgan & Co., Inc. from 1990 to 1995.	109 Portfolios
40 East 52nd	Member of
Street	the Audit
New York,	Committee
NY 10022

1939

Jerrold B.	Director	2007 to	Trustee, Ursinus College since 2000;	112 Funds	BlackRock
Harris		present	Director, Troemner LLC (scientific	109 Portfolios	Kelso
40 East 52nd			equipment) since 2000.		Capital
Street					Corp.
New York,
NY 10022

1942

R. Glenn	Director	2007 to	Dean of Columbia Business School	113 Funds	ADP (data
Hubbard		present	since 2004; Columbia faculty member	110 Portfolios	and
40 East 52nd			since 1988; Formerly Co-Director of		information
Street			Columbia Business School’s		services),
New York,			Entrepreneurship Program from 1997 to		KKR
NY 10022			2004; Visiting Professor at the John F.		Financial
			Kennedy School of Government at		Corporation
1958			Harvard University and the Harvard		(finance),
			Business School since 1985 and at the		Duke Realty
			University of Chicago since 1994;		(real estate),
			Formerly Chairman of the U.S. Council		Metropolitan
			of Economic Advisers under the		Life Insurance
			President of the United States from		Company
			2001 to 2003.		(insurance),
Information
Services Group
(media/technology)

SAI-17

Name, Address and Year of Birth	Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships

W. Carl	Director	2004 to	Mizuho Financial Group Professor of	112 Funds	None
Kester	and	present	Finance, Harvard Business School.	109 Portfolios
40 East 52nd	Member of		Deputy Dean for Academic Affairs
Street	the Audit		since 2006; Unit Head, Finance,
New York,	Committee		Harvard Business School, from 2005 to
NY 10022			2006; Senior Associate Dean and
Chairman of the MBA Program of
1951			Harvard Business School, from 1999 to
2005; Member of the faculty of Harvard
Business School since 1981;
Independent Consultant since 1978.

Karen P.	Director	2004 to	Partner of Robards & Company, LLC,	112 Funds	AtriCure,
Robards	and	present	(financial advisory firm) since 1987;	109 Portfolios	Inc. (medical
40 East 52nd	Chairperson		Co-founder and Director of the Cooke		devices);
Street	of the Audit		Center for Learning and Development,		Care
New York,	Committee		(a not-for-profit organization) since		Investment
NY 10022			1987; Formerly Director of Enable		Trust, Inc.
			Medical Corp. from 1996 to 2005;		(healthcare
1950			Formerly an investment banker at		REIT)
Morgan Stanley from 1976 to 1987.

Robert S.	Director	2007 to	Formerly Principal of STI Management	112 Funds	None
Salomon, Jr.	and	present	(investment adviser) from 1994 to 2005.	109 Portfolios
40 East 52nd	Member of
Street	the Audit
New York,	Committee
NY 10022

1936

Interested Directors*

Richard S.	Director	2007 to	Managing Director, BlackRock, Inc.	185 Funds	None
Davis		present	since 2005; Formerly Chief Executive	292 Portfolios
40 East 52nd			Officer, State Street Research &
Street			Management Company from 2000 to
New York,			2005; Formerly Chairman of the Board
NY 10022			of Trustees, State Street Research
Mutual Funds from 2000 to 2005;
1945			Formerly Chairman, SSR Realty from
2000 to 2004.

Henry	Director	2007 to	Consultant, BlackRock, Inc. since 2007;	184 Funds	None
Gabbay		present	Formerly Managing Director,	291 Portfolios
40 East 52nd			BlackRock, Inc. from 1989 to 2007;
Street			Formerly Chief Administrative Officer,
New York,			BlackRock Advisors, LLC from 1998 to
NY 10022			2007; Formerly President of BlackRock
Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007;
Formerly Treasurer of certain closed-
end funds in the BlackRock fund
complex from 1989 to 2006.

*	Messrs. Davis and Gabbay are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates.

SAI-18

Name, Address and Year of Birth	Position with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers*

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present

Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of MLIM and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present

Managing Director of BlackRock, Inc. since 2000 and First Vice President and Chief Operating Officer of Mergers and Acquisitions Group from 1997 to 2000; First Vice President and Chief Operating Officer of Public Finance Group thereof from 1995 to 1997; First Vice President of Emerging Markets Fixed Income Research of Merrill Lynch & Co., Inc. from 1994 to 1995.

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer and Anti-Money Laundering Officer	2007 to present

Chief Compliance Officer of the BlackRock-Advised Funds since 2007; Anti-Money Laundering Officer of the Funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Senior Counsel of The PNC Bank Corp. from 1995 to 1998.

Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.

* Officers of the Fund serve at the pleasure of the Board of Directors.

SAI-19

  Share Ownership

     Information relating to each Director’s share ownership in each Fund and in the BlackRock-Advised Funds that are overseen by the respective Director (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below:

Aggregate Dollar
	Aggregate Dollar	Aggregate Dollar	Aggregate Dollar	Range of Equity
	Range of Equity	Range of Equity	Range of Equity	Securities in
Name of Director	Securities in EEF	Securities in ECV	Securities in CII	Supervised Funds

Independent Directors
G. Nicholas Beckwith, III	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Richard E. Cavanagh	$1-$10,000	$1-$10,000	$1-$10,000	Over $100,000
Kent Dixon	None	None	None	Over $100,000
Frank J. Fabozzi	None	None	None	$50,001-$100,000
Kathleen F. Feldstein	None	None	None	$10,001-$50,000
James T. Flynn	None	None	None	Over $100,000
Jerrold B. Harris	None	None	None	None
R. Glenn Hubbard	None	None	None	$50,001-$100,000
W. Carl Kester	$1-$10,000	$1-$10,000	$10,001-$50,000	Over $100,000
Karen P. Robards	$10,001-$50,000	None	$10,001-$50,000	$50,001-$100,000
Robert S. Salomon, Jr.	None	None	None	None
Interested Directors
Richard S. Davis	None	None	None	Over $100,000
Henry Gabbay	None	None	None	Over $100,000

     As of May 29, 2008, the officers and Directors as a group owned an aggregate of less than 1% of the outstanding shares of any Supervised Fund. As of December 31, 2007, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of affiliates of the Investment Adviser.

  Compensation of Directors

     The Supervised Funds, including each Fund, shall pay each Director who is an Independent Director, a pro rata portion (based on relative net assets), an annual retainer of $250,000 per annum for his or her services as Director of the Supervised Funds, including each Fund, and the Supervised Funds shall pay (on a pro rata basis) each Independent Director a $10,000 per day board meeting fee for attending special unscheduled meetings or meetings in excess of six Board meetings (whether telephonic or in person) held in a calendar year, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. The Supervised Funds shall pay (on a pro rata basis) each Audit Committee Member, as compensation, an additional annual retainer of $25,000. In addition, the Supervised Funds shall pay (on a pro rata basis) the Chairman and Vice-Chairperson of the Board of Directors, as compensation, an additional annual retainer of $120,000 and $40,000, respectively. The Supervised Funds shall pay (on a pro rata basis) the Chairperson of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee, as compensation, an additional annual retainer of $35,000, $20,000, $10,000, and $20,000, respectively. The following table sets forth the compensation earned by the Independent Directors for the fiscal year ended December 31, 2007, and the aggregate compensation paid to them by all BlackRock-Advised Funds for the calendar year ended December 31, 2007.

SAI-20

Total
Compensation
from the Fund
	Aggregate	Aggregate	Aggregate	and other
	Compensation	Compensation	Compensation	BlackRock-
	From	From	From	Advised Funds
Name of Director	EEF(a)(b)	ECV(a)(b)	CII(a)(b)	(c)

Independent Directors
G. Nicholas Beckwith, III	$ 459	$ 388	$ 325	$ 119,817
Richard E. Cavanagh	$ 680	$ 574	$ 481	$ 390,280
Kent Dixon	$ 505	$ 427	$ 357	$ 299,365
Frank J. Fabozzi	$ 542	$ 458	$ 383	$ 302,699
Kathleen F. Feldstein	$ 496	$ 419	$ 351	$ 251,005
James T. Flynn	$ 6,766	$ 5,817	$ 5,270	$ 175,894
Jerrold B. Harris	$ 459	$ 388	$ 325	$ 123,567
R. Glenn Hubbard	$ 478	$ 403	$ 338	$ 249,338
W. Carl Kester	$ 6,766	$ 5,817	$ 5,270	$ 175,894
Karen P. Robards	$ 8,227	$ 7,014	$ 6,315	$ 221,763
Robert S. Salomon, Jr.	$ 505	$ 427	$ 357	$ 245,969

(a)	With the exception of Mr. Flynn, Mr. Kester and Ms. Robards, each of the Independent Directors assumed office on November 1, 2007. For the number of BlackRock-Advised Funds for which each Director received compensation, see “Directors and Officers—Biographical Information.”

(b)	For the fiscal year ended December 31, 2007, EEF, ECV and CII each paid aggregate compensation of $31,975, $27,292 and $24,421, respectively, to all Independent Directors then holding such office.

(c)	Represents the aggregate compensation earned by such persons during the calendar year ended December 31, 2007. Of this amount, Mr. Cavanagh, Mr. Dixon, Mr. Fabozzi, Ms. Feldstein and Mr. Hubbard, deferred $50,000, $50,000, $50,000, $30,000, $193,502 respectively, pursuant to the BlackRock-Advised Funds’ deferred compensation plan.

     Brian Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of EEF, ECV and CII on November 1, 2007. From November 1, 2007 through December 31, 2007, Mr. Kindelan received $167, $137 and $5 from EEF, ECV and CII, respectively.

INVESTMENT MANAGEMENT AGREEMENTS

  Investment Management Agreement

     The investment management agreement between each Fund and the Investment Adviser were approved by the Funds’ Boards of Directors, including a majority of the Independent Directors. The agreements provide for the Acquiring Fund and the Target Funds to pay a management fee at an annual rate equal to 0.85% and 1.00%, respectively, of an aggregate of (i) the average daily value of each Fund’s Net Assets, and (ii) the proceeds of any outstanding debt securities or borrowings used for leverage. “Net Assets” means the total assets of a Fund minus the sum of (i) the accrued liabilities of the Fund, (ii) any accrued and unpaid interest on outstanding borrowings and (iii) accumulated dividends on shares of outstanding preferred stock. For purposes of each of these calculations, average daily value of a Fund’s Net Assets is determined at the end of each month on the basis of the average Net Assets of the Fund for each day during the month. It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) is not considered a liability in determining a Fund’s net asset value.

     The investment management agreements continued in effect for a period of two years from their effective date, and if not sooner terminated, continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund’s Board of Directors or the vote of a majority of the securities of each Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund (upon the vote of a majority of each Fund’s Board of Directors or a majority of the outstanding voting securities of each Fund) or by the Investment Adviser, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

     The investment management agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to a Fund or

SAI-21

any of such Fund’s stockholders for any act or omission by the Investment Adviser in the supervision or management of its respective investment activities or for any loss sustained by a Fund or such Fund’s stockholders and provide for indemnification by each Fund of the Investment Adviser, its directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

     The Investment Adviser will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to each Fund. However, the services of the Investment Adviser are not exclusive, and the Investment Adviser provides similar services to other investment companies and other clients and may engage in other activities.

  Sub-Investment Advisory Agreements

     Pursuant to the sub-investment advisory agreements between the Investment Adviser and BlackRock Financial Management, Inc. (“BFM”), and between the Investment Adviser and BlackRock Investment Management, LLC (“BIM”), the Investment Adviser, on behalf of CII, pays each of BFM and BIM a portion of the monthly advisory fee received by the Investment Adviser from CII. BFM and BIM have the same principal business address as the Investment Adviser.

     Pursuant to the sub-investment advisory agreements between the Investment Adviser and BIM, the Investment Adviser, on behalf of each of EEF and ECV, pays BIM a portion of the monthly advisory fee received by the Investment Adviser from each Target Fund.

     As of the date of the Joint Proxy Statement/Prospectus, BFM and BIM have voluntarily waived all prior monthly fees to be paid by the Investment Adviser with respect to all the Funds. BFM and BIM may choose not to continue to waive such fees in the future, irrespective of the Reorganizations.

     The sub-investment advisory agreements continued in effect for a period of two years from their effective dates, and if not sooner terminated, will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of each Fund’s Board of Directors or the vote of a majority of the outstanding voting securities of each Fund at the time outstanding and entitled to vote (as defined in the 1940 Act) and (2) by the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval. The agreements may be terminated at any time, without the payment of any penalty, by each Fund or the Investment Adviser (upon the vote of a majority of each Fund’s Board of Directors or a majority of the outstanding voting securities of each Fund) or by a sub-adviser, upon 60 days’ written notice by any party to the other, which notice can be waived by the non-terminating party. The agreements will terminate automatically in the event of their assignment (as such term is defined in the 1940 Act and the rules thereunder).

     The sub-investment advisory agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the sub-advisers are not liable to a Fund or any of a Fund’s stockholders for any act or omission by a sub-adviser in the supervision or management of its respective investment activities or for any loss sustained by a Fund or a Fund’s stockholders and provides for indemnification by each Fund of the sub-advisers, their directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to each Fund, subject to certain limitations and conditions.

     The sub-advisers will devote such time and effort to the business of each Fund as is reasonably necessary to perform their duties to each Fund. However, the services of the sub-advisers are not exclusive, and the sub-advisers provide similar services to other investment companies and other clients and may engage in other activities.

SAI-22

     The tables below set forth information about the total advisory fees paid by the Funds to the Investment Adviser and to FAM, the Funds’ previous manager, and paid to the sub-advisers for the periods indicated:

  Advisory Fees

Fiscal Year Ended December 31,	CII	EEF		ECV

2007
Paid to the Investment Adviser	$ 2,724,358	$ 3,958,902		$ 3,257,277

2006
Paid to FAM (a)	$ 2,379,817	$ 2,913,177		$ 2,418,124
Paid to the Investment Adviser (b)	$ 817,400	$ 987,422		$ 818,837

2005
Paid to FAM	$ 3,143,740	$ 2,569,736	(c)	$ 1,656,716	(d)

(a)	For the period January 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to December 31, 2006.
(c)	For the period May 6, 2005 (commencement of operations) to December 31, 2005.
(d)	For the period June 30, 2005 (commencement of operations) to December 31, 2005.

OTHER AGREEMENTS

  Administrative Services Agreement

     Certain administrative services, which may include accounting services, are provided to the Funds by State Street Bank and Trust Company (“State Street”) pursuant to agreements between State Street and the Funds. The Funds will pay the costs of these services. In addition, the Funds will reimburse the Investment Adviser for certain additional accounting services.

     The table below shows the amounts paid by the Funds to State Street, the Manager and to FAM, the Funds’ previous manager, for such services for the periods indicated:

Fiscal Year Ended December 31,	CII	EEF		ECV

2007
Paid to State Street	$ 120,830	$ 109,615		$ 93,124
Paid to the Investment Adviser	$ 5,258	$ 7,258		$ 6,028

2006
Paid to State Street	$ 124,681	$ 119,786		$ 103,106
Paid to FAM (a)	$ 4,437	$ 6,532		$ 5,412
Paid to the Investment Adviser (b)	$ 1,299	$ 1,863		$ 1,515

2005
Paid to State Street	$ 104,074	$ 79,946	(c)	$ 52,788	(d)
Paid to FAM	$ 6,215	$ 6,421	(c)	$ 4,258	(d)

(a)	For the period January 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to December 31, 2006.
(c)	For the period May 6, 2005 (commencement of operations) to December 31, 2005.
(d)	For the period June 30, 2005 (commencement of operations) to December 31, 2005.

SAI-23

FUND MANAGEMENT

Other Accounts Managed by the Portfolio Managers

     For CII, as of December 31, 2007:

				Number of Other Accounts and Assets for
	Number of Other Accounts Managed and Assets by			Which Advisory Fee is Performance-
		Account Type		Based

	Other			Other	Other
	Registered	Other Pooled		Registered	Pooled
Name of Portfolio	Investment	Investment		Investment	Investment	Other
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Accounts

Kevin Rendino	9	5	0	0	0	0
	$12,949,120,097	$2,489,776,810	$0	$0	$0	$0

Robert Martorelli	9	5	0	0	0	0
	$12,949,120,097	$2,489,776,810	$0	$0	$0	$0

Jonathan A. Clark	9	5	0	0	0	0
	$3,174,407,343	$1,243,653,307	$0	$0	$0	$0

     For EEF, as of December 31, 2007:

				Number of Other Accounts and Assets for
	Number of Other Accounts Managed and Assets by			Which Advisory Fee is Performance-
		Account Type		Based

	Other			Other	Other
	Registered	Other Pooled		Registered	Pooled
Name of Portfolio	Investment	Investment		Investment	Investment	Other
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Accounts

Jonathan A. Clark	9	5	0	0	0	0
	$3,059,658,854	$1,243,653,307	$0	$0	$0	$0

Debra Jelilian	25	18	22	0	0	1
	$24,410,140,770	$10,597,337,547	$35,513,726,340	$0	$0	$3,563,742,267

     For ECV, as of December 31, 2007:

				Number of Other Accounts and Assets for
	Number of Other Accounts Managed and Assets by			Which Advisory Fee is Performance-
		Account Type		Based

	Other			Other	Other
	Registered	Other Pooled		Registered	Pooled
Name of Portfolio	Investment	Investment		Investment	Investment	Other
Manager	Companies	Vehicles	Other Accounts	Companies	Vehicles	Accounts

Jonathan A. Clark	9	5	0	0	0	0
	$3,128,621,941	$1,243,653,307	$0	$0	$0	$0

Debra Jelilian	25	18	22	0	0	1
	$24,479,103,857	$10,597,337,547	$35,513,726,340	$0	$0	$3,563,742,267

  Portfolio Manager Potential Conflicts of Interest

     BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Funds. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Funds. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Funds by BlackRock with respect to the same securities.

SAI-24

Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Ms. Jelilian currently manages certain accounts that are subject to performance fees. In addition, certain portfolio managers may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

     As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation Overview

     BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.

     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.

     Discretionary Incentive Compensation for Messrs. Rendino and Martorelli. Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of a Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to Messrs. Rendino and Martorelli, such benchmarks for the equity component of CII include the Lipper Large Cap Value Funds classification.

     Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

     Discretionary Incentive Compensation for Mr. Clark and Ms. Jelilian. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the

SAI-25

overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of a Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Applicable Benchmarks

Jonathan Clark	A combination of market-based indices (e.g., The S&P 500 Index), certain customized indices and certain fund industry peer groups
Debbie Jelilian	S&P 500 Index

     BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on a pre-tax basis over various time periods including 1-, 3- and 5-year periods, as applicable.

     Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock, Inc.’s ability to sustain and improve its performance over future periods.

     Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.

     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other proprietary mutual funds. Each portfolio manager has participated in the deferred compensation program.

     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (“RSP”), and the BlackRock Employee Stock Purchase Plan (“ESPP”). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Securities Ownership of Portfolio Managers

     As of each Fund’s fiscal year end, none of the portfolio managers owned equity securities in any of the Funds.

SAI-26

Portfolio Transactions and Brokerage Allocation

     The Investment Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Funds will generally purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Funds may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a markup to the dealer. Securities purchased in underwritten offerings generally include in the price a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Funds may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     Payments of commissions to brokers who are affiliated persons of the Funds (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

     The Investment Adviser and sub-investment advisers may, consistent with the interests of the Funds, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and the Investment Adviser’s or sub-investment adviser’s other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Investment Adviser’s or sub-investment advisers, investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Investment Adviser or sub-investment advisers in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Investment Adviser and sub-investment advisers under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Investment Adviser or sub-investment advisers determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Investment Adviser or sub-investment advisers and its other clients and that the total commissions paid by the Funds will be reasonable in relation to the benefits to the Funds over the long-term. The advisory fees that the Funds pay to the Investment Adviser will not be reduced as a consequence of the Investment Adviser’s or sub-investment advisers receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Investment Adviser or sub-investment advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Investment Adviser and sub-investment advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the Investment Adviser or sub-investment advisers, the Investment Adviser would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

     One or more of the other investment companies or accounts that the Investment Adviser and/or the sub-investment advisers manage may own from time to time some of the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis, usually on a pro rata basis, by the Investment Adviser and/or the sub-investment advisers in their discretion in accordance with the accounts’ various investment objectives. Such allocations are based upon the written procedures of the Investment Adviser and/or sub-investment advisers, which have been reviewed and approved by the Board of Directors. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution for the Funds. It is the opinion of the Funds’ Board of Directors that this advantage, when combined with the other benefits available due to the Investment Adviser’s or the sub-investment adviser’s organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

SAI-27

     The Investment Adviser and its affiliates manage investments for clients from offices located around the world. As a result, purchases and sales of securities may be executed through different trading desks or on different exchanges or markets throughout the day, resulting in transactions in the same security being effected at different prices over a 24-hour period.

     It is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. However, the annual portfolio turnover rate of the Funds may be greater than 100%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Funds’ costs, including brokerage commissions, dealer markups and other transaction costs on the sale of securities and on the reinvestment in other securities.

     Information about the brokerage commissions paid by the Funds, including commissions paid to Affiliates, is set forth in the following table:

	Aggregate Brokerage Commissions Paid					Commissions Paid to Affiliates

Fiscal Year Ended December 31,	CII	EEF		ECV		CII	EEF		ECV

2007	$ 457,760	$ 371,586		$ 338,124		$ 43,108	$ 14,127		$ 16,900
2006	$ 302,951	$ 523,684		$ 525,754		$ 54,920	$ 5,914		$ 14,577
2005	$ 428,774	$ 468,321	(a)	$ 386,531	(b)	$ 53,061	$ 3,546	(a)	$ 5,906	(b)

(a)	For the period May 6, 2005 (commencement of operations) to December 31, 2005.
(b)	For the period June 30, 2005 (commencement of operations) to December 31, 2005.

     The Funds have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), a wholly-owned subsidiary of Merrill Lynch & Co., Inc., or its affiliates. Pursuant to that order, each Fund has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Funds, invest cash collateral received by the Funds for such loans, among other things, in a private investment company managed by the Investment Adviser or in registered money market funds advised by the Investment Adviser or its affiliates.

     Set forth are the securities lending agent fees paid by the Funds to the lending agent for the periods indicated:

	Security Lending Agent Fees

Fiscal Year Ended December 31,	CII	EEF		ECV

2007	$0	$ 4,754		$ 0
2006	$0	$ 58		$ 0
2005	$0	$ 984	(a)	$ 0	(b)

(a)	For the period May 6, 2005 (commencement of operations) to December 31, 2005.
(b)	For the period June 30, 2005 (commencement of operations) to December 31, 2005.

OTHER INFORMATION

  Custody of Assets

     All securities owned by the Target Funds and the Acquiring Fund and all cash, including proceeds from the sale of securities in each Fund’s investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, for the Target Funds, and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109-3661, for the Acquiring Fund, as custodian. The custodian performs custodial, fund accounting and portfolio accounting services.

  Transfer Agent, Dividend Disbursing Agent and Registrar

     The Bank of New York Mellon serves as each Fund’s transfer agent with respect to the Funds’ shares of common stock.

SAI-28

  Code of Ethics

     The Acquiring Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Acquiring Fund. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

  Proxy Voting Policy

     The Board of Directors of the Acquiring Fund has delegated the voting of proxies for the Acquiring Fund securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Acquiring Fund securities in the best interests of the Acquiring Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Acquiring Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Acquiring Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict, if the matter to be voted on represents a material, non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Acquiring Fund’s Proxy Voting Policy and Procedures are included as Appendix C to this Reorganization Statement of Additional Information. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board of Directors has engaged Deloitte & Touche LLP, to be each Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

     Incorporated herein by reference are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2007, (ii) the audited financial statements of EEF for the fiscal year ended December 31, 2007 and (iii) the audited financial statements of ECV for the fiscal year ended December 31, 2007.

SAI-29

PRO FORMA FINANCIAL STATEMENTS

     Set forth hereto are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganizations which include: (i) Pro Forma Condensed Combined Schedule of Investments at December 31, 2007, (ii) Pro Forma Condensed Combined Statements of Assets and Liabilities at December 31, 2007, (iii) Pro Forma Condensed Combined Statement of Operations for the twelve months ended December 31, 2007 and (iv) Notes to Pro Forma Condensed Combined Financial Statements.

     The following presents the pro forma financial statements for the combination of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”) and BlackRock Enhanced Capital and Income Fund, Inc. (“CII”). The statements are presented as of December 31, 2007, the most recent interim period for which financial information is currently available.

     The unaudited Pro Forma Condensed Combined Schedule of Investments and Pro Forma Condensed Combined Statement of Assets and Liabilities reflect the financial position as if the transactions occurred on December 31, 2007. The Pro Forma Condensed Combined Statement of Operations reflects the operations for the 12 months ended December 31, 2007 as if the reorganizations (each, a “Reorganization” and, collectively, the “Reorganizations”) of EEF and ECV into CII had taken place on January 1, 2007. The pro forma statements give effect to the proposed exchange of CII shares for the assets and liabilities of EEF and ECV, with CII being the surviving entity. The proposed transactions will be accounted for as tax-free reorganizations in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that CII will sell any securities of EEF and ECV acquired in the reorganizations other than in the ordinary course of business.

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

Aerospace Defense — 2.5%
General Dynamics Corp.	—	7,100	—	7,100	$ —	$ 631,829	$ —	$ 631,829
Honeywell International, Inc.	47,200	9,400	—	56,600	2,906,104	578,758	—	3,484,862
L-3 Communications Holdings, Inc.	—	4,000	3,900	7,900	—	423,760	413,166	836,926
Lockheed Martin Corp.	33,500	19,600	700	53,800	3,526,210	2,063,096	73,682	5,662,988
Northrop Grumman Corp.	46,800	29,700	20,600	97,100	3,680,352	2,335,608	1,619,984	7,635,944
Precision Castparts Corp.	—	—	2,700	2,700	—	—	374,490	374,490
Raytheon Co.	80,600	—	—	80,600	4,892,420	—	—	4,892,420

					15,005,086	6,033,051	2,481,322	23,519,459

Air Freight & Logistics — 0.7%
FedEx Corp.	—	—	3,600	3,600	—	—	321,012	321,012
United Parcel Service, Inc. Class B	—	59,600	34,900	94,500	—	4,214,912	2,468,128	6,683,040

					—	4,214,912	2,789,140	7,004,052

Auto Components — 0.1%
Johnson Controls, Inc.	—	16,800	10,300	27,100	—	605,472	371,212	976,684

Automobiles — 0.7%
Ford Motor Co. (d)	—	—	23,900	23,900	—	—	160,847	160,847
General Motors Corp.	—	91,500	11,800	103,300	—	2,277,435	293,702	2,571,137
Harley-Davidson, Inc.	5,600	—	3,400	9,000	261,576	—	158,814	420,390
Honda Motor Co., Ltd. (a)	89,100	—	—	89,100	2,952,774	—	—	2,952,774

					3,214,350	2,277,435	613,363	6,105,148

Beverages — 1.4%
Anheuser-Busch Cos., Inc.	—	21,800	—	21,800	—	1,141,012	—	1,141,012
The Coca-Cola Co.	—	92,300	46,300	138,600	—	5,664,451	2,841,431	8,505,882
PepsiCo, Inc.	—	25,600	21,700	47,300	—	1,943,040	1,647,030	3,590,070

					—	8,748,503	4,488,461	13,236,964

Biotechnology — 1.7%
Amgen, Inc. (d)	—	51,500	40,700	92,200	—	2,391,660	1,890,108	4,281,768
Biogen Idec, Inc. (d)	—	11,600	—	11,600	—	660,272	—	660,272
Celgene Corp. (d)	—	11,000	30,000	41,000	—	508,310	1,386,300	1,894,610
Genzyme Corp. (d)	—	8,600	32,900	41,500	—	640,184	2,449,076	3,089,260
Gilead Sciences, Inc. (d)	—	40,000	86,600	126,600	—	1,840,400	3,984,466	5,824,866

					—	6,040,826	9,709,950	15,750,776

Building Products — 0.0%
Masco Corp.	—	—	16,500	16,500	—	—	356,565	356,565

Capital Markets — 2.9%
American Capital Strategies Ltd.	—	72,200	7,500	79,700	—	2,379,712	247,200	2,626,912
The Bank of New York Mellon Corp.	128,025	—	—	128,025	6,242,499	—	—	6,242,499
The Charles Schwab Corp.	—	—	16,500	16,500	—	—	421,575	421,575
Franklin Resources, Inc.	—	—	2,800	2,800	—	—	320,404	320,404
The Goldman Sachs Group, Inc.	—	20,700	13,300	34,000	—	4,451,535	2,860,165	7,311,700
Legg Mason, Inc.	—	—	22,900	22,900	—	—	1,675,135	1,675,135
Lehman Brothers Holdings, Inc.	—	27,300	—	27,300	—	1,786,512	—	1,786,512
Morgan Stanley	92,100	18,600	14,000	124,700	4,891,431	987,846	743,540	6,622,817

					11,133,930	9,605,605	6,268,019	27,007,554

Chemicals — 1.4%
Air Products & Chemicals, Inc.	—	6,300	—	6,300	—	621,369	—	621,369
The Dow Chemical Co.	—	48,300	43,500	91,800	—	1,903,986	1,714,770	3,618,756
E.I. du Pont de Nemours & Co.	91,000	47,600	26,500	165,100	4,012,190	2,098,684	1,168,385	7,279,259
Eastman Chemical Co.	—	—	12,400	12,400	—	—	757,516	757,516
PPG Industries, Inc.	—	18,000	—	18,000	—	1,264,140	—	1,264,140

					4,012,190	5,888,179	3,640,671	13,541,040

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (continued)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

Commercial Banks — 2.3%
BB&T Corp.	—	15,400	23,300	38,700	$ —	$ 472,318	$ 714,611	$ 1,186,929
Comerica, Inc.	—	17,700	8,000	25,700	—	770,481	348,240	1,118,721
KeyCorp	—	11,100	6,700	17,800	—	260,295	157,115	417,410
National City Corp.	—	16,300	13,600	29,900	—	268,298	223,856	492,154
Regions Financial Corp.	—	124,900	—	124,900	—	2,953,885	—	2,953,885
U.S. Bancorp	—	134,900	69,300	204,200	—	4,281,726	2,199,582	6,481,308
Wachovia Corp.	—	54,200	35,700	89,900	—	2,061,226	1,357,671	3,418,897
Wells Fargo & Co.	75,900	60,700	57,100	193,700	2,291,421	1,832,533	1,723,849	5,847,803

					2,291,421	12,900,762	6,724,924	21,917,107

Commercial Services & Supplies — 0.2%
Monster Worldwide, Inc. (d)	—	6,400	—	6,400	—	207,360	—	207,360
Pitney Bowes, Inc.	—	—	28,700	28,700	—	—	1,091,748	1,091,748
R.R. Donnelley & Sons Co.	—	—	19,500	19,500	—	—	735,930	735,930

					—	207,360	1,827,678	2,035,038

Communications Equipment — 3.2%
Alcatel-Lucent SA (a)	329,300	—	—	329,300	2,410,476	—	—	2,410,476
Ciena Corp. (d)	—	15,971	18,371	34,342	—	544,771	626,635	1,171,406
Cisco Systems, Inc. (d)	—	142,600	185,600	328,200	—	3,860,182	5,024,192	8,884,374
Corning, Inc.	—	52,100	48,900	101,000	—	1,249,879	1,173,111	2,422,990
Juniper Networks, Inc. (d)	—	—	43,900	43,900	—	—	1,457,480	1,457,480
Motorola, Inc.	—	132,500	—	132,500	—	2,125,300	—	2,125,300
QUALCOMM, Inc.	—	103,300	117,100	220,400	—	4,064,855	4,607,885	8,672,740
Research In Motion Ltd. (d)	—	—	25,500	25,500	—	—	2,891,700	2,891,700

					2,410,476	11,844,987	15,781,003	30,036,466

Computers & Peripherals — 4.5%
Apple Computer, Inc. (d)	—	26,400	65,600	92,000	—	5,229,312	12,994,048	18,223,360
Dell, Inc. (d)	—	64,300	—	64,300	—	1,575,993	—	1,575,993
EMC Corp.	—	61,600	36,300	97,900	—	1,141,448	672,639	1,814,087
Hewlett-Packard Co.	62,300	43,400	10,900	116,600	3,144,904	2,190,832	550,232	5,885,968
International Business Machines Corp.	68,300	19,100	7,200	94,600	7,383,230	2,064,710	778,320	10,226,260
SanDisk Corp. (d)	—	33,600	36,200	69,800	—	1,114,512	1,200,754	2,315,266
Sun Microsystems, Inc. (d)	103,300	—	—	103,300	1,872,829	—	—	1,872,829

					12,400,963	13,316,807	16,195,993	41,913,763

Construction & Engineering — 0.2%
Fluor Corp.	—	—	9,800	9,800	—	—	1,428,056	1,428,056

Consumer Finance — 0.1%
American Express Co.	—	11,500	—	11,500	—	598,230	—	598,230
Discover Financial Services	—	23,700	22,500	46,200	—	357,396	339,300	696,696

					—	955,626	339,300	1,294,926

Containers & Packaging — 0.0%
Pactiv Corp. (d)	—	1,500	—	1,500	—	39,945	—	39,945
Temple-Inland, Inc.	—	—	3,300	3,300	—	—	68,805	68,805

					—	39,945	68,805	108,750

Distributors — 0.1%
Genuine Parts Co.	—	—	21,900	21,900	—	—	1,013,970	1,013,970

Diversified Financial Services — 4.8%
Bank of America Corp.	99,627	143,400	118,301	361,328	4,110,610	5,916,684	4,881,099	14,908,393
Citigroup, Inc.	126,200	198,800	141,500	466,500	3,715,328	5,852,672	4,165,760	13,733,760
CME Group, Inc.	—	3,949	900	4,849	—	2,709,014	617,400	3,326,414
Guaranty Financial Group, Inc. (d)	—	—	1,100	1,100	—	—	17,600	17,600
JPMorgan Chase & Co.	169,472	92,400	42,900	304,772	7,397,453	4,033,260	1,872,585	13,303,298

					15,223,391	18,511,630	11,554,444	45,289,465

Diversified Telecommunication Services — 4.2%
AT&T Inc.	129,970	174,590	105,432	409,992	5,401,553	7,255,960	4,381,754	17,039,267
Chunghwa Telecom Co. Ltd. (a)	—	1	—	1	—	12	—	12
Citizens Communications Co.	—	210,500	78,600	289,100	—	2,679,665	1,000,578	3,680,243

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (continued)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

Embarq Corp.	—	25,091	7,019	32,110	$ —	$ 1,242,757	$ 347,651	$ 1,590,408
Qwest Communications International Inc.	586,600	—	—	586,600	4,112,066	—	—	4,112,066
Verizon Communications, Inc.	120,000	82,190	75,532	277,722	5,242,800	3,590,881	3,299,993	12,133,674
Windstream Corp.	—	—	65,661	65,661	—	—	854,906	854,906

					14,756,419	14,769,275	9,884,882	39,410,576

Electric Utilities — 1.9%
American Electric Power Co., Inc.	—	11,300	—	11,300	—	526,128	—	526,128
Entergy Corp.	—	5,600	—	5,600	—	669,312	—	669,312
Exelon Corp.	—	19,100	11,500	30,600	—	1,559,324	938,860	2,498,184
First Energy Corp.	—	8,600	—	8,600	—	622,124	—	622,124
FPL Group, Inc.	68,000	25,300	—	93,300	4,609,040	1,714,834	—	6,323,874
Progress Energy, Inc.	—	—	38,800	38,800	—	—	1,879,084	1,879,084
The Southern Co.	112,700	—	32,700	145,400	4,367,125	—	1,267,125	5,634,250

					8,976,165	5,091,722	4,085,069	18,152,956

Electrical Equipment — 0.6%
Emerson Electric Co.	—	51,200	17,300	68,500	—	2,900,992	980,218	3,881,210
Rockwell Automation, Inc.	—	26,000	—	26,000	—	1,792,960	—	1,792,960

					—	4,693,952	980,218	5,674,170

Electronic Equipment & Instruments — 0.2%
Tyco Electronics Ltd.	—	29,925	8,475	38,400	—	1,111,115	314,677	1,425,792

Energy Equipment & Services — 3.1%
Baker Hughes, Inc.	—	9,600	6,300	15,900	—	778,560	510,930	1,289,490
BJ Services Co.	141,000	—	—	141,000	3,420,660	—	—	3,420,660
Halliburton Co.	114,300	—	—	114,300	4,333,113	—	—	4,333,113
Nabors Industries Ltd. (d)	9,900	—	—	9,900	271,161	—	—	271,161
National Oilwell Varco, Inc. (d)	—	39,600	31,900	71,500	—	2,909,016	2,343,374	5,252,390
Schlumberger Ltd.	—	13,297	3,103	16,400	—	1,308,026	305,242	1,613,268
Smith International, Inc.	—	41,100	33,682	74,782	—	3,035,235	2,487,416	5,522,651
Transocean, Inc. (d)	17,930	16,930	10,354	45,214	2,566,680	2,423,530	1,482,175	6,472,385
Weatherford International Ltd. (d)	—	—	5,800	5,800	—	—	397,880	397,880

					10,591,614	10,454,367	7,527,017	28,572,998

Food & Staples Retailing — 1.1%
CVS/Caremark Corp.	—	43,720	25,600	69,320	—	1,737,870	1,017,600	2,755,470
Wal-Mart Stores, Inc.	—	67,900	42,000	109,900	—	3,227,287	1,996,260	5,223,547
Walgreen Co.	—	38,800	17,200	56,000	—	1,477,504	654,976	2,132,480
Whole Foods Market, Inc.	—	4,600	—	4,600	—	187,680	—	187,680

					—	6,630,341	3,668,836	10,299,177

Food Products — 2.7%
Archer-Daniels-Midland Co.	29,600	—	—	29,600	1,374,328	—	—	1,374,328
ConAgra Foods, Inc.	—	16,600	—	16,600	—	394,914	—	394,914
General Mills, Inc.	86,600	—	—	86,600	4,936,200	—	—	4,936,200
Kraft Foods, Inc.	156,100	49,021	49,427	254,548	5,093,543	1,599,555	1,612,803	8,305,901
Sara Lee Corp.	—	117,400	77,300	194,700	—	1,885,444	1,241,438	3,126,882
Unilever NV (a)	191,200	—	—	191,200	6,971,152	—	—	6,971,152

					18,375,223	3,879,913	2,854,241	25,109,377

Gas Utilities — 0.1%
Spectra Energy Corp.	—	—	24,700	24,700	—	—	637,754	637,754

Healthcare Equipment & Supplies — 1.4%
Baxter International, Inc.	56,800	13,800	3,400	74,000	3,297,240	801,090	197,370	4,295,700
Becton Dickinson & Co.	—	18,400	—	18,400	—	1,537,872	—	1,537,872
Boston Scientific Corp. (d)	—	44,046	38,486	82,532	—	512,255	447,592	959,847
Covidien Ltd.	66,525	29,925	8,475	104,925	2,946,392	1,325,378	375,358	4,647,128
Medtronic, Inc.	—	3,600	—	3,600	—	180,972	—	180,972
Stryker Corp.	—	—	5,900	5,900	—	—	440,848	440,848
Zimmer Holdings, Inc. (d)	—	9,500	—	9,500	—	628,425	—	628,425

					6,243,632	4,985,992	1,461,168	12,690,792

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (continued)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

Healthcare Providers & Services — 1.4%
Aetna, Inc.	—	16,300	8,800	25,100	$ —	$ 940,999	$ 508,024	$ 1,449,023
Cigna Corp.	—	—	10,800	10,800	—	—	580,284	580,284
Express Scripts, Inc. (d)	—	18,200	17,600	35,800	—	1,328,600	1,284,800	2,613,400
Humana, Inc. (d)	—	—	14,600	14,600	—	—	1,099,526	1,099,526
Medco Health Solutions, Inc. (d)	—	12,600	5,500	18,100	—	1,277,640	557,700	1,835,340
UnitedHealth Group, Inc.	—	40,600	32,700	73,300	—	2,362,920	1,903,140	4,266,060
WellPoint, Inc. (d)	—	—	12,100	12,100	—	—	1,061,533	1,061,533

					—	5,910,159	6,995,007	12,905,166

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.	—	35,500	7,500	43,000	—	1,579,395	333,675	1,913,070
McDonald’s Corp.	—	74,600	46,700	121,300	—	4,394,686	2,751,097	7,145,783
Starbucks Corp. (d)	—	87,200	103,000	190,200	—	1,784,984	2,108,410	3,893,394
Starwood Hotels & Resorts Worldwide, Inc.	—	39,400	—	39,400	—	1,734,782	—	1,734,782
Wendy’s International, Inc.	—	7,300	—	7,300	—	188,632	—	188,632
Wynn Resorts Ltd.	—	—	14,300	14,300	—	—	1,603,459	1,603,459

					—	9,682,479	6,796,641	16,479,120

Household Durables — 0.6%
Black & Decker Corp.	—	1,900	—	1,900	—	132,335	—	132,335
D.R. Horton, Inc.	—	—	8,300	8,300	—	—	109,311	109,311
Fortune Brands, Inc.	—	22,700	24,900	47,600	—	1,642,572	1,801,764	3,444,336
Garmin Ltd.	—	—	5,300	5,300	—	—	514,100	514,100
KB Home	—	—	3,600	3,600	—	—	77,760	77,760
Lennar Corp. Class A	—	23,000	—	23,000	—	411,470	—	411,470
Newell Rubbermaid, Inc.	—	—	49,600	49,600	—	—	1,283,648	1,283,648

					—	2,186,377	3,786,583	5,972,960

Household Products — 1.6%
Colgate-Palmolive Co.	—	—	5,500	5,500	—	—	428,780	428,780
Kimberly-Clark Corp.	65,400	—	5,200	70,600	4,534,836	—	360,568	4,895,404
The Procter & Gamble Co.	—	88,742	46,800	135,542	—	6,515,438	3,436,056	9,951,494

					4,534,836	6,515,438	4,225,404	15,275,678

IT Services — 0.9%
Automatic Data Processing, Inc.	—	40,300	—	40,300	—	1,794,559	—	1,794,559
Cognizant Technology Solutions Corp. (d)	—	12,800	36,200	49,000	—	434,432	1,228,628	1,663,060
Paychex, Inc.	—	—	48,200	48,200	—	—	1,745,804	1,745,804
Unisys Corp. (d)	576,400	—	—	576,400	2,726,372	—	—	2,726,372

					2,726,372	2,228,991	2,974,432	7,929,795

Industrial Conglomerates — 4.1%
3M Co.	—	38,500	26,000	64,500	—	3,246,320	2,192,320	5,438,640
General Electric Co.	127,600	332,300	221,600	681,500	4,730,132	12,318,361	8,214,712	25,263,205
Koninklijke Philips Electronics NV	64,800	—	—	64,800	2,770,200	—	—	2,770,200
Textron, Inc.	—	14,800	6,200	21,000	—	1,055,240	442,060	1,497,300
Tyco International Ltd.	75,725	21,825	—	97,550	3,002,496	865,361	—	3,867,857

					10,502,828	17,485,282	10,849,092	38,837,202

Insurance — 4.2%
The Allstate Corp.	—	18,700	12,300	31,000	—	976,701	642,429	1,619,130
American International Group, Inc.	175,200	40,700	18,600	234,500	10,214,160	2,372,810	1,084,380	13,671,350
Hartford Financial Services Group, Inc. (e)	25,800	16,100	6,800	48,700	2,249,502	1,403,759	592,892	4,246,153
Lincoln National Corp.	—	36,300	21,600	57,900	—	2,113,386	1,257,552	3,370,938
Marsh & McLennan Cos., Inc.	—	75,500	11,300	86,800	—	1,998,485	299,111	2,297,596
MetLife, Inc.	—	—	14,600	14,600	—	—	899,652	899,652
The Progressive Corp.	—	62,000	—	62,000	—	1,187,920	—	1,187,920
Prudential Financial, Inc.	—	—	7,900	7,900	—	—	735,016	735,016
Safeco Corp.	—	—	14,800	14,800	—	—	824,064	824,064

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (continued)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

The Travelers Cos., Inc.	107,600	49,600	33,300	190,500	$ 5,788,880	$ 2,668,480	$ 1,791,540	$ 10,248,900
XL Capital Ltd. Class A	—	—	4,700	4,700	—	—	236,457	236,457

					18,252,542	12,721,541	8,363,093	39,337,176

Internet & Catalog Retail — 0.3%
Amazon.com, Inc. (d)	—	20,900	13,000	33,900	—	1,936,176	1,204,320	3,140,496

Internet Software & Services — 2.0%
eBay, Inc. (d)	—	78,800	108,307	187,107	—	2,615,372	3,594,709	6,210,081
Google, Inc. Class A (d)(e)	—	5,930	9,500	15,430	—	4,100,476	6,569,060	10,669,536
Yahoo! Inc. (d)	—	23,100	74,700	97,800	—	537,306	1,737,522	2,274,828

					—	7,253,154	11,901,291	19,154,445

Leisure Equipment & Products — 0.2%
Eastman Kodak Co.	—	64,000	—	64,000	—	1,399,680	—	1,399,680
Mattel, Inc.	26,800	—	—	26,800	510,272	—	—	510,272

					510,272	1,399,680	—	1,909,952

Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc. (d)	—	12,000	26,100	38,100	—	692,160	1,505,448	2,197,608

Machinery — 1.5%
Caterpillar, Inc.	—	37,500	18,200	55,700	—	2,721,000	1,320,592	4,041,592
Cummins, Inc.	—	14,800	16,400	31,200	—	1,885,076	2,088,868	3,973,944
Danaher Corp.	—	—	4,300	4,300	—	—	377,282	377,282
Deere & Co.	40,300	16,800	—	57,100	3,752,736	1,564,416	—	5,317,152
Joy Global, Inc.	—	—	3,700	3,700	—	—	243,534	243,534

					3,752,736	6,170,492	4,030,276	13,953,504

Media — 2.8%
CBS Corp. Class B	14,700	79,650	20,900	115,250	400,575	2,170,463	569,525	3,140,563
Comcast Corp. Class A (d)	—	103,200	113,650	216,850	—	1,884,432	2,075,249	3,959,681
The DIRECTV Group, Inc. (d)	—	60,600	44,700	105,300	—	1,401,072	1,033,464	2,434,536
Lamar Advertising Co. Class A	—	—	43,544	43,544	—	—	2,093,160	2,093,160
The McGraw-Hill Cos., Inc.	—	—	5,400	5,400	—	—	236,574	236,574
News Corp. Class A	—	—	40,100	40,100	—	—	821,649	821,649
Time Warner, Inc.	370,000	—	—	370,000	6,108,700	—	—	6,108,700
Viacom, Inc. Class B (d)	—	34,650	29,400	64,050	—	1,521,828	1,291,248	2,813,076
Walt Disney Co.	81,300	18,300	33,500	133,100	2,624,364	590,724	1,081,380	4,296,468

					9,133,639	7,568,519	9,202,249	25,904,407

Metals & Mining — 1.4%
Alcoa, Inc.	107,800	30,700	—	138,500	3,940,090	1,122,085	—	5,062,175
Allegheny Technologies, Inc.	—	19,000	6,400	25,400	—	1,641,600	552,960	2,194,560
Freeport-McMoRan Copper & Gold, Inc. Class B	—	24,800	24,000	48,800	—	2,540,512	2,458,560	4,999,072
Newmont Mining Corp.	—	—	1,700	1,700	—	—	83,011	83,011
Nucor Corp.	—	—	6,000	6,000	—	—	355,320	355,320

					3,940,090	5,304,197	3,449,851	12,694,138

Multi-Utilities — 1.4%
Ameren Corp.	—	12,000	—	12,000	—	650,520	—	650,520
Consolidated Edison, Inc.	52,700	32,400	—	85,100	2,574,395	1,582,740	—	4,157,135
Dominion Resources, Inc.	46,400	16,400	—	62,800	2,201,680	778,180	—	2,979,860
Public Service Enterprise Group, Inc.	—	34,200	15,700	49,900	—	3,359,808	1,542,368	4,902,176
TECO Energy, Inc.	—	—	31,600	31,600	—	—	543,836	543,836

					4,776,075	6,371,248	2,086,204	13,233,527

Multiline Retail — 0.1%
Family Dollar Stores, Inc.	—	8,500	—	8,500	—	163,455	—	163,455
Macy’s, Inc.	8,800	—	—	8,800	227,656	—	—	227,656
Sears Holdings Corp. (d)	—	—	3,500	3,500	—	—	357,175	357,175
Target Corp.	—	9,700	—	9,700	—	485,000	—	485,000

					227,656	648,455	357,175	1,233,286

Office Electronics — 0.6%
Xerox Corp.	353,900	—	—	353,900	5,729,641	—	—	5,729,641

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (continued)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

Oil, Gas & Consumable Fuels — 8.6%
Anadarko Petroleum Corp. (e)	77,100	30,400	9,200	116,700	$ 5,064,699	$ 1,996,976	$ 604,348	$ 7,666,023
Apache Corp.	—	9,700	6,500	16,200	—	1,043,138	699,010	1,742,148
Chesapeake Energy Corp.	—	—	23,000	23,000	—	—	901,600	901,600
Chevron Corp.	48,700	75,106	49,200	173,006	4,545,171	7,009,643	4,591,836	16,146,650
ConocoPhillips	—	47,400	29,521	76,921	—	4,185,420	2,606,704	6,792,124
Devon Energy Corp.	—	33,000	10,200	43,200	—	2,934,030	906,882	3,840,912
EOG Resources, Inc.	—	17,200	4,200	21,400	—	1,535,100	374,850	1,909,950
Exxon Mobil Corp.	135,200	132,700	75,400	343,300	12,666,888	12,432,663	7,064,226	32,163,777
Hess Corp.	—	22,800	—	22,800	—	2,299,608	—	2,299,608
Marathon Oil Corp.	—	3,900	2,300	6,200	—	237,354	139,978	377,332
Peabody Energy Corp.	51,500	—	—	51,500	3,174,460	—	—	3,174,460
Valero Energy Corp.	—	15,600	10,800	26,400	—	1,092,468	756,324	1,848,792
XTO Energy, Inc.	—	15,000	9,500	24,500	—	770,400	487,920	1,258,320

					25,451,218	35,536,800	19,133,678	80,121,696

Paper & Forest Products — 0.5%
International Paper Co.	—	52,500	39,200	91,700	—	1,699,950	1,269,296	2,969,246
MeadWestvaco Corp.	—	14,200	26,300	40,500	—	444,460	823,190	1,267,650
Weyerhaeuser Co.	—	8,000	—	8,000	—	589,920	—	589,920

					—	2,734,330	2,092,486	4,826,816

Pharmaceuticals — 6.9%
Abbott Laboratories (e)	—	23,200	25,400	48,600	—	1,302,680	1,426,210	2,728,890
Bristol-Myers Squibb Co.	191,400	120,000	94,200	405,600	5,075,928	3,182,400	2,498,184	10,756,512
Eli Lilly & Co.	—	54,300	18,000	72,300	—	2,899,077	961,020	3,860,097
GlaxoSmithKline Plc (a)	46,500	—	—	46,500	2,343,135	—	—	2,343,135
Johnson & Johnson	51,200	105,200	60,200	216,600	3,415,040	7,016,840	4,015,340	14,447,220
Merck & Co., Inc.	—	85,800	37,000	122,800	—	4,985,838	2,150,070	7,135,908
Pfizer, Inc.	176,600	313,100	202,300	692,000	4,014,118	7,116,763	4,598,279	15,729,160
Schering-Plough Corp.	165,600	—	—	165,600	4,411,584	—	—	4,411,584
Wyeth	54,600	16,500	—	71,100	2,412,774	729,135	—	3,141,909

					21,672,579	27,232,733	15,649,103	64,554,415

Real Estate Investment Trusts (REITs) — 0.6%
Developers Diversified Realty Corp.	—	—	7,900	7,900	—	—	302,491	302,491
Equity Residential Properties	—	8,200	5,600	13,800	—	299,054	204,232	503,286
Plum Creek Timber Co., Inc.	—	60,500	23,200	83,700	—	2,785,420	1,068,128	3,853,548
Simon Property Group, Inc.	—	—	3,800	3,800	—	—	330,068	330,068
Vornado Realty Trust	—	—	2,300	2,300	—	—	202,285	202,285

					—	3,084,474	2,107,204	5,191,678

Real Estate Management & Development — 0.0%
Forestar Real Estate Group, Inc. (d)	—	—	1,100	1,100	—	—	25,949	25,949

Road & Rail — 0.1%
Ryder System, Inc.	—	—	19,100	19,100	—	—	897,891	897,891

Semiconductors & Semiconductor Equipment — 4.0%
Advanced Micro Devices, Inc. (d)	—	—	46,700	46,700	—	—	350,250	350,250
Analog Devices, Inc.	—	—	41,000	41,000	—	—	1,299,700	1,299,700
Applied Materials, Inc.	—	39,100	—	39,100	—	694,416	—	694,416
Broadcom Corp. Class A (d)	—	—	32,000	32,000	—	—	836,480	836,480
Fairchild Semiconductor International, Inc. (d)	108,100	—	—	108,100	1,559,883	—	—	1,559,883
Intel Corp.	139,400	136,300	123,640	399,340	3,716,404	3,633,758	3,296,243	10,646,405
LSI Logic Corp. (d)	935,300	—	—	935,300	4,966,443	—	—	4,966,443
Lam Research Corp. (d)	—	—	33,400	33,400	—	—	1,443,882	1,443,882
Linear Technology Corp.	—	39,400	—	39,400	—	1,254,102	—	1,254,102
Microchip Technology, Inc.	—	54,400	38,200	92,600	—	1,709,248	1,200,244	2,909,492
Micron Technology, Inc. (d)	524,400	—	—	524,400	3,801,900	—	—	3,801,900
National Semiconductor Corp.	—	57,700	—	57,700	—	1,306,328	—	1,306,328
Nvidia Corp. (d)	—	69,150	78,600	147,750	—	2,352,483	2,673,972	5,026,455

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (continued)

	Shares Held				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Common Stocks	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

Texas Instruments, Inc.	—	33,400	—	33,400	$ —	$ 1,115,560	$ —	$ 1,115,560

					14,044,630	12,065,895	11,100,771	37,211,296

Software — 3.6%
Adobe Systems, Inc. (d)	—	—	34,100	34,100	—	—	1,457,093	1,457,093
Autodesk, Inc. (d)	—	41,500	50,300	91,800	—	2,065,040	2,502,928	4,567,968
Electronic Arts, Inc. (d)	—	19,200	22,498	41,698	—	1,121,472	1,314,108	2,435,580
Intuit, Inc. (d)	—	—	29,400	29,400	—	—	929,334	929,334
Microsoft Corp.	—	238,500	283,800	522,300	—	8,490,600	10,103,280	18,593,880
Oracle Corp. (d)	—	112,100	156,362	268,462	—	2,531,218	3,530,654	6,061,872

					—	14,208,330	19,837,397	34,045,727

Specialty Retail — 0.4%
The Gap, Inc.	14,900	—	—	14,900	317,072	—	—	317,072
Home Depot, Inc.	—	64,800	74,100	138,900	—	1,745,712	1,996,254	3,741,966
Lowe’s Cos., Inc.	—	—	3,100	3,100	—	—	70,122	70,122

					317,072	1,745,712	2,066,376	4,129,160

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc. (d)	—	11,900	21,400	33,300	—	363,902	654,412	1,018,314
VF Corp.	—	8,500	—	8,500	—	583,610	—	583,610

					—	947,512	654,412	1,601,924

Thrifts & Mortgage Finance — 0.6%
Fannie Mae	—	28,300	63,200	91,500	—	1,131,434	2,526,736	3,658,170
Freddie Mac	—	20,200	10,000	30,200	—	688,214	340,700	1,028,914
Washington Mutual, Inc.	—	25,200	25,100	50,300	—	342,972	341,611	684,583

					—	2,162,620	3,209,047	5,371,667

Tobacco — 1.5%
Altria Group, Inc.	—	76,300	34,500	110,800	—	5,766,754	2,607,510	8,374,264
Reynolds American, Inc.	—	34,700	32,400	67,100	—	2,288,812	2,137,104	4,425,916
UST, Inc.	—	4,100	23,500	27,600	—	224,680	1,287,800	1,512,480

					—	8,280,246	6,032,414	14,312,660

Wireless Telecommunication Services — 0.1%
Sprint Nextel Corp.	—	—	67,497	67,497	—	—	886,236	886,236

Total Common Stocks
(Cost — $839,453,916) — 94.3%					$250,207,046	$354,880,777	$278,486,768	$883,574,591

	Beneficial Interest

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Short-Term Securities	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

BlackRock Liquidity Series, LLC
Cash Sweep Series, 5.04% (b)(c)	$13,672,894	$ —	$ —	$13,672,894	13,672,894	—	—	13,672,894
BlackRock Liquidity Series, LLC
Money Market Series, 4.78% (b)(c)	—	34,720,875	33,882,119	68,602,994	—	34,720,875	33,882,119	68,602,994

Total Short-Term Securities
(Cost — $82,275,888) — 8.8%					13,672,894	34,720,875	33,882,119	82,275,888

Total Investments Before Option Written
(Cost — $921,729,804*) — 103.1%					263,879,940	389,601,652	312,368,887	965,850,479

Pro Forma Condensed Combined Schedule of Investments for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited) (concluded)

	Number of Contracts				Value

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Options Written	CII	EEF	ECV	into CII)	CII	EFF	ECV	into CII)

Call Options Written
Chevron Corp., expiring January 2008 at $90	100	—	—	100	$ (43,000)	$ —	$ —	$ (43,000)
Exxon Mobil Corp., expiring January 2008
at $100	306	—	—	306	(5,355)	—	—	(5,355)
NASDAQ Index 100, expiring January 2008
at $2,100	—	—	75	75	—	—	(292,500)	(292,500)
S&P 500 Index, expiring January 2008
at $1,475	1,215	1,730	1,315	4,260	(2,782,350)	(3,961,700)	(3,011,350)	(9,755,400)

Total Options Written
(Premiums Received — $14,145,713) — (1.1%)					(2,830,705)	(3,961,700)	(3,303,850)	(10,096,255)

Total Investments Before Option Written
(Cost — $907,584,091) — 102.0%					261,049,235	385,639,952	309,065,037	955,754,224
Liabilities in Excess of Other Assets — (2.0%)					(663,795)	(10,505,847)	(2,894,019)	(18,609,925)**

Net Assets — 100%					$260,385,440	$375,134,105	$306,171,018	$937,144,299

*	The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2007, as computed for federal income tax purposes, were as follows:
	Aggregate Cost	$922,601,863
	Gross unrealized appreciation	$106,427,472
	Gross unrealized depreciation	(63,178,856)
	Net unrealized appreciation	$ 43,248,616
**	Reflects pro forma adjustments to the Condensed Combined Statement of Assets and Liabilities.
(a)	Depositary Receipts.
(b)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net Activity				Interest Income

				Pro Forma				Pro Forma
				Combined				Combined
				Fund (EEF				Fund (EEF
				and ECV				and ECV
Affiliate	CII	EEF	ECV	into CII)	CII	EEF	ECV	into CII)

BlackRock Liquidity Series, LLC
Cash Sweep Series	$1,662,488	$ —	$ —	$ 1,662,488	$1,159,893	$ 18,244	$ —	$1,178,137
BlackRock Liquidity Series, LLC
Money Market Series	$ —	$25,823,602	$11,891,510	$37,715,112	$ —	$1,079,543	$1,261,191	$2,340,734

(c)	Represents the current yield as of December 31, 2007.
(d)	Non-income producing security.
(e)	All or portion of security held as collateral in connection with open futures contracts.
•	For Fund compliance purposes, the Funds’ industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
•	Financial futures contracts purchased as of December 31, 2007 were as follows:

			Expiration		Unrealized
	Number of Contracts	Issue	Date	Face Value	Depreciation

	325	NASDAQ 100 Index	March 2008	$ 13,717,862	$ (36,987)
	625	S&P 500 Index	March 2008	$ 46,504,307	(340,245)

Total					$ (377,232)

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Assets and Liabilities for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
As of December 31, 2007 (Unaudited)

						Pro Forma
						Combined Fund
						(EEF and ECV
	CII	EEF	ECV	Adjustments		into CII)

Assets:
Investments in unaffiliated securities,
at value*	$ 250,207,046	$ 354,880,777	$ 278,486,768	$ —		$ 883,574,591
Investments in affiliated securities, at
value**	13,672,894	34,720,875	33,882,119	—		82,275,888
Foreign cash (cost — $9,142)	8,982	—	—	—		8,982
Cash	756	—	—	—		756
Receivables:
Securities sold	1,542,243	1,522,464	—	—		3,064,707
Dividends	293,533	694,473	349,132	—		1,337,138
Security lending	—	16,479	—	—		16,479
Prepaid expenses	521	18,380	15,477	—		34,378

Total assets	265,725,975	391,853,448	312,733,496	—		970,312,919

Liabilities:
Options written, at value***	2,830,705	3,961,700	3,303,850	—		10,096,255
Bank overdraft	—	9,979,265	—	—		9,979,265
Payables:
Dividends to shareholders	2,122,005	2,217,219	2,710,292	—		7,049,516
Distributions to shareholders	—	—	—	3,908,264	(1)	3,908,264
Investment adviser	198,676	322,316	267,486	—		788,478
Reorganization expenses	—	—	—	638,000	(2)	638,000
Variation margin	57,463	78,959	161,778	—		298,200
Other affiliates	2,464	3,379	2,797	—		8,640
Accrued expenses and other liabilities	129,222	156,505	116,275	—		402,002

Total liabilities	5,340,535	16,719,343	6,562,478	4,546,264		33,168,620

Net Assets:
Net Assets	$ 260,385,440	$ 375,134,105	$ 306,171,018	$ (4,546,264)		$ 937,144,299

Capital:
Common Stock, par value $.10 per
share, 200,000,000 shares
authorized†	$ 1,218,874	$ 2,134,804	$ 1,769,705	$ (667,176	)(3)	$ 4,456,207
Paid-in capital in excess of par	231,130,228	361,274,634	296,334,101	(638,000	)(2)	884,895,351
				667,176	(3)
				(3,872,788	)(4)
Undistributed (accumulated) realized
capital gains (losses) — net	3,908,264	(1,482,074)	(2,390,714)	(3,908,264	)(1)	—
				3,872,788	(4)
Unrealized appreciation — net	24,128,074	13,206,741	10,457,926	—		47,792,741

Net Assets	$ 260,385,440	$ 375,134,105	$ 306,171,018	$ (4,546,264)		$ 937,144,299

Net asset value	$ 21.36	$ 17.57	$ 17.30			$ 21.03

Market price	$ 20.06	$ 16.16	$ 15.68			$ 20.06

* Identified cost for unaffiliated
securities	$ 227,177,603	$ 343,155,879	$ 269,120,434			$ 839,453,916

** Identified cost for affiliated
securities	$ 13,672,894	$ 34,720,875	$ 33,882,119			$ 82,275,888

*** Premiums received	$ 4,023,610	$ 5,561,868	$ 4,560,235			$ 14,145,713

† Shares of Common Stock
outstanding	12,188,736	21,348,041	17,697,047	(6,671,757	)(3)	44,562,067

(1)	Reflects the distribution of undistributed net capital gains of $3,908,264 attributable to CII.

(2)	Reflects the charge for estimated reorganization expenses of $638,000 of which $147,000 was attributable to CII, $253,000 was attributable to EEF and $238,000 was attributable to ECV, respectively.

(3)	Reflects the capitalization adjustments giving the effect of the transfer of shares of CII which EEF and ECV shareholders will receive as if the Reorganization had taken place on December 31, 2007. The foregoing should not be relied upon to reflect the number of shares of CII that actually will be received on or after such date.

(4)	Reflects the entry to close out accumulated net investment loss of $3,872,788 of which $1,482,074 was attributable to EEF and $2,390,714 was attributable to ECV, respectively.

See Notes to Pro Forma Condensed Combined Financial Statements.

Pro Forma Condensed Combined Statement of Operations for
BlackRock Enhanced Capital and Income Fund, Inc. (“CII”),
BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”) and
BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV”)
For the Twelve Months Ended December 31, 2007 (Unaudited)

						Pro Forma
						Combined
						Fund
						(EEF and ECV
	CII	EEF	ECV	Adjustments		into CII) (4)

Investment Income:
Dividends†	$ 6,493,059	$ 9,260,195	$ 5,962,765	$ —		$ 21,716,019
Interest††	2,860,565	1,079,543	1,261,191	—		5,201,299
Securities lending – net	—	18,244	—	—		18,244

Total income	9,353,624	10,357,982	7,223,956	—		26,935,562

Expenses:
Investment advisory fees	2,724,358	3,958,902	3,257,277	(1,082,428	)(2)	8,858,109
Loan interest expense (1)	2,174,821	—	—	—		2,174,821
Asset securitization fees	142,957	—	—	—		142,957
Accounting services	126,088	116,873	99,152	(63,237	)(2)	278,876
Custodian fees	124,477	23,860	21,138	(18,165	)(2)	151,310
Professional fees	82,616	66,521	59,167	(119,079	)(2)	89,225
Repurchase offer	—	—	3,620	(3,620	)(3)	—
Printing and shareholder reports	43,711	34,616	28,654	(22,732	)(2)	84,249
Transfer agent fees	30,009	26,673	23,578	(28,690	)(2)	51,570
Directors’ fees and expenses	25,099	32,434	27,694	—		85,227
Pricing services	9,680	1,066	1,236	(2,302	)(2)	9,680
Listing fees	9,436	9,436	9,436	—		28,308
Other	31,949	29,630	38,008	(42,697	)(2)	56,890

Total expenses	5,525,201	4,300,011	3,568,960	(1,382,950)		12,011,222

Investment income – net	3,828,423	6,057,971	3,654,996	1,382,950		14,924,340

Realized & Unrealized Gain (Loss) — Net:
Realized gain (loss) on:
Investments – net	20,031,026	12,767,824	19,584,199	—		52,383,049
Financial futures contracts and swaps – net	(437,906)	41,939	338,972	—		(56,995)
Options written – net	4,844,512	(3,108,393)	(3,861,257)	—		(2,125,138)
Foreign currency transactions – net	4,975	—	—	—		4,975
Change in unrealized appreciation/depreciation on:
Investments – net	(18,352,155)	2,251,111	1,525,637	—		(14,575,407)
Financial futures contracts and swaps – net	(108,866)	(74,369)	(82,143)	—		(265,378)
Options written – net	1,050,785	714,223	40,328	—		1,805,336
Foreign currency transactions – net	(160)	—	—	—		(160)

Total realized and unrealized gain – net	7,032,211	12,592,335	17,545,736	—		37,170,282

Net Increase in Net Assets Resulting from
Operations	$10,860,634	$18,650,306	$21,200,732	$ 1,382,950		$ 52,094,622

† Including foreign withholding tax	$ 43,133	$ 35,762	$ 1,287	$ —		$ 80,182

†† Interest from affiliates	$ 1,159,893	$ 1,079,543	$ 1,261,191	$ —		$ 3,500,627

(1)	Loan Interest Expense reflects the use of leverage by CII through May 2, 2007. The pro forma Loan Interest Expense for the twelve-month period ending December 31, 2007, as adjusted, giving effect to the combination of EEF, ECV and CII, reflects the Loan Interest Expense of the combined fund as if such combination was consummated on January 1, 2007. Pursuant to a restructuring of its portfolio, as of May 2, 2007, the Acquiring Fund no longer uses leverage and does not intend to do so in the future. The Fees and Expenses Table in the Joint Proxy Statement/Prospectus is presented on a pro forma basis to omit the effects of leverage (including interest expense and other leverage related fees and expenses). As a result, the pro forma expenses indicated on the Total Annual Expenses line of the Fees and Expenses Table do not correspond to the Loan Interest Expense of this Pro Forma Condensed Combined Statement of Operations.

(2)	Reflects the estimated savings as a result of the Reorganization due to CII’s lower management fee, through fewer audits and consolidation of accounting, custody, legal, printing and other services.

(3)	Reflects the elimination of the repurchase offer expenses specific to ECV.

(4)	This Pro Forma Condensed Combined Statement of Operations excludes non-recurring aggregate estimated Reorganization expenses of $638,000 of which $147,000 was attributable to CII, $253,000 was attributable to EEF and $238,000 was attributable to ECV, respectively.

See Notes to Pro Forma Condensed Combined Financial Statements.

Notes to Pro Forma Condensed Combined Financial Statements
BlackRock Enhanced Capital and Income Fund, Inc.
(Unaudited)

NOTE 1 — Basis of Combination:

     The Boards of Directors of BlackRock Enhanced Equity Yield Fund, Inc. (“EEF”), BlackRock Enhanced Equity Yield & Premium Fund, Inc. (“ECV” and, together with EEF, each a “Target Fund” and, collectively, the “Target Funds”) and BlackRock Enhanced Capital and Income Fund, Inc. (“CII” or the “Acquiring Fund” and, together with EEF and ECV, the “Fund” or the “Funds”) at a meeting held on March 14, 2007 each approved the following: (a) a proposed tax-free reorganization in which CII will acquire substantially all of the assets of ECV in exchange for shares of CII and the assumption by CII of substantially all of the liabilities of ECV (the “ECV Reorganization”) and (b) a proposed tax-free reorganization in which CII will acquire substantially all of the assets of EEF in exchange for shares of CII and the assumption by CII of substantially all of the liabilities of EEF (the “EEF Reorganization” and, together with the ECV Reorganization, each a “Reorganization” and, collectively, the “Reorganizations”). Pursuant to the Reorganizations, subject to separate approvals by the stockholders of EEF and ECV, EEF and ECV will transfer all of their assets, subject to their liabilities, to CII, in exchange for a number of shares of CII equal in value to the net assets of EEF and ECV (the “Exchange”). If the Exchange is consummated, shares of CII then will be distributed to EEF and ECV shareholders on a pro rata basis in liquidation of EEF and ECV.

     The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma condensed combined schedule of investments and condensed combined statement of assets and liabilities reflect the financial position of the Funds at December 31, 2007. The unaudited pro forma condensed combined statement of operations reflects the results of operations of the Funds for the twelve months ended December 31, 2007. These statements have been derived from the books and records of the Funds utilized in calculating daily net asset value at the dates indicated above in conformity with accounting principles generally accepted in the United States of America. As of December 31, 2007, all the securities held by the Target Funds comply with the compliance guidelines and/or investment restrictions of CII. The historical cost of investment securities will be carried forward to the surviving entity. The fiscal year ends for the Funds is December 31.

     The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in their respective Statements of Additional Information. Such pro forma condensed combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on December 31, 2007. Following the Exchange, CII will be the accounting survivor.

     If the Reorganizations are completed, the costs associated with the Reorganizations, including the costs associated with the stockholder meeting, will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon some reasonable methodology as appropriate. The estimated expenses of the Reorganization attributable to EEF, ECV and CII are $253,000, $238,000 and $147,000, respectively.

NOTE 2 — CII Fund Valuation:

     Equity investments traded on a national securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. Equity investments traded on a national exchange for which there were no sales on that day and equity investments traded on over-the-counter (“OTC”) markets for which market quotations are readily available are valued at the last available bid price. Effective September 4, 2007, exchange traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) and the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts are traded on exchanges and are valued at their last sale price. Investments in open-end investment companies are valued at their net asset value each business day. Short-term securities may be valued at amortized cost.

     In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by, under the direction of or in accordance with a method approved by the Fund’s Board of Directors (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor shall seek to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that the advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets shall be subsequently reported to the Board or a committee thereof.

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund’s Board or by the investment advisor using a pricing service and/or procedures approved by the Fund’s Board.

NOTE 3 — Capital Shares:

     The pro forma net asset value per share assumes the issuance of shares of CII that would have been issued at December 31, 2007 in connection with the proposed Reorganizations. The number of shares assumed to be issued is equal to the net asset value of shares of EEF and ECV, as of December 31, 2007, divided by the net asset value per share of the shares of CII as of December 31, 2007. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2007:

Total Outstanding	Additional Shares	Additional Shares	Total Outstanding
CII Shares	Assumed Issued In	Assumed Issued In	CII Shares
Pre-Combination	EEF Reorganization	ECV Reorganization	Post-Combination

12,188,736	17,825,934	14,547,397	44,562,067

NOTE 4 — Pro Forma Operating Expenses:

     The pro forma condensed combined statement of operations for the twelve-month period ending December 31, 2007, as adjusted, giving effect to the Exchange reflects changes in expenses of CII as if the Exchange was consummated on January 1, 2007. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5 — Federal Income Taxes:

     The Acquiring Fund and each Target Fund each has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). If the Exchange is consummated, the Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, U.S. federal income taxes. In addition, the Target Funds will make any required income or capital gain distributions prior to consummation of this Exchange, in accordance with provisions of the Code relating to tax-free mergers of investment companies.

     The Acquiring Fund will succeed to unrealized built in losses or capital loss carryforwards, if any, of either of the Target Funds. The use of any such built in losses or capital loss carryforwards may be subject to limitation under the Code. For five years after the closing date of the Exchange, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carry forwards (if any) and certain built-in losses (if any) attributable to the other Funds.

     The identified cost of investments for the Acquiring Fund and the Target Funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.